UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-676-1000

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

September 30, 2018

ANNUAL REPORT

SEI Institutional International Trust

International Equity Fund

Emerging Markets Equity Fund

International Fixed Income Fund

Emerging Markets Debt Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2018 (Unaudited)

To Our Shareholders:

Financial markets completed the fiscal year in an environment defined by strong investor appetite for higher-risk market segments. Fixed-income performance ran the gamut regarding strength across markets—with high-yield debt near the top end and U.S. Treasurys at the bottom, in keeping with the risk-on sentiment. However, the sudden return of volatility to the markets toward the end of the first half of the reporting period saw the VIX index rise to a three-year high. Risk-asset prices fell sharply in February, with the S&P 500 Index touching down 10% from its earlier highs; robust economic data and consumer confidence in a healthy economy likely prevented a more sizeable market correction and drove the index to a new all-time high mark before the end of the fiscal year. By the end of the reporting period, trade war concerns continued to catalyze while markets looked to gain support from robust macro data and earnings momentum.

Most of the expectations we had at the start of the Funds’ most recently completed fiscal year, from the start of October 2017 through the end of September 2018, were actualized. The pace of interest-rate increases by the Federal Reserve (“Fed”) largely followed the market’s projections. U.S. Treasury yields increased across the curve during the fiscal year as a combination of policy, fundamental and political events influenced the markets. Short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates four times during the reporting period, and the yield curve flattened to a post-recession low. Strength in the euro relative to the U.S. dollar over the first half of the fiscal year prevented a quick end to the European Central Bank’s (“ECB”) stimulus commitment; the European Central Bank announced it would end its bond-buying program by the end of 2018, assuming that economic data continued to support the bank’s medium-term inflation outlook. The Japanese yen finished the period near where it began as the Bank of Japan (“BOJ”) held monetary policy stable through the fiscal year. China’s currency slid to a 10-year low against the U.S. dollar toward the end of the fiscal period amid trade-related tensions. Venezuela announced it would restructure and refinance after the country defaulted on several overdue coupon payments.

Oil prices gained during the fiscal year, supported by rising global demand and geopolitical tensions, as well as news that Saudi Arabia and Russia would extend an agreement to curb output.

We suggested that market sentiment would remain attuned to geopolitical developments; these accounted for the only significant exceptions to the global tranquility trend. Also, a fixation on tax reform and continued yield-curve flattening drove market movements throughout the latter part of the fiscal year.

Geopolitical events

In the U.S., President Trump demonstrated a commitment to follow through on tighter U.S. immigration policy that authorized U.S. border agents to separate children from parents who crossed the border illegally. The ongoing special counsel investigation into the possibility of collusion between Donald Trump’s presidential campaign and Russia remained topical. A one-on-one meeting between the U.S. president and Russian President Vladimir Putin raised concerns across the political spectrum—particularly after a subsequent press conference in which Trump second-guessed U.S. intelligence agencies’ unanimous assessment of Russia’s interference in the 2016 U.S. elections.

While longer-term market reactions to geopolitical events were mostly muted, rogue-state nuclear programs earned a significant share of the spotlight: North Korean Supreme Leader Kim Jong-Un announced a willingness to mothball his country’s efforts and, in an unprecedented display of unity, crossed the border as he clasped hands with South Korean President Moon Jae-in in April 2018. Trump also stated that aggression from North Korea would be met with “fire and fury.” An eventual meeting with North Korea’s leader garnered headlines but ended with vague commitments. Elsewhere, Israeli Prime Minister Benjamin Netanyahu televised evidence of the Iranian Republic’s plans to reignite its nuclear ambitions—raising questions about Iran’s adherence to the terms of its multi-party disarmament agreement. Although the International Atomic Energy Agency refuted the claims, President Trump backed out of the accord and imposed sanctions on Iran.

SEI Institutional International Trust / Annual Report / September 30, 2018	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2018 (Unaudited)

The U.S. escalated its trade fight with China late in the fiscal year, enacting tariffs of 10% on $200 billion of Chinese products and promising to increase them to 25% in the New Year. President Donald Trump pointed to an additional prospective $267 billion in Chinese products that could also be subjected to tariffs if China were to retaliate—which it did, although on a significantly smaller scale (applying duties of 5% to 10% on $60 billion of U.S. exports to China). China asked the World Trade Organization to impose sanctions on the U.S. late in the fiscal period in response to disputes dating back several years. NAFTA’s successor came into focus before the end of the reporting period—first when the U.S. and Mexico came to an agreement in August, and then when the U.S. and Canada finally ironed out their differences in the last few hours of September. Now called the United States-Mexico-Canada Agreement, the revised deal is expected to strengthen its predecessor’s provisions and improve labor standards. The U.S. is projected to offer Canada and Mexico relief from automobile-related trade barriers as a result of the new agreement, although aluminum and steel tariffs will remain.

Immigration became a key point of contention in the U.S. and Europe during the second half of the period. The Trump administration enacted a zero-tolerance policy that targeted illegal immigration at the southern border; this attracted condemnation from across the political spectrum for its practice of separating and detaining families, including children. In Europe, the governing coalitions in Italy and Germany pointed a spotlight on the issue, forcing action at a European Council meeting in late June with a deal that seeks to establish an EU-wide approach centered on financial-burden sharing and more restrictive borders.

A raft of political surprises unfolded during the reporting period. U.K. Prime Minister Theresa May declared that Brexit negotiations had reached an impasse in the final weeks of the fiscal year. EU leaders rejected her so-called Chequers plan, which had become a rallying point for cabinet officials. May reminded EU officials that she believes no deal is better than a bad deal. The swearing in of Italy’s Prime Minister Giuseppe Conte—a relative newcomer to politics—signaled continued viability of the euro-skeptic coalition, which formed from the two populist parties that won the country’s March election. Financial markets were rattled in May by the anti-EU implications of the new Italian government taking shape, then again as a rejection of the coalition’s first choice for economy minister seemed to set the stage for another round of elections and associated delays. Spain’s government also experienced turnover as center-right Prime Minister Mariano Rajoy suffered a no-confidence vote and was replaced by socialist leader Pedro Sanchez at the beginning of June.

Economic performance

U.S. economic growth slowed to a 2.9% rate at the start of the fiscal period, as strong consumer spending drove a surge in imports. First-quarter economic growth was reported at 2.0% annualized—in line with the typically mild pace of the three-month period ending March, yet slower than the rate of expansion recorded in the fourth quarter. Second-quarter GDP grew 4.2%, its highest annualized growth rate since 2014, primarily on strong business expenditures and a jump in exports ahead of expected retaliatory tariffs. Consumer spending also accelerated, by 4.0%, after growing by the slowest rate in five years during the previous quarter.

The labor market remained robust throughout the year: the unemployment rate fell, finishing the period at 3.7%, a 49-year low, while the labor-force participation rate ended at 62.7%, down slightly from a year ago. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year, although a modest increase in price pressures weighed on real personal income growth as the period progressed. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed raised its target interest rate four times during the period, with one additional rate increase still projected toward the end of 2018. The Fed also began to unwind its balance sheet by $10 billion per month in October 2017; the pace accelerated to $40 billion per month by the end of the reporting period, reversing some of the quantitative easing that has been so supportive of bond prices in recent years.

The ECB held its benchmark interest rate unchanged at a historic low through the fiscal period, while the Bank of England raised its official bank rate for the first time since the global financial crisis, by 0.25%, and did so again toward the end of the fiscal year. Broad economic growth slowed in the eurozone during the first and second quarters, after growing at its quickest pace since 2011 during the fourth quarter at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 2.1% at the end of the second quarter of 2018. The U.K. economy grew just 1.2% year-on-year through the second quarter of 2018 as Brexit uncertainty continued to hurt the economy and a weakened pound dampened consumer spending to nearly its lowest level in almost six years.

2	SEI Institutional International Trust / Annual Report / September 30, 2018

Japanese GDP grew just 1.3% year-on-year at the end of the second quarter of 2018; the BOJ maintained monetary stimulus in an attempt to drive higher inflation. Meanwhile, economic growth in China expanded by 6.7% year-on-year in the second quarter of 2018 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth goals, targeted at 6.5%.

Market developments

For the fiscal year ending September 30, 2018, growth stocks in general, and the technology sector, in particular, outperformed. Stocks corrected in the first quarter of 2018, with the S&P 500 Index falling close to 10% from its all-time high, precipitated by indications of accelerating U.S. inflation and similar concerns that future interest-rate increases by the Fed could come quicker than anticipated. The index recovered and reached a new all-time high before the end of the fiscal year, extending the current bull market to the second-longest on record. Equity market gains for the period were concentrated in large internet commerce companies and the information technology sector. Corporate tax reform provided an additional earnings boost during the fiscal year that supported the market’s positive momentum. Cyclical areas of the market outperformed their defensive peers, except for the healthcare sector, which outperformed during the period. High dividend-yield segments of the market, such as utilities, consumer staples and real-estate investment trusts, underperformed as they were seen as less attractive in a rising interest-rate environment. Value stocks lagged significantly; single-digit returns were the norm among traditional value sectors, such as financials and materials.

Energy stocks outperformed globally, while the telecommunications services sector ended in the red, presumably weakened by the repeal of net-neutrality regulations in the U.S.

Growth typically outperformed value, as internet-commerce and information technology stocks were among the best-performing sectors for the full fiscal year, while the utilities and consumer staples sectors lagged. The final quarter of the fiscal period helped propel the FTSE Russell 1000 Growth Index to 26.30% for the reporting year, while the FTSE Russell 1000 Value Index returned 9.45% over the same period.

Large-cap stocks outperformed, with U.S. large caps (FTSE Russell 1000 Index) outpacing small caps (FTSE Russell 2000 Index), delivering 17.76% and 15.24%, respectively.

European inflation accelerated above the ECB’s goal during the fiscal year, while growth slowed, but remained in expansion territory; unemployment fell to a 10-year low. Equities remained bolstered by accommodative monetary policy from the ECB, which only slightly began to remove stimulus; the euro finished down 1.77% versus the U.S. dollar for the year.

Looking back on market performance for the full period, the FTSE UK Series All-Share Index was up 2.90% in U.S. dollar terms and 5.87% in sterling, as Brexit concerns continued to overshadow the outlook for businesses. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, rose 9.77% in U.S. dollar terms; U.S. markets did better, as the S&P 500 Index returned 17.91%.

Emerging markets failed to keep pace with the developed world across asset classes amid a synchronized global economic expansion. The MSCI Emerging Markets Index finished the fiscal year down 0.81% in U.S. dollar terms, giving up its year-to-date gains over the second half of the period. Latin America finished down for the reporting period after a second-half selloff. Asian markets also declined over the final six months and finished down for the year as trade concerns drove market weakness.

The risk-on sentiment that pushed global equities higher overall was also visible in fixed-income markets, with high-yield outperforming government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve. Yields for 10-year government bonds rose and ended the period 72 basis points higher at 3.05%, while 2-year yields climbed 134 basis points during the year to 2.81%. The U.S. Treasury yield curve flattened to a 10-year low, with short-term yields rising more than long-term yields. The Fed hiked rates four times during the fiscal period and pushed short-term yields higher, while longer-term bond yields were flat as inflationary and long-term economic growth expectations remained subdued.

SEI Institutional International Trust / Annual Report / September 30, 2018	3

LETTER TO SHAREHOLDERS (Continued)

September 30, 2018 (Unaudited)

Front-end Treasury yields moved higher in response to the Fed increasing the fed-funds target rate to 2.00%-2.25%, marking the eighth rate hike during this tightening cycle. The Fed’s interest-rate projections, known as the dot plot, still suggest one more rate hike in 2018 and additional hikes in 2019, subject to inflation moving toward, and staying in a band around, the Federal Open Market Committee’s 2% target. Jerome Powell succeeded Janet Yellen as Fed Chair, Randal Quarles was named vice chair for bank supervision and Marvin Goodfriend, a former Fed economist, was chosen to fill one of three open governor seats. President Trump signed the Tax Cuts and Jobs Act into law, introducing several new policies, including a cap on state and local tax deductions, a one-time repatriation tax on overseas cash, a move to a territorial tax system and a permanent drop in the corporate tax rate from 35% to 21%.

Inflation-sensitive assets, such as commodities and Treasury Inflation-Protected Securities, gained. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) rose 2.59% during the period; oil price increases flowed through to U.S. inflation rates and outpaced weakness driven by trade concerns in the agriculture and metals sectors, while the Bloomberg Barclays US TIPS Index (USD) edged 0.41% higher. Despite correcting over 10% during the final quarter of the period, the price of oil recovered and ended near its high for the year, up 41.8%.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, slipped 1.32% in U.S. dollar terms during the reporting period, while the high-yield market did better, with the ICE BofAML US High Yield Constrained Index up 2.94%.

U.S. investment-grade corporate debt was lower, as the Bloomberg Barclays Investment Grade US Corporate Index returned -1.19%. U.S. asset-backed securities managed marginal gains during the fiscal year, while mortgage-backed securities eased slightly lower, as both faced headwinds from rising interest rates and expectations for further rate increases.

Emerging-market debt delivered weak performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, lost 7.40% in U.S. dollar terms during the reporting period, trending lower after rallying in the first half of the period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), fared better but still finished lower, down 1.92%.

Our view

The ratcheting-up of trade-war tensions between the U.S. and China has become the leading preoccupation of investors. And with good reason: Whatever happens between the two countries has global implications. China and the U.S. together accounted for 42% of world nominal gross domestic product (GDP) last year.

China’s currency has fallen sharply not only against the dollar but also against a broader basket of currencies. The weaker currency partially offsets the impact from tariffs imposed by the U.S. The competitiveness of Chinese exporters against other countries has also improved as a result of this year’s devaluation.

On the downside, the weak Chinese currency makes it almost certain that the Trump administration will increase the tariff rate to 25% at the beginning of January. It also could raise the ire of other big importers of Chinese goods, perhaps making it easier for the U.S. to enlist the support of other WTO members in its attempt to sanction China over unfair trading practices.

The U.S. is in strong shape economically. Although nobody wins in a trade war, even White House advisors with a pro-trade bias believe that the U.S. will be the least hurt of the two countries. Investors appear to have reached the same conclusion. While the U.S. flirts with new all-time highs, the Shenzhen Stock Exchange Composite Index fell into bear territory in the third quarter, declining more than 25% from the peak recorded in late January. Remember that China makes up more than 31% of the MSCI Emerging Markets Index.

Although the near-term view is fraught with uncertainty, we continue to believe in diversifying portfolios with emerging-market exposure. The alpha opportunities (that is, the ability to achieve returns in excess of benchmarks) also are much greater, given the economic and political idiosyncrasies inherent in the asset class. The price-to-earnings ratio for emerging-market stocks is running at about a 30% discount to that of the U.S. stock market, near attractive relative-valuation levels last seen in early 2016.

4	SEI Institutional International Trust / Annual Report / September 30, 2018

As the trade war with China heats up, the Trump administration has turned more conciliatory toward other countries with which it has picked fights. Broad agreement has been reached with USMCA, which replaces NAFTA. The threat of tariffs on European and Japanese autos and auto parts has also been taken off the table. This may be a temporary truce, but we are hopeful that it represents a realization by the White House that it’s better to gain allies in its battle against China than fight on multiple fronts.

In Europe, there are business-as-usual problems: sluggish economic growth, still-high unemployment and the never-ending disagreements over how expansive monetary policy should be. Europe also faces trade tensions of its own. The U.K. is far more dependent on the EU as an export market than the other way around. A “hard” Brexit will likely affect the U.K.’s export of financial and other services (keep in mind that manufacturing accounts for only 10% of the U.K.’s GDP nowadays, while services account for 80%).

Although a last-minute agreement or a mighty kicking of the can down the road is possible, widespread fear of a hard Brexit can be seen in the economic data. The Organisation for Economic Co-operation and Development’s Leading Economic Indicators show that the U.K. has experienced the most dramatic deterioration of the world’s major developed economies.

As if the future departure of the EU’s second-largest member isn’t bad enough, Italian yields have risen sharply higher this year as the Lega/Five-Star coalition pushes to make good on some of its campaign promises. Italy is the third-largest eurozone economy and has the fourth largest debt-to-GDP ratio in the world; a debt crisis in Italy would not be as easy to handle as the Greek one (which wasn’t all that easy).

A complicating factor for Italy and other highly-indebted countries is the tapering of asset purchases by the ECB. Since the program’s inception, the ECB’s purchases of Italian bonds equate to 53% of the country’s cumulative deficit. Italy will be losing a significant price- and risk-insensitive buyer of its bonds at an inopportune time. The ECB is set to finish its taper at the end of the year.

It’s been quite a run for U.S. equities for much of the past nine years. The relative performance of the U.S. against other developed- (MSCI World ex USA Index) and developing-country (MSCI Emerging Markets Index) stock markets has been stellar, whether the yardstick is in U.S. dollar or local-currency terms.

The fundamental outlook remains favorable for U.S. equities despite trade-war concerns and the rising trend in interest rates. Tax cuts, deregulation and strong revenue growth have provided an ideal backdrop for U.S. equities to appreciate, but performance could be constrained if earnings estimates fade in light of increasing tariffs on tradable goods. The multiple on those estimated earnings also could fall if interest rates climb at a faster-than-expected pace. That said, we still think it’s premature to turn negative on the near-term outlook given today’s mosaic of economic fundamentals. In our view, risks to the U.S. stock market are evenly balanced.

The multi-year persistence of high corporate profit margins is unusual. Margins have spiked higher in the past two quarters, reflecting the impact of the tax cut and the acceleration of sales growth. In the latter stages of an economic expansion, margins usually contract on a sustained basis as higher costs for labor, interest expenses and depreciation take a larger slice of the pie.

Besides rising trade tensions with China, we see the Federal Reserve (Fed) as another, more traditional, major potential threat to the U.S. equity bull market. The question is how high the federal-funds rate will ultimately go, and whether that level proves to be sufficient to keep inflation near the central bank’s 2% target or turns out to be overkill. We agree with the Fed’s view that the funds rate is still below the so-called neutral rate of interest. Additional rate increases appear appropriate, as long as the Fed doesn’t keep hiking beyond the neutral rate—a level that has historically seen the stock market run into real trouble.

One can argue about whether the valuations embedded in the U.S. equity market are high, especially when measured against other global stock markets, although earnings growth in the latter has been less robust. The extreme appreciation in some large technology companies also suggests that the U.S. stock market could be subject to a sharp rotation from previous winners to the laggards somewhere down the road. SEI equity strategies certainly tilt in the direction of more value-oriented companies and industries in our actively-managed portfolios.

SEI Institutional International Trust / Annual Report / September 30, 2018	5

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2018 (Unaudited)

Predicting the future is a hazardous venture most of the time. Given the uncertainties facing investors at present, the prediction game is, perhaps, even more challenging. Accordingly, we believe in a diversified approach to investing. Although maintaining exposure to risk assets may feel uncomfortable, we think that investors with long time horizons should know that mistiming entries and exits into and out of equities can be costly. Today, mistiming an exit is the greater concern.

Sincerely,

William T. Lawrence, CFA

Managing Director, Portfolio Management Team

6	SEI Institutional International Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: Acadian Asset Management LLC, Blackcrane Capital, LLC, Causeway Capital Management LLC, INTECH Investment Management LLC, Neuberger Berman Investment Advisers LLC, NWQ Investment Management Company, LLC and WCM Investment Management.

III. Return vs. Benchmark

For the year ended September 30, 2018, the Fund’s Class F shares underperformed the MSCI EAFE Index (Net) (the “Index”), returning 2.11% versus the Index return of 2.74%.

IV. Fund Attribution

International developed stocks ended the fiscal year slightly positive, masking volatile performance within the period. While the first quarter of the period began strong, the beginning of 2018 saw inflationary concerns and fears of an escalating trade war that drove volatility higher. As noted in the shareholder letter, tax reform and strong earnings growth supported U.S. equities and international developed equities lagged.

Japan was the best-performing region in the benchmark index as a weaker yen helped exports. Energy and healthcare stocks led Japanese equities, and corporate profitability and margins continued to improve. Japanese Prime Minister Shinzo Abe will likely be reelected into his current role, helping to increase visibility for government policies. The Pacific ex-Japan region held up as the strong performance of commodity producers lifted Australian stocks. The U.K. was also positive during the period, with strong performance from energy stocks and the healthcare sector. Fears of a hard Brexit remain as the 2019 Brexit deadline looms closer, and no new deal has yet been reached with the EU. Europe was the worst-performing region in the index. Fears of tariffs on European auto exports depressed the prices of auto companies, while the lack of imminent rate hikes by the European Central Bank was a drag on the financials sector. Fears over Italy’s budget situation and the country’s potential exit from the EU were also a headwind for the sector; concerns over European banks’ Turkish exposure exacerbated the situation.

The energy sector had outsized gains compared to the rest of the sectors, with stronger energy prices and supply issues lifting oil companies. Financials and telecommunication services were the worst-performing sectors, with poor sentiment around European financials serving as a headwind for the sector.

Weakened by poor selection in auto-related stocks and off-benchmark exposure to emerging-market internet companies, the Fund’s most prominent detractors were the consumer discretionary and technology sectors. From a regional perspective, most managers were underweight Japan, which detracted as Japan was the best-performing region.

Manager performance was mixed during the fiscal year. Stability growth manager WCM led with favorable security selection in the technology and healthcare sectors supported by a market tailwind for defensive stocks. Quantitative managers INTECH and Acadian also performed well, with strong selection across multiple sectors including financials, industrials and materials. Neuberger Berman was in line with the benchmark, as low exposure to Japan offset strong selection in the Pacific ex-Japan region and Europe. Value managers NWQ and Causeway saw negative returns as a value headwind compounded poor stock selection. NWQ underperformed in the healthcare and consumer discretionary sector, while Causeway lagged in the consumer staples and information technology sectors. Blackcrane was the worst performer as trade war fear punished its stock selection in cyclicals. Financials and auto-related stocks were the biggest detractors.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Equity Fund, Class F	2.11%	8.75%	4.62%	4.03%	3.72%
International Equity Fund, Class I	1.86%	8.46%	4.34%	3.77%	3.72%
International Equity Fund, Class Y	2.40%	9.00%	4.82%	4.12%	3.75%
MSCI EAFE Index	2.74%	9.23%	4.42%	5.38%	4.58%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class F, Class I and Class Y, versus the MSCI EAFE Index

SEI Institutional International Trust / Annual Report / September 30, 2018	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

International Equity Fund (Concluded)

[1]

For the year ended September 30, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning December 20, 1989. Class I shares were offered beginning January 4, 2002. The performance of Class I shares prior to January 4, 2002 is calculated using the performance of Class F shares adjusted for the higher expenses of the Class I shares. Returns for Class I shares are substantially similar to those of Class F shares and differ only to the extent that Class I shares have higher total annual fund operating expenses than Class F shares. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

8	SEI Institutional International Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Emerging Market Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: JO Hambro Capital Management Limited, KBI Global Investors (North America) Ltd., Lazard Asset Management LLC, Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, Neuberger Berman Investment Advisers LLC, PanAgora Asset Management Inc. and RWC Asset Advisors (US) LLC. For the year ended September 30, 2018, no manager changes were made.

III. Return vs. Benchmark

For the year ended September 30, 2018, the Fund’s Class F shares underperformed the MSCI Emerging Markets Index (Gross) (the “Index”), returning -5.71% versus the Index return of -0.44%.

IV. Fund Attribution

Emerging markets were slightly negative during the fiscal year and underperformed both the U.S. and other international developed markets. Emerging markets gained at the end of 2017 but underperformed in 2018, as noted in the shareholder letter, due to a rising U.S. dollar and trade tensions between the U.S. and other countries (particularly China). Asian emerging markets had the best performance during the period, although select countries like India and Indonesia faced pressure from capital outflows due to higher rates in the U.S. and a stronger U.S. dollar. In addition to its current account deficit, India also faced higher import costs from rising oil prices. Chinese equities underperformed after markets sold off, weakened by rising trade tensions and tariffs placed by the U.S. on Chinese exports. This coincided with weak fundamental results from the largest company in China and the index. In the Europe, Middle East and Africa region, both Turkish and South African assets lagged as a rising dollar put pressure on weak macroeconomic positions in both countries. Turkey had a difficult time after Turkish President Erdogan voiced displeasure with the country’s central bank and threatened its independence. Brazil saw rising oil costs put pressure on its economy. Additionally, uncertainty over upcoming elections added to investor concern, putting further pressure on Brazilian assets. Mexican assets also came under pressure as investors feared the outcome of a victory by leftist candidate Obrador. Mexican stocks eventually rallied after his win.

Energy and healthcare were the best-performing sectors in the benchmark. The energy sector benefited from stronger oil prices. Real estate and the consumer discretionary sectors lagged, with real estate suffering from higher rates; auto stocks traded lower on trade tensions and acted as a drag on the consumer discretionary sector.

The financials and technology sectors were the Fund’s biggest detractors, with poor selection in banks, and software and services companies also lagging. An overweight to the energy sector benefited.

From a regional perspective, the Fund’s most prominent detractors were in emerging-market Asia, where poor selection in materials, financials and technology stocks in Taiwan and China detracted. Selection in Russia and Turkey also lagged. Fund performance was strong in South Africa, where an underweight to the weak household durables sector added value. Ex-benchmark names in Europe also helped.

Fund performance lagged the broader benchmark, with weak performance from Neuberger Berman and RWC. Selection was poor for both managers, especially within the consumer discretionary sector and other cyclical areas. JO Hambro also underperformed as momentum failed to maintain the same robust performance as last year; poor selection in the technology and industrial sectors also detracted. Lazard and Macquarie lagged the benchmark with poor selection in technology and consumer stocks. PanAgora was in line with the benchmark as its quantitative process saw a momentum headwind but was rewarded by a value tailwind. KBI was the only manager that outperformed the benchmark as a value and low-volatility tailwind boosted its dividend focus. The manager’s strong stock selection within and lack of exposure to emerging-market Asian technology stocks meaningfully contributed.

SEI Institutional International Trust / Annual Report / September 30, 2018	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Emerging Market Equity Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class F	-5.71%	11.88%	2.64%	4.01%	4.42%
Emerging Markets Equity Fund, Class Y	-5.46%	12.18%	2.85%	4.11%	4.59%
MSCI Emerging Markets Index (Gross)	-0.44%	12.77%	3.99%	5.76%	6.17%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class F and Class Y, versus the MSCI Emerging Markets Index (Gross)

[1]

For the year ended September 30, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning January 17, 1995. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

10	SEI Institutional International Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

International Fixed Income Fund

I. Objective

The International Fixed Income Fund (the “Fund”) seeks to provide capital appreciation and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: AllianceBernstein L.P., Colchester Global Investors Limited and Wellington Management Company, LLP.

During the period, Colchester Global Investors Limited was added to the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2018, the Fund’s Class F shares underperformed the Bloomberg Barclays Global Aggregate ex-US Index, Hedged (the “Index”), returning 1.38% versus the Index return of 2.40%.

IV. Fund Attribution

Supported by tightening monetary policy in the U.S., global bond yields rose during the fiscal year, as noted in the shareholder letter. Following a period of synchronized global growth in 2017, the U.S. economy continued to accelerate in 2018 while the rest of the world saw somewhat softer growth. The interest-rate environment was generally more benign for European fixed-income markets, with Italy an exception. Elsewhere, the Bank of Japan signaled its reflationary intent and announced that the 10-year Japanese government bond yield would be allowed to fluctuate within a wider band. The U.K. gilt market performed relatively well during the period, but the future path of U.K. yields is unpredictable, given Brexit and political uncertainties. Emerging markets, meanwhile, were the main casualty of global liquidity tightening and a strengthening U.S. dollar. Credit-sensitive sectors marginally outperformed, while corporate spreads finished the period slightly wider.

The Fund’s benchmark index was lower on an unhedged basis but gained in hedged (USD) terms due to interest-rate differentials between the U.S. and other developed markets. The capital loss attributable to rising yields was more than offset by coupon income during the period.

Before fees, the Fund performed in line with its benchmark. Overweights to duration in Canada, Australia and New Zealand, as well as underweights to core

Europe and the U.K., contributed to relative performance. An overweight to corporate credit (including off-index high yield) generated additional yield that was mitigated by spread widening. Short euro and British pound exposures also contributed. Overweights to Brazilian and South African bonds, as well as overweights to the Swedish krona and South African rand, detracted.

Colchester was the best-performing manager during the period, benefiting from underweights to core Europe, the U.K. and Indonesia, and an overweight in New Zealand. A short exposure to the euro also added value. Wellington outperformed due to active country positions in Canada and core Europe, and its short euro exposure. AllianceBernstein detracted due to its overweight to corporates.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Fixed Income Fund, Class F	1.38%	2.50%	3.09%	3.94%	4.16%
International Fixed Income Fund, Class Y	1.68%	2.75%	3.24%	4.02%	4.19%
Bloomberg Barclays Global Aggregate ex-USD Index, Hedged	2.40%	3.07%	3.80%	4.25%	5.53%

SEI Institutional International Trust / Annual Report / September 30, 2018	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

International Fixed Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class F versus the Bloomberg Barclays Global Aggregate ex-USD Index, Hedged

[1]

For the year ended September 30, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning September 1, 1993. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

12	SEI Institutional International Trust / Annual Report / September 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2018: Investec Asset Management Ltd., Neuberger Berman Investment Advisers LLC and Stone Harbor Investment Partners LP. For the year ended September 30, 2018, no manager changes were made.

III. Return vs. Benchmark

For the year ended September 30, 2018, the Fund’s Class F shares underperformed a hybrid of 50% JP Morgan EMBI Global Diversified Index and 50% JP Morgan GBI Emerging Markets Global Diversified (the “Index”), returning -6.81% versus the Index return of -4.60%.

IV. Fund Attribution

Spreads on the Fund’s hard-currency benchmark moved from 287 basis points at the beginning of the period to a tight of 261 basis points on February 1, before ending the fiscal year at 335 basis points. Nominal yields on the local-currency benchmark widened from 6.18% to 6.62%.

Emerging markets continued to benefit from capital inflows at the start of the period. The Fund’s overweight to higher-risk assets, namely higher-beta hard-currency issuers, as well as wider-yielding local sovereigns, benefited the Fund. Argentinean debt outperformed after Argentinean President Macri had a strong showing in his country’s October 2017 mid-term elections and cemented the market’s perception of his ability to push through social and fiscal reform. However, the reporting period was not without its idiosyncratic events. As noted in the shareholder letter, Venezuela announced it would restructure and refinance after the country defaulted on several overdue coupon payments.

The U.S. dollar started 2018 relatively soft with emerging-market currencies performing well. The Fund benefitted from an overweight to South Africa, as the more market-friendly Cyril Ramaphosa was able to expedite his step into the presidency. Jacob Zuma’s removal was interpreted positively, and the Fund benefited from its rand exposure. As markets questioned some of the assumptions made in 2017 (fueled by a decision from the central bank to cut rates despite inflation running above 20%), Argentina saw a change of fortunes which concurrently prompted Macri to open discussions with the International Monetary Fund for a credit line. The combined activities began what would be a turbulent fiscal year for the Argentinian peso that was unaided by the broader macro picture.

At the beginning of the New Year, U.S. fiscal policy gave greater weight to a positive U.S. growth outlook, reducing the growth differential between emerging and developed markets. U.S. Treasury yields edged higher and helped drive emerging-market currency underperformance. Areas of the market where capital had entered most insistently in 2017 saw the first signs of flight. With inflation bottoming and oil prices above $60 a barrel, local nominal yields began edging higher. Hopes of North American Free Trade Agreement negotiations being completed before the Mexican election faded and pressured the Mexican peso; the Fund took advantage to overweight the peso, which benefited eventual returns. The snap election in Turkey was the other significant political event late in the second quarter of 2018 as President Erdogan took 51% of the vote. This gave rise to concern about the independence of Turkish institutions, such as the central bank. The Fund’s overweight to the lira detracted.

Trade between the U.S. and China was the center of discussion for much of the third quarter. The Fund benefited from its underweight to Chinese renminbi as China allowed the currency to adjust naturally to tariffs applied by the U.S.

Stone Harbor and Neuberger detracted from performance with the heaviest risk-on stance through the fiscal year. Stone Harbor’s Russian ruble and South African rand exposures detracted, while its Ecuador dollar bond position added to performance. As the most defensively positioned manager, Investec contributed to performance and benefited from local exposure in Turkey. Neuberger benefited from local exposure early in the fiscal year before taking a cautious stance for the remainder of the period. Its addition to hard-currency, high-yield spreads (particularly in Argentina, Turkey and Ghana) was mixed toward the end of the year. An overweight to various Middle Eastern countries contributed following the announcement of its pending index inclusion.

Currency forwards and swap contracts were used in the Fund for the one-year period ending September 30, 2018 as a way to either hedge particular positions or

SEI Institutional International Trust / Annual Report / September 30, 2018	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2018 (Unaudited)

Emerging Markets Debt Fund (Concluded)

gain exposure to additional areas of the market. Foreign-exchange hedges on local-currency bonds generally contributed to performance.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class F	-6.81%	5.07%	0.48%	4.87%	7.47%
Emerging Markets Debt Fund, Class Y	-6.57%	5.34%	0.67%	4.97%	7.52%
JP Morgan EMBI Global Diversified Index	-1.92%	6.04%	5.38%	7.54%	8.22%
JP Morgan GBI-EM Global Diversified Index	-7.40%	5.17%	-1.68%	2.70%	N/A
50/50 Hybrid of the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index	-4.60%	5.68%	1.86%	5.18%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class F and Class Y, versus a 50/50 Hybrid of the Following Indexes: the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index

[1]

For the year ended September 30, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning June 26, 1997. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

N/A	— Not Available.

14	SEI Institutional International Trust / Annual Report / September 30, 2018

SCHEDULE OF INVESTMENTS

September 30, 2018

International Equity Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.7%
Argentina — 0.0%
Ternium SA ADR	25,885	$784

Australia — 2.1%
Alumina Ltd	397,740	797
Aristocrat Leisure Ltd	731,111	15,045
ASX Ltd	31,001	1,428
BlueScope Steel Ltd	565,168	6,944
Coca-Cola Amatil	28,212	199
Cochlear Ltd	59,073	8,576
Computershare Ltd	74,891	1,081
CSL Ltd	126,294	18,377
Downer EDI Ltd	147,742	843
Flight Centre Travel Group Ltd	9,188	353
Goodman Group ‡	118,901	891
Insurance Australia Group Ltd	1,270,757	6,730
LendLease Group	91,055	1,295
Macquarie Group Ltd	5,863	535
Origin Energy Ltd *	53,837	322
Orora Ltd	275,440	662
OZ Minerals Ltd	392,394	2,649
Qantas Airways Ltd	2,343,806	10,006
REA Group Ltd	10,087	627
Rio Tinto Ltd	15,337	874
Santos Ltd	165,327	868
SEEK Ltd	53,792	808
Sonic Healthcare Ltd	14,965	270
South32 Ltd	3,699,417	10,493
Treasury Wine Estates Ltd	147,673	1,869

		92,542

Austria — 0.5%
BAWAG Group AG (A)	170,477	7,920
CA Immobilien Anlagen AG	28,301	1,012
Erste Group Bank AG *	56,659	2,355
OMV AG	153,671	8,637

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Raiffeisen Bank International AG	28,151	$811
Verbund - Oesterreichische Elektrizitaetswirtschafts, Cl A	13,474	664
voestalpine AG	14,892	681

		22,080

Belgium — 1.2%
Ageas	448,293	24,113
AGFA-Gevaert NV *	181,477	834
Colruyt SA (B)	7,856	445
Groupe Bruxelles Lambert SA	118,093	12,386
KBC Ancora	3,739	190
KBC Group NV	96,844	7,210
UCB SA	60,501	5,439
Umicore SA	35,246	1,972

		52,589

Brazil — 0.2%
Banco do Brasil SA *	66,800	492
Cia Siderurgica Nacional	116,800	273
Cosan SA	110,000	890
IRB Brasil Resseguros S/A	210,500	3,487
Porto Seguro SA	15,400	229
Qualicorp Consultoria e Corretora de Seguros	67,300	273
Raia Drogasil SA *	299,200	5,428

		11,072

Canada — 3.6%
Alimentation Couche-Tard Inc, Cl B	164,907	8,243
Autohome Inc ADR *	37,028	2,866
Bank of Montreal	54,800	4,517
Canadian Imperial Bank of Commerce (B)	127,251	11,915
Canadian Natural Resources Ltd	380,856	12,439
Canadian Pacific Railway Ltd	131,030	27,739
Cogeco Communications Inc	10,970	549
Dollarama Inc	176,667	5,561
Encana Corp	1,478,087	19,359
Gildan Activewear Inc	423,753	12,884
Manulife Financial Corp	1,164,427	20,800
Royal Bank of Canada	149,493	11,975
Suncor Energy Inc	228,513	8,836
Toronto-Dominion Bank/The (B)	163,386	9,921

		157,604

China — 1.4%
Alibaba Group Holding Ltd ADR *	72,580	11,958
Angang Steel Co Ltd, Cl H	550,000	492
Baidu Inc ADR *	108,394	24,788
China Construction Bank Corp, Cl H	697,000	609
China Petroleum & Chemical Corp, Cl H	910,000	912
Industrial & Commercial Bank of China Ltd, CI H	5,360,000	3,918
PetroChina Co Ltd, Cl H	622,000	504

SEI Institutional International Trust / Annual Report / September 30, 2018	15

SCHEDULE OF INVESTMENTS

September 30, 2018

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
STMicroelectronics NV	368,649	$6,710
Tencent Holdings Ltd	227,900	9,413

		59,304

Denmark — 2.0%
AP Moller - Maersk A/S, CI B	828	1,163
Carlsberg, Cl B	8,800	1,056
Chr Hansen Holding A/S	125,499	12,745
Coloplast A/S, Cl B	7,690	787
DSV A/S	5,852	532
GN Store Nord A/S	61,118	2,979
H Lundbeck A/S	177,657	10,977
ISS A/S	549,289	19,335
Novo Nordisk A/S, CI B	243,326	11,461
Novozymes A/S, Cl B	110,629	6,076
Orsted A/S	36,597	2,487
Rockwool International A/S, Cl B	3,868	1,657
Scandinavian Tobacco Group A/S (A)	906,514	13,907
Tryg A/S	23,381	582
William Demant Holding A/S *	38,556	1,450

		87,194

Finland — 0.9%
Elisa OYJ, CI A	9,839	417
Fortum OYJ	80,898	2,029
Kesko, Cl B	5,808	315
Neste Oyj	171,850	14,212
Orion Oyj, Cl B	82,925	3,142
Stora Enso OYJ, Cl R	518,730	9,926
Tieto OYJ	26,470	819
UPM-Kymmene OYJ	229,249	9,000
Valmet OYJ	67,894	1,515

		41,375

France — 6.6%
Aeroports de Paris	6,078	1,369
Air Liquide SA	36,860	4,851
Airbus SE	35,136	4,415
Alstom SA	8,361	374
Arkema SA	39,547	4,901
Atos SE	38,415	4,573
BNP Paribas SA	269,466	16,497
Boiron SA	1,900	128
Carrefour SA	979,104	18,764
CNP Assurances	42,502	1,025
Covivio ‡	7,765	809
Credit Agricole SA	7,275	105
Dassault Aviation SA	458	848
Dassault Systemes SE	5,502	823
Edenred	12,647	482
Eiffage SA	32,615	3,643
Electricite de France SA	93,724	1,646
Engie SA (B)	478,820	7,044

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Essilor International Cie Generale d’Optique SA	60,897	$9,015
Eurazeo SA	4,442	350
Faurecia SA	14,686	884
Gaztransport Et Technigaz	4,661	353
Gecina SA ‡	7,058	1,179
Hermes International	6,416	4,252
ICADE ‡	3,276	303
Ipsen SA	55,322	9,304
IPSOS	18,645	571
Kering SA	14,167	7,597
Les Nouveaux Constructeurs SA	367	21
L’Oreal SA	54,751	13,208
LVMH Moet Hennessy Louis Vuitton SE	41,667	14,741
Natixis SA	176,188	1,196
Nexity SA	23,599	1,304
Pernod Ricard SA	129,556	21,263
Peugeot SA	467,710	12,620
Publicis Groupe SA	227,813	13,622
Remy Cointreau SA	4,380	571
Safran SA	46,051	6,456
Sanofi	222,022	19,743
Sartorius Stedim Biotech	10,743	1,479
Schneider Electric SE	76,958	6,194
SCOR SE	23,126	1,074
SPIE SA (B)	261,185	5,200
TechnipFMC PLC	549,390	17,293
Teleperformance	1,867	352
Thales SA	89,313	12,692
TOTAL SA	204,506	13,264
Ubisoft Entertainment SA *	41,728	4,528
Valeo SA	312,610	13,580
Veolia Environnement SA	5,889	118

		286,624

Germany — 7.8%
adidas AG	52,143	12,773
Allianz SE	85,214	19,003
AURELIUS Equity Opportunities SE & Co KGaA (B)	250,264	13,249
Axel Springer SE	9,394	632
BASF SE	303,219	26,960
Bayer AG	159,350	14,161
Beiersdorf AG	6,065	685
Brenntag AG	91,547	5,653
Continental AG	37,249	6,488
Covestro AG	19,658	1,595
CTS Eventim AG & Co KGaA	181,573	8,145
Delivery Hero *	13,304	640
Deutsche Boerse AG	109,694	14,703
Deutsche Lufthansa AG	413,508	10,163
Deutsche Post AG	258,457	9,219
Deutsche Telekom	353,961	5,708

16	SEI Institutional International Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Deutsche Wohnen AG	8,677	$416
Gerresheimer AG	72,961	6,165
Hamburger Hafen und Logistik AG	21,501	505
Hannover Rueck SE	1,355	192
Hella GmbH & Co KGaA	108,726	6,067
HOCHTIEF AG	44,766	7,425
HUGO BOSS AG	11,189	862
Infineon Technologies AG	956,220	21,735
Innogy SE (B)	10,994	491
Kloeckner & Co SE	96,437	1,116
Linde AG	143,207	33,882
MAN SE	2,367	257
MTU Aero Engines Holding	4,331	976
Puma SE *	664	328
RWE AG *	74,564	1,840
SAP SE	405,803	49,962
SAP SE ADR (B)	85,708	10,542
Scout24 AG (A)	91,640	4,275
Siemens AG	133,669	17,131
Symrise	3,184	291
TAG Immobilien AG	32,775	780
TUI AG	445,684	8,564
Uniper SE	43,887	1,351
United Internet AG	93,292	4,416
Vonovia SE	34,613	1,692
Wirecard AG	18,103	3,926
zooplus AG *(B)	27,592	4,798

		339,762

Greece — 0.0%
Aegean Airlines SA	12,601	111

Hong Kong — 2.0%
AIA Group Ltd	2,424,400	21,657
BOC Hong Kong Holdings Ltd	200,000	951
Chaoda Modern Agriculture Holdings Ltd *	2,440,000	28
China Merchants Port Holdings Co Ltd	2,107,720	4,035
China Mobile Ltd	2,957,240	29,157
Dairy Farm International Holdings	19,700	177
Galaxy Entertainment Group Ltd *	491,000	3,115
Hang Seng Bank Ltd	63,700	1,731
HK Electric Investments & HK Electric Investments Ltd	472,000	476
HKT Trust & HKT Ltd	396,000	545
Hong Kong & China Gas	268,000	532
Hysan Development Co Ltd	53,000	268
Link ‡	93,000	916
Melco Resorts & Entertainment Ltd ADR	38,100	806
Samsonite International SA (A)	2,489,011	9,225
Techtronic Industries Co Ltd	2,125,000	13,578
Wharf Real Estate Investment Co Ltd	116,000	749

		87,946

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
India — 0.3%
HDFC Bank Ltd ADR	125,247	$11,786

Indonesia — 0.0%
Bukit Asam Tbk PT	1,795,500	521

Ireland — 1.0%
AIB Group PLC	2,502,100	12,816
Experian PLC	608,875	15,646
Kerry Group PLC, CI A	74,426	8,234
Ryanair Holdings PLC ADR *	63,678	6,116

		42,812

Israel — 1.1%
Bank Hapoalim BM	754,056	5,522
Bank Leumi Le-Israel BM	2,546,791	16,798
Check Point Software Technologies Ltd *	173,266	20,388
First International Bank Of Israel Ltd	55,335	1,252
Frutarom Industries Ltd	6,781	702
Israel Discount Bank Ltd, CI A	524,464	1,751
Mizrahi Tefahot Bank Ltd	55,976	981
NICE Systems *	4,073	461

		47,855

Italy — 2.4%
Brembo SpA	46,485	609
Buzzi Unicem SpA	514,109	10,677
CNH Industrial NV	31,832	383
Davide Campari-Milano	25,681	219
Enel SpA	27,569	141
Eni SpA	16,138	305
ERG SpA	97,887	1,994
EXOR NV	124,692	8,374
Ferrari NV	19,637	2,705
Fiat Chrysler Automobiles NV *	570,029	10,027
Hera SpA	739,313	2,303
Italgas	49,281	267
Luxottica Group SpA	108,023	7,342
Maire Tecnimont SpA	189,106	852
Mediobanca Banca di Credito Finanziario SpA	87,223	872
Moncler	19,787	853
Piaggio & C	140,715	322
Poste Italiane SpA	89,045	712
Recordati SpA	230,404	7,803
Saras SpA	692,920	1,483
Societa Iniziative Autostradali e Servizi SpA	114,852	1,701
Tenaris SA	1,046,143	17,534
UniCredit SpA	1,893,872	28,517

		105,995

Japan — 16.7%
77 Bank Ltd/The	67,000	1,594
Aeon Co Ltd	50,900	1,227
AGC	181,200	7,522

SEI Institutional International Trust / Annual Report / September 30, 2018	17

SCHEDULE OF INVESTMENTS

September 30, 2018

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Arcland Sakamoto Co Ltd	44,400	$604
Asahi Group Holdings Ltd	65,200	2,827
Asahi Kasei Corp	96,200	1,459
Asics	14,600	218
Bank of Kyoto Ltd/The	3,500	183
Benesse Holdings Inc	40,300	1,148
Bridgestone Corp	194,800	7,363
Canon Marketing Japan Inc	144,800	3,075
Capcom Co Ltd	174,900	4,439
Casio Computer *	79,600	1,301
Chubu Electric Power	14,200	215
Chugoku Electric Power	15,100	194
CyberAgent Inc	180,400	9,609
Dai Nippon Printing Co Ltd	486,500	11,316
Daifuku Co Ltd	6,400	326
Daiichi Sankyo Co Ltd	171,200	7,423
Daikin Industries Ltd	108,100	14,395
Daikyo Inc	89,500	1,822
Daito Trust Construction Co Ltd (B)	67,200	8,647
Daiwa House Industry Co Ltd	230,100	6,823
Don Quijote Holdings Co Ltd	21,000	1,063
East Japan Railway Co	206,100	19,152
Eisai Co Ltd	18,200	1,772
en-japan Inc	19,700	989
FamilyMart UNY Holdings Co Ltd	12,700	1,323
FANUC Corp	83,900	15,822
Fast Retailing	600	306
FUJIFILM Holdings Corp	254,100	11,443
Fujitsu Ltd	177,100	12,623
Fukuoka Financial Group Inc	800	22
Goldcrest Co Ltd	21,700	355
Hakuhodo DY Holdings Inc	74,700	1,311
Haseko Corp	515,300	6,692
Hikari Tsushin Inc	4,100	811
Hisamitsu Pharmaceutical Co Inc	11,100	851
Hitachi Construction Machinery Co Ltd	15,400	515
Hitachi Ltd	18,400	625
Hoshizaki Corp	119,600	12,383
Hoya Corp	108,500	6,448
Idemitsu Kosan Co Ltd	21,100	1,116
Iida Group Holdings Co Ltd	23,400	416
ITOCHU Corp (B)	257,700	4,719
Japan Airlines Co Ltd	514,400	18,495
Japan Post Holdings Co Ltd	189,200	2,252
Japan Tobacco Inc	307,400	8,027
JFE Holdings Inc	6,900	158
JXTG Holdings Inc	611,400	4,620
Kakaku.com	12,000	235
Kansai Paint Co Ltd (B)	384,600	7,090
Kao Corp	116,500	9,409
KDDI Corp	1,005,800	27,796
Keihan Holdings	5,300	203

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Keisei Electric Railway Co Ltd	13,200	$465
Keyence Corp	56,300	32,704
Kikkoman Corp	28,700	1,708
Kirin Holdings Co Ltd	146,900	3,765
Kobayashi Pharmaceutical Co Ltd	5,100	375
Kohnan Shoji Co Ltd	33,900	857
Koito Manufacturing Co Ltd (B)	205,610	13,504
Kokuyo Co Ltd	85,700	1,544
Konami Holdings Corp (B)	112,600	4,411
Kose Corp	54,400	10,369
K’s Holdings Corp	154,800	1,874
Kura Corp	7,900	513
M3 Inc	25,400	576
Mabuchi Motor Co Ltd	392,200	15,832
Marubeni Corp	114,300	1,047
Marui Group	8,700	215
Mazda Motor	24,000	288
McDonald’s Holdings Co Japan Ltd	10,600	466
Medipal Holdings Corp	12,600	263
Mitsubishi Chemical Holdings Corp	247,600	2,371
Mitsubishi Corp	41,400	1,276
Mitsubishi Gas Chemical Co Inc	159,800	3,403
Mitsui & Co Ltd	13,300	237
Mitsui Engineering & Shipbuilding *	11,000	198
Mixi Inc	128,300	3,079
Mizuno Corp	23,400	589
Mochida Pharmaceutical Co Ltd	6,000	496
Morinaga Milk Industry Co Ltd	8,700	236
MS&AD Insurance Group Holdings Inc	572,800	19,133
Nabtesco Corp *	188,700	5,017
NET One Systems	573,600	13,776
NGK Spark Plug (B)	20,100	586
Nidec Corp (B)	17,900	2,576
Nihon Unisys Ltd	69,200	1,786
Nikon Corp	363,400	6,831
Nippon Express Co Ltd	4,200	276
Nippon Soda Co Ltd	6,800	209
Nippon Telegraph & Telephone Corp	118,200	5,341
Nippon Telegraph & Telephone Corp ADR	439,238	19,785
Nissan Chemical Corp	17,200	909
Nisshin Seifun Group Inc	34,500	756
Nitori Holdings Co Ltd	3,100	445
North Pacific Bank Ltd	232,900	789
NTT Data Corp	295,200	4,088
Obic Co Ltd	11,700	1,107
Oji Holdings Corp	147,000	1,068
Omron Corp	97,100	4,103
Oracle Corp Japan	5,400	435
Oriental Land Co Ltd/Japan	41,100	4,299
Otsuka Corp	35,500	1,325
Outsourcing Inc *(B)	1,018,500	14,948
Panasonic Corp	629,800	7,338

18	SEI Institutional International Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pola Orbis Holdings Inc	16,000	$585
Recruit Holdings Co Ltd	178,600	5,963
Ricoh	119,400	1,282
Rohm Co Ltd	183,900	13,406
Rohto Pharmaceutical Co Ltd	16,000	562
Ryohin Keikaku Co Ltd	5,200	1,547
Saizeriya Co Ltd	59,600	1,165
Sanwa Shutter	275,600	3,283
Sawada Holdings Co Ltd	3,700	36
SBI Holdings Inc/Japan	22,900	712
Seiko Holdings Corp (B)	28,400	800
Sekisui House Ltd	743,400	11,339
Seven & i Holdings Co Ltd	263,600	11,743
Shimadzu	9,600	301
Shimamura	1,900	180
Shionogi & Co Ltd	151,800	9,922
Shiseido Co Ltd	44,200	3,424
Showa Corp	45,600	701
Showa Shell Sekiyu KK	31,600	670
SMC Corp/Japan	27,900	8,931
SoftBank Group	2,800	283
Sojitz Corp	122,300	441
Sompo Holdings Inc	327,200	13,940
Sony Corp	140,000	8,586
Sony Financial Holdings Inc	19,100	421
Square Enix Holdings Co Ltd	18,200	753
Sumitomo Corp	191,000	3,186
Sumitomo Dainippon Pharma Co Ltd (B)	89,600	2,058
Sumitomo Metal Mining Co Ltd	42,500	1,491
Sumitomo Mitsui Financial Group Inc	303,900	12,270
Sumitomo Mitsui Trust Holdings Inc	380,822	15,677
Suzuken Co Ltd/Aichi Japan	41,000	1,946
Suzuki Motor Corp	4,900	281
Sysmex Corp	107,800	9,282
Taisei Corp	9,300	424
Taisho Pharmaceutical Holdings	2,200	269
Takeda Pharmaceutical Co Ltd (B)	602,700	25,793
TDK	3,400	371
Terumo Corp	8,700	515
TIS Inc	69,000	3,450
Tochigi Bank Ltd/The	65,000	217
Tokyo Electric Power Co Holdings Inc *	845,200	4,152
Tokyo Electron Ltd	14,000	1,924
Tokyu Fudosan Holdings Corp (B)	100,200	699
TOTO Ltd (B)	8,900	369
Toyota Motor Corp	107,600	6,721
Toyota Motor Corp ADR (B)	148,433	18,458
Tsuruha Holdings Inc	7,100	874
Ube Industries Ltd	204,000	5,550
Valqua	16,800	472
Wacoal Holdings Corp	418,852	12,021
Yamaha Corp	20,900	1,108

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Yamaha Motor Co Ltd	9,100	$255
Yamato Holdings Co Ltd	27,100	832
Yamazaki Baking Co Ltd	71,100	1,423
Yaskawa Electric Corp	49,600	1,474
ZOZO	162,100	4,909

		731,806

Malaysia — 0.0%
Malayan Banking Bhd	176,000	416
Petronas Dagangan Bhd	59,400	377
Tenaga Nasional Bhd	154,600	578

		1,371

Malta — 0.0%
BGP Holdings *(C)	198,683	–

Mexico — 0.4%
Alfa SAB de CV, CI A	5,363,760	6,901
Grupo Aeroportuario del Centro Norte Sab, CI B	102,856	736
Mexichem SAB de CV	445,540	1,526
Wal-Mart de Mexico SAB de CV	3,487,100	10,587

		19,750

Netherlands — 6.5%
ABN AMRO Group NV	81,140	2,210
Aegon NV (B)	824,301	5,350
AerCap Holdings NV *	190,563	10,961
Akzo Nobel NV	270,988	25,350
ASML Holding NV	99,268	18,552
ASR Nederland NV	213,849	10,199
Heineken Holding NV	95,314	8,635
Heineken NV	84,366	7,914
ING Groep NV	2,073,697	26,938
Koninklijke Ahold Delhaize NV	630,963	14,474
Koninklijke DSM NV	205,604	21,789
Koninklijke KPN	542,463	1,431
Koninklijke Philips NV	318,925	14,534
Koninklijke Volkerwessels NV	31,666	666
NN Group NV	138,344	6,175
NXP Semiconductors NV	194,530	16,632
RELX	79,579	1,673
Royal Dutch Shell PLC, CI A	782,036	26,864
Royal Dutch Shell PLC, Cl B	761,760	26,712
Royal Dutch Shell PLC ADR, CI B (B)	278,352	19,743
Unilever NV	53,876	3,001
Wolters Kluwer NV	245,042	15,278

		285,081

New Zealand — 0.1%
a2 Milk *	59,747	446
Air New Zealand Ltd	813,826	1,667
Fisher & Paykel Healthcare Corp Ltd	107,525	1,073

		3,186

SEI Institutional International Trust / Annual Report / September 30, 2018	19

SCHEDULE OF INVESTMENTS

September 30, 2018

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Norway — 1.8%
Aker BP ASA	19,131	$812
Aker Solutions ASA *	1,623,185	11,541
Atlantic Sapphire *	600,694	4,278
Equinor ASA	231,170	6,515
Leroy Seafood Group	76,357	623
Marine Harvest ASA	1,221,540	28,284
Northern Drilling Ltd *	596,449	5,581
Salmar ASA	21,271	1,061
Telenor ASA	691,287	13,506
Yara International ASA	134,182	6,586

		78,787

Poland — 0.0%
Polish Oil & Gas *	442,292	776

Portugal — 0.2%
Altri SGPS SA	55,465	532
Galp Energia SGPS SA, Cl B	401,083	7,962

		8,494

Russia — 0.1%
Severstal PJSC GDR	19,075	317
Tatneft PJSC ADR	64,767	4,955

		5,272

Singapore — 1.0%
CapitaLand Commercial Trust ‡	324,100	422
City Developments Ltd	1,905,900	12,707
DBS Group Holdings Ltd	946,100	18,066
Genting Singapore Ltd	466,300	362
Hong Leong Finance Ltd	111,300	209
Oversea-Chinese Banking Corp Ltd	991,300	8,300
Singapore Airlines Ltd	123,800	883
Singapore Exchange Ltd	381,600	2,058
United Overseas Bank Ltd	23,600	468

		43,475

South Africa — 0.1%
Investec PLC (B)	416,323	2,935
Reunert Ltd	92,931	499

		3,434

South Korea — 2.2%
BNK Financial Group Inc	155,928	1,209
Daelim Industrial Co Ltd	4,671	348
KT Corp ADR	490,614	7,285
LG Electronics Inc	15,243	976
Samsung Electronics Co Ltd	704,018	29,481
SK Hynix Inc	111,732	7,363
SK Innovation Co Ltd	15,122	2,931
SK Telecom Co Ltd	97,374	24,755
SK Telecom Co Ltd ADR	742,654	20,705

		95,053

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Spain — 1.4%
ACS Actividades de Construccion y Servicios SA	254,165	$10,828
Aena SME SA	5,404	938
Amadeus IT Group SA, Cl A	122,766	11,410
Bankinter SA	112,267	1,034
CaixaBank SA	2,035,083	9,308
Cia de Distribucion Integral Logista Holdings SA	35,441	911
Ence Energia y Celulosa SA	261,506	2,658
Industria de Diseno Textil SA	126,549	3,838
International Consolidated Airlines Group SA	125,812	1,082
Liberbank *	516,746	289
Naturgy Energy Group	12,298	336
Red Electrica Corp SA	37,961	795
Repsol SA	159,626	3,183
Unicaja Banco SA (A)	10,026,905	16,363

		62,973

Sweden — 1.9%
Assa Abloy AB, Cl B	564,508	11,340
Atlas Copco AB, Cl A	296,202	8,533
Atlas Copco AB, Cl B	37,264	994
Axfood	48,823	913
Betsson	203,606	1,568
Boliden AB	17,511	488
Epiroc AB, CI A *	93,879	1,048
Epiroc AB,CI B *	73,261	754
Hexagon AB, Cl B	193,135	11,315
ICA Gruppen (B)	74,403	2,359
Lundin Petroleum AB	32,570	1,246
Millicom International Cellular SA	305,675	17,547
Oriflame Holding AG	51,427	1,315
Peab	62,088	568
Sandvik AB	330,677	5,866
Swedbank AB, CI A	221,202	5,480
Swedish Match AB	118,489	6,062
Swedish Orphan Biovitrum AB *	225,722	6,599
Tele2 AB, CI B	44,007	529

		84,524

Switzerland — 7.2%
ABB Ltd	1,196,387	28,403
Adecco Group AG	229,653	12,117
Aryzta AG *(B)	303,980	2,907
Baloise Holding AG	8,304	1,273
Barry Callebaut AG	371	706
Chocoladefabriken Lindt & Sprungli	47	708
Cie Financiere Richemont SA	258,304	21,155
Clariant AG	42,437	1,110
Coca-Cola HBC AG	6,830	233
Flughafen Zurich AG	1,667	339
Givaudan SA	8,654	21,378

20	SEI Institutional International Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Julius Baer Group Ltd	196,290	$9,869
Kuehne + Nagel International AG	3,263	519
Lonza Group AG	41,142	14,110
Nestle SA	149,589	12,530
Novartis AG	429,070	37,074
Pargesa Holding SA	8,307	670
Partners Group Holding AG	14,814	11,807
Roche Holding AG	227,432	55,356
Schindler Holding AG	809	202
SGS SA	3,743	9,902
SIG Combibloc Group *	233,910	2,694
Sika AG	81,540	11,929
Sonova Holding AG	39,210	7,840
Straumann Holding AG	1,600	1,209
Swatch Group AG/The	498	199
Swatch Group Registered	2,285	179
Swiss Life Holding AG	39,998	15,233
Swiss Re AG	44,382	4,116
Swisscom AG	3,342	1,524
Tecan Group AG	3,617	860
Temenos Group	5,323	867
Transocean Ltd *	1,021,160	14,245
UBS Group AG	479,596	7,610
Vifor Pharma AG	9,178	1,599
Zurich Insurance Group AG	6,103	1,938

		314,410

Taiwan — 0.6%
China Development Financial Holding Corp	5,091,000	1,901
Chong Hong Construction Co Ltd	130,000	331
L.M. Development Co Ltd	12,000	17
Machvision Inc	36,000	436
MediaTek Inc	787,000	6,354
Simplo Technology Co Ltd	189,000	1,297
Taiwan Semiconductor Manufacturing Co Ltd ADR	316,585	13,980

		24,316

Thailand — 0.1%
Bangchak Corp PCL	989,000	1,078
PTT Exploration & Production PCL	306,200	1,468

		2,546

Turkey — 0.1%
Akbank T.A.S.	2,286,164	2,634
Turk Hava Yollari AO *	179,464	570

		3,204

United Kingdom — 14.2%
3i Group PLC	236,385	2,901
Abcam PLC	103,162	1,926
Admiral Group PLC	5,637	153
Anglo American PLC (B)	111,202	2,499
Antofagasta PLC	14,239	159

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Aon PLC	75,147	$11,556
Ashtead Group PLC	298,980	9,501
AstraZeneca PLC	301,876	23,474
Aviva PLC	2,686,713	17,150
Balfour Beatty PLC	2,483,272	8,876
Bank of Ireland Group PLC	1,743,248	13,505
Barclays PLC	11,098,418	24,862
Barratt Developments PLC	28,610	212
Berkeley Group Holdings PLC	20,913	1,003
BHP Billiton PLC	361,305	7,874
BP PLC	3,598,046	27,650
BP PLC ADR	181,995	8,390
British American Tobacco PLC	578,712	27,051
British Land	25,721	207
Bunzl PLC	396,563	12,479
Burberry Group PLC	120,238	3,159
Carnival PLC	276,860	17,200
Cobham PLC *	7,539,418	11,479
Compass Group PLC	1,582,374	35,203
Computacenter PLC	62,379	1,030
CRH PLC	188,190	6,165
Croda International PLC	26,496	1,797
DCC PLC	63,735	5,789
Diageo PLC	281,386	9,977
easyJet PLC	30,728	526
Evraz PLC	551,309	4,073
Ferguson PLC	318,117	27,027
Games Workshop Group PLC	7,754	383
Genus PLC	13,935	434
GlaxoSmithKline PLC	1,103,978	22,124
Hargreaves Lansdown PLC	48,139	1,403
Hays PLC	1,583,408	4,212
Howden Joinery Group PLC	144,818	885
HSBC Holdings PLC	174,885	1,528
IMI PLC	498,171	7,127
Inchcape PLC	127,876	1,116
Indivior PLC *	326,107	783
InterContinental Hotels Group PLC	23,094	1,440
Intertek Group PLC	30,747	2,002
Investec PLC	407,105	2,865
J Sainsbury	48,276	203
JD Sports Fashion PLC	95,690	573
Johnson Matthey PLC	46,600	2,165
Kingfisher PLC	3,183,244	10,710
Legal & General Group PLC	1,144,962	3,915
Lloyds Banking Group PLC	29,837,549	23,062
London Stock Exchange Group PLC	190,968	11,421
Micro Focus International PLC	551,985	10,290
Mondi PLC	180,298	4,947
NMC Health	17,596	779
Pagegroup PLC	91,024	679
Pearson PLC	136,252	1,581

SEI Institutional International Trust / Annual Report / September 30, 2018	21

SCHEDULE OF INVESTMENTS

September 30, 2018

International Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Persimmon PLC	59,929	$1,848
Prudential PLC	1,518,168	34,834
QinetiQ Group PLC	319,745	1,193
Reckitt Benckiser Group PLC	121,519	11,118
RELX PLC	766,895	16,161
Rolls-Royce Holdings PLC	1,179,862	15,192
Royal Bank of Scotland Group PLC	5,800,199	18,909
Royal Mail PLC	150,459	936
RSA Insurance Group PLC	197,746	1,483
Schroders PLC	108,400	4,375
Segro PLC ‡	191,650	1,594
Sky PLC	44,043	993
Spectris PLC	136,515	4,224
SSE PLC	1,259,117	18,817
SSP Group Plc	137,139	1,296
St James’s Place PLC	605,805	9,038
Stagecoach Group	137,645	281
Tate & Lyle PLC	322,683	2,873
Taylor Wimpey PLC	564,507	1,265
Tesco PLC	5,259,051	16,446
Thomas Cook Group PLC	535,508	404
Vodafone Group PLC	6,732,675	14,443

		619,203

United States — 5.0%
Accenture PLC, Cl A	93,566	15,925
Atlassian, CI A *	17,637	1,696
Axis Capital Holdings Ltd	337,488	19,476
Chubb Ltd	95,146	12,715
Core Laboratories NV (B)	125,569	14,545
Facebook Inc, CI A *	64,060	10,535
Flex Ltd *	843,202	11,063
ICON PLC *	205,801	31,642
Luxoft Holding Inc, CI A *	171,818	8,136
Mettler-Toledo International Inc *	20,000	12,180
Microsoft Corp	81,886	9,365
Nice Ltd ADR *	39,465	4,517
Nomad Foods Ltd *	258,875	5,245
Norwegian Cruise Line Holdings *	147,866	8,492
nVent Electric PLC	301,821	8,197
Sensata Technologies Holding PLC *	215,213	10,664
Shopify Inc, CI A *(B)	85,235	14,018
Tower Semiconductor Ltd *	190,100	4,136
UBS Group AG (B)	1,099,814	17,300

		219,847

Total Common Stock (Cost $3,642,926) ($ Thousands)		4,055,464

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK — 1.6%
Brazil — 0.0%
Braskem SA	83,100	$1,213

Germany — 1.1%
Henkel AG & Co KGaA	60,780	7,134
Sartorius	6,052	983
Volkswagen AG	222,007	39,091

		47,208

South Korea — 0.5%
Hyundai Motor Co	99,732	7,040
Samsung Electronics Co Ltd	398,400	13,594

		20,634

Total Preferred Stock (Cost $68,288) ($ Thousands)		69,055

AFFILIATED PARTNERSHIP — 5.7%
SEI Liquidity Fund, L.P. 2.170% **†(D)	248,892,942	248,878

Total Affiliated Partnership (Cost $248,893) ($ Thousands)		248,878

CASH EQUIVALENT — 3.5%
SEI Daily Income Trust, Government Fund, CI F
1.850%**†	153,815,769	153,816

(Cost $153,816) ($ Thousands)		153,816

Total Investments in Securities — 103.5% (Cost $4,113,923) ($ Thousands)		$4,527,213

22	SEI Institutional International Trust / Annual Report / September 30, 2018

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
DJ Euro Stoxx 50 Index	1,587	Dec-2018	$62,058	$62,432	$876
FTSE 100 Index	356	Dec-2018	34,078	34,756	975
Hang Seng Index	24	Oct-2018	4,245	4,275	38
SPI 200 Index	144	Dec-2018	16,115	16,134	78
TOPIX Index	270	Dec-2018	40,825	43,203	3,121

			$157,321	$160,800	$5,088

For the year ended September 30, 2018, the total amount of all futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $4,372,626 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $60,763 ($ Thousands), representing 1.39% of the Net Assets of the Fund.

(B)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 9). The total market value of securities on loan at September 30, 2018 was $163,269 ($ Thousands).

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2018 was $248,878 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

CV — Convertible Security

DJ — Dow Jones

FTSE — Financial Times and Stock Exchange

GDR — Global Depositary Receipt

L.P. — Limited Partnership

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

SPI — Share Price Index

TOPIX — Tokyo Price Index

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$4,055,464	$–	$–	$4,055,464
Preferred Stock	69,055	–	–	69,055
Affiliated Partnership	–	248,878	–	248,878
Cash Equivalent	153,816	–	–	153,816

Total Investments in Securities	$4,278,335	$248,878	$–	$4,527,213

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$5,088	$—	$—	$5,088

Total Other Financial Instruments	$5,088	$—	$—	$5,088

*Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended September 30, 2018, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value at 9/30/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2018	Income
SEI Liquidity Fund, L.P.	$131,091	$1,236,605	$(1,118,801)	$2	$(19)	$248,878	$1,844
SEI Daily Income Trust, Government Fund, Cl F	106,620	253,976	(206,780)	—	—	153,816	1,797

Totals	$ 237,711	$ 1,490,581	$ (1,325,581)	$ 2	$ (19)	$ 402,694	$ 3,641

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2018	23

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Market Equity Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 91.3%

Argentina — 0.5%
Arcos Dorados Holdings Inc, Cl A	219,600	$1,373
Cresud SACIF y A ADR	81,909	1,160
IRSA Inversiones y Representaciones SA ADR (A)	73,300	1,242
MercadoLibre Inc *	1,613	549
Tenaris SA ADR	122,760	4,115

		8,439

Austria — 0.2%
Erste Group Bank AG *	73,701	3,063

Brazil — 5.1%
Ambev SA	388,700	1,791
Ambev SA ADR	378,819	1,731
Atacadao Distribuicao Comercio e Industria Ltda *	948,300	3,517
Azul SA ADR *	77,026	1,370
B2W Cia Digital *	1,288,084	8,873
B3 SA - Brasil Bolsa Balcao *	671,100	3,932
Banco Bradesco SA ADR *	835,500	5,915
Banco do Brasil SA *	267,900	1,972
Banco Santander Brasil SA	110,100	983
Banco Santander Brasil SA ADR	166,189	1,464
BK Brasil Operacao e Assessoria a Restaurantes SA *	698,917	2,368
BRF SA ADR *(A)	265,400	1,454
CCR SA	219,200	461
Cielo SA	389,400	1,190
Cosan SA	257,500	2,083
CVC Brasil Operadora e Agencia de Viagens SA	285,300	3,065
Duratex SA *	1,053,100	2,379
EDP - Energias do Brasil SA	15,700	50

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Energisa SA	592,114	$4,544
Engie Brasil Energia SA	127,700	1,137
Estacio Participacoes SA	88,400	553
Hapvida Participacoes e Investimentos SA *(B)	442,778	2,661
Hypera SA *	195,460	1,394
IRB Brasil Resseguros S/A	30,600	507
JBS SA	396,600	929
Kroton Educacional SA	624,400	1,770
Localiza Rent a Car SA *	234,700	1,344
Magazine Luiza SA	60,185	1,854
MRV Engenharia e Participacoes SA	178,300	545
Notre Dame Intermedica Participacoes SA *	434,900	2,863
Petrobras Distribuidora SA	376,774	1,837
Petroleo Brasileiro SA ADR	555,301	6,703
Porto Seguro SA	39,300	585
Rumo SA *	1,619,436	6,054
SLC Agricola SA	13,700	208
Telefonica Brasil SA ADR	150,400	1,463
TIM Participacoes SA ADR	199,998	2,898
Ultrapar Participacoes SA	47,900	447
Vale SA ADR, CI B	485,436	7,204

		92,098

Canada — 0.9%
First Quantum Minerals Ltd	1,058,659	12,048
Pan American Silver Corp	79,086	1,167
Parex Resources Inc *	128,102	2,175
Yamana Gold Inc	458,688	1,142

		16,532

Chile — 0.4%
Cencosud SA	571,134	1,354
Cia Cervecerias Unidas SA ADR	52,991	1,478
Embotelladora Andina SA ADR, Cl B	10,559	242
Empresas COPEC SA	128,461	1,979
SACI Falabella	228,763	1,857
Sociedad Quimica y Minera de Chile SA ADR (A)	24,500	1,120

		8,030

China — 19.5%
AAC Technologies Holdings Inc	152,633	1,586
Agile Group Holdings Ltd	1,258,000	1,778
Agricultural Bank of China Ltd, Cl H	13,438,932	6,595
Air China Ltd, Cl H	1,306,000	1,262
Alibaba Group Holding Ltd ADR *	244,040	40,208
Angang Steel Co Ltd, Cl H (A)	6,434,000	5,756
Anhui Conch Cement Co Ltd, Cl H	1,143,500	6,905
ANTA Sports Products Ltd	591,069	2,836
Baidu Inc ADR *	122,085	27,918
Bank of China Ltd, Cl H	7,393,105	3,288
Bank of Hangzhou Co Ltd	271,413	308
BeiGene Ltd ADR *	5,546	955

24	SEI Institutional International Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Beijing Capital International Airport Co Ltd, Cl H	504,000	$613
Changyou.com Ltd ADR *	98,500	1,300
China Construction Bank Corp, Cl H	20,864,379	18,238
China Grand Automotive Services Co Ltd	311,200	292
China Longyuan Power Group Corp Ltd, Cl H	2,543,000	2,138
China Merchants Bank Co Ltd, Cl H	549,076	2,231
China Molybdenum Co Ltd, Cl H (A)	1,917,000	804
China National Building Material Co Ltd, Cl H	6,390,585	5,676
China Pacific Insurance Group Co Ltd, Cl H	123,600	477
China Petroleum & Chemical Corp, Cl H	7,068,000	7,082
China Railway Group Ltd, Cl H	661,000	655
China Vanke Co Ltd, Cl H	875,500	2,898
Chongqing Rural Commercial Bank Co Ltd, CI H	1,356,612	742
CITIC Securities Co Ltd, Cl H	3,416,146	6,077
Country Garden Holdings Co Ltd	650,000	820
CRRC Corp Ltd	1,767,225	1,615
Ctrip.com International Ltd ADR *(A)	90,837	3,376
Daqin Railway Co Ltd	358,700	429
Dongfeng Motor Group Co Ltd, Cl H	1,156,000	1,191
Foshan Haitian Flavouring & Food Co Ltd	42,267	487
Fosun International Ltd	210,500	371
Guangzhou R&F Properties Co Ltd	1,220,000	2,242
Hangzhou Hikvision Digital Technology Co Ltd	340,000	1,420
Huaneng Power International Inc, Cl H	2,044,000	1,345
Industrial & Commercial Bank of China Ltd, CI H	37,539,868	27,442
JD.com Inc ADR *	88,492	2,309
Jiangsu Expressway Co Ltd, Cl H	226,000	290
Kingsoft Corp Ltd	894,000	1,705
Kweichow Moutai Co Ltd	12,200	1,294
Lens Technology Co Ltd	1,488,500	2,137
Longfor Group Holdings Ltd	259,500	670
Luzhou Laojiao Co Ltd	12,000	83
Momo Inc ADR *	63,734	2,792
NetEase Inc ADR	15,043	3,434
New Oriental Education & Technology Group Inc ADR *	62,591	4,632
Ninestar Corp	35,250	132
PetroChina Co Ltd, Cl H	480,000	389
PICC Property & Casualty Co Ltd, Cl H	1,321,000	1,560
Ping An Insurance Group Co of China Ltd, CI H	2,177,357	22,122
Shenzhou International Group Holdings Ltd	42,000	539
SINA Corp/China *	100,500	6,983
Sinopec Engineering Group Co Ltd, Cl H	1,917,000	2,190
Sinopec Shanghai Petrochemical Co Ltd, Cl H	7,434,000	4,541
Sinopharm Group Co Ltd, Cl H	554,400	2,714
Sinotrans Ltd, CI H	875,000	357
Sinotruk Hong Kong Ltd (A)	344,500	750

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sohu.com Ltd ADR *(A)	147,600	$2,934
Tencent Holdings Ltd	1,348,325	55,691
Tingyi Cayman Islands Holding Corp	2,164,000	3,977
TravelSky Technology Ltd, Cl H	303,000	788
Tsingtao Brewery Co Ltd, Cl H	340,000	1,599
Uni-President China Holdings Ltd	3,804,400	4,060
Vipshop Holdings Ltd ADR *	349,875	2,183
Want Want China Holdings Ltd	1,904,000	1,603
Weibo Corp ADR *	54,243	3,967
Weichai Power Co Ltd, Cl H	1,274,000	1,579
XCMG Construction Machinery Co Ltd	473,399	272
Zhejiang Expressway Co Ltd, Cl H	1,008,000	839
Zhejiang Huace Film & TV Co Ltd	2,129,129	2,964
Zhuzhou CRRC Times Electric Co Ltd, Cl H	1,785,147	10,198
Zijin Mining Group Co Ltd, Cl H	4,598,000	1,769
ZTO Express Cayman Inc ADR *	295,161	4,891

		350,293

Colombia — 0.3%
Bancolombia SA ADR, Cl R	88,105	3,676
Ecopetrol SA	842,571	1,143
Ecopetrol SA ADR	22,583	608

		5,427

Czech Republic — 0.3%
CEZ AS	125,198	3,192
Komercni banka as	68,435	2,808

		6,000

Egypt — 0.2%
Commercial International Bank Egypt SAE GDR	762,988	3,479

Greece — 0.3%
Eurobank Ergasias SA *	4,267,059	3,216
National Bank of Greece SA *	1,032,951	2,100

		5,316

Hong Kong — 8.3%
A-Living Services Co Ltd, Cl H *(B)	25,750	40
ASM Pacific Technology Ltd	298,100	3,036
Beijing Enterprises Water Group Ltd	4,400,000	2,345
Brilliance China Automotive Holdings Ltd	4,090,184	6,618
Chaoda Modern Agriculture Holdings Ltd *	2,056,181	24
China Conch Venture Holdings Ltd	1,172,500	4,091
China Everbright International Ltd (A)	5,360,100	4,631
China Everbright Ltd	1,108,000	1,985
China Gas Holdings Ltd	420,600	1,191
China High Precision Automation Group Ltd *(C)	1,385,624	–
China Medical System Holdings Ltd	4,769,200	6,631
China Mengniu Dairy Co Ltd *	2,181,541	7,263
China Mobile Ltd	925,541	9,125
China Mobile Ltd ADR	206,385	10,098
China Resources Cement Holdings Ltd	238,000	277

SEI Institutional International Trust / Annual Report / September 30, 2018	25

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
China Resources Power Holdings Co Ltd	316,000	$559
China State Construction International Holdings Ltd	5,343,923	5,648
China Taiping Insurance Holdings Co Ltd	951,591	3,338
China Traditional Chinese Medicine Holdings Co Ltd	2,746,000	1,867
China Travel International Investment Hong Kong Ltd	992,000	319
CIMC Enric Holdings Ltd	1,926,000	2,009
CITIC Ltd	3,668,000	5,466
CNOOC Ltd	8,254,607	16,351
CSPC Pharmaceutical Group Ltd	896,000	1,903
Genscript Biotech Corp *	588,000	993
Guangdong Investment Ltd	430,000	764
Guangzhou Automobile Group Co Ltd, Cl H	1,325,200	1,468
Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd, Cl H	86,000	307
Haier Electronics Group Co Ltd	1,351,100	3,669
Hua Hong Semiconductor Ltd (B)	413,000	890
Huatai Securities Co Ltd, Cl H (B)	2,437,600	3,495
Lee & Man Paper Manufacturing Ltd	1,584,000	1,470
Li Ning Co Ltd *	1,494,500	1,413
Nine Dragons Paper Holdings Ltd	1,384,000	1,496
People’s Insurance Co Group of China Ltd/ The, Cl H	3,911,000	1,759
Postal Savings Bank of China Co Ltd, Cl H (B)	1,251,000	788
Sands China Ltd	567,263	2,570
Semiconductor Manufacturing International Corp *(A)	5,852,397	6,312
Shandong Weigao Group Medical Polymer Co Ltd, Cl H	2,416,000	2,387
Shanghai Pharmaceuticals Holding Co Ltd, CI H	119,000	297
Shimao Property Holdings Ltd	1,273,000	3,176
Sino Biopharmaceutical Ltd	5,579,800	5,206
SJM Holdings Ltd	1,991,000	1,842
Sun Art Retail Group Ltd	1,064,000	1,384
Sunny Optical Technology Group Co Ltd	593,678	6,851
Techtronic Industries Co Ltd	819,500	5,237
YiChang HEC ChangJiang Pharmaceutical Co Ltd, Cl H (B)	49,000	204
Yuexiu Property Co Ltd	2,320,000	415

		149,208

Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	258,749	2,788
OTP Bank Nyrt	102,329	3,792

		6,580

India — 8.4%
Adani Ports & Special Economic Zone Ltd	425,030	1,928
APS Holdings Corp *	1	–
Ashok Leyland Ltd	750,163	1,233
Aurobindo Pharma Ltd	25,060	257

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Axis Bank Ltd *	315,666	$2,670
Bajaj Auto Ltd	151,864	5,630
Bharat Forge Ltd	164,453	1,364
Bharat Heavy Electricals Ltd	225,218	213
Britannia Industries Ltd	4,843	389
Can Fin Homes Ltd	39,500	130
Cipla Ltd/India	269,285	2,430
CreditAccess Grameen Ltd *	171,093	693
Cummins India Ltd	232,629	2,160
Dabur India Ltd	397,380	2,340
Dewan Housing Finance Corp Ltd	426,225	1,617
Escorts Ltd	86,624	731
Exide Industries Ltd	378,602	1,386
Godrej Consumer Products Ltd	49,989	530
HCL Technologies Ltd	193,360	2,902
HDFC Bank Ltd	123,547	3,419
HDFC Bank Ltd ADR	44,781	4,214
Hindalco Industries Ltd	590,815	1,872
Hindustan Petroleum Corp Ltd	28,534	99
Hindustan Unilever Ltd	235,723	5,230
Housing Development Finance Corp Ltd	398,472	9,644
ICICI Bank Ltd	1,380,083	5,817
ICICI Bank Ltd ADR	591,882	5,025
Indian Oil Corp Ltd	58,273	123
Infosys Ltd	840,173	8,461
Infosys Ltd ADR (A)	56,734	577
JM Financial Ltd	528,780	631
JSW Steel Ltd	45,472	239
Kotak Mahindra Bank Ltd	42,203	665
Larsen & Toubro Ltd	116,458	2,044
Mahindra & Mahindra Ltd	163,551	1,942
Maruti Suzuki India Ltd	9,652	978
Motherson Sumi Systems Ltd	390,122	1,382
Muthoot Finance Ltd	50,970	284
National Aluminium Co Ltd	408,948	342
NCC Ltd/India	497,469	501
Nestle India Ltd	2,113	283
NMDC Ltd *	176,884	276
Oil & Natural Gas Corp Ltd	61,455	150
Power Grid Corp of India Ltd	1,072,884	2,788
Prestige Estates Projects Ltd	181,899	527
Reliance Capital Ltd	96,977	378
Reliance Industries Ltd	705,392	12,241
Reliance Industries Ltd GDR (B)	660,566	22,690
SH Kelkar & Co Ltd (B)	385,654	1,086
Shriram Transport Finance Co Ltd	219,692	3,488
Sobha Ltd	11,445	63
Sun Pharmaceutical Industries Ltd	226,300	1,946
Tata Chemicals Ltd	194,563	1,858
Tata Consultancy Services Ltd	352,321	10,613
Tata Global Beverages Ltd	119,745	386
Tata Motors Ltd *	125,327	387

26	SEI Institutional International Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tech Mahindra Ltd	182,096	$1,873
United Spirits Ltd *	394,190	2,797
Vedanta Ltd	1,017,849	3,262
Wipro Ltd	102,239	457
Yes Bank Ltd	367,762	932

		150,573

Indonesia — 1.2%
Adaro Energy Tbk PT	6,247,100	769
Astra International Tbk PT	8,564,600	4,224
Bank Negara Indonesia Persero Tbk PT	3,796,500	1,885
Bank Rakyat Indonesia Persero Tbk PT	27,268,705	5,764
Matahari Department Store Tbk PT	4,459,000	2,072
Perusahaan Gas Negara Persero Tbk	8,235,100	1,244
Surya Citra Media Tbk PT	6,332,400	797
United Tractors Tbk PT	2,034,097	4,505

		21,260

Italy — 0.1%
PRADA SpA	376,600	1,805

Luxembourg — 0.2%
National Commercial Bank *	234,190	2,734

Malaysia — 0.7%
AirAsia Group Bhd	1,045,900	799
Genting Bhd	117,900	222
Inari Amertron Bhd	5,020,275	2,766
Malayan Banking Bhd	931,100	2,203
Petronas Chemicals Group Bhd	267,600	605
Petronas Dagangan Bhd	394,700	2,504
Sime Darby Bhd	1,322,700	834
Tenaga Nasional Bhd	249,100	931
Top Glove Corp Bhd	80,800	208
UEM Sunrise Bhd	2,293,195	460
Westports Holdings Bhd	1,622,500	1,490

		13,022

Mexico — 3.5%
Alfa SAB de CV, CI A	239,500	308
America Movil SAB de CV, Ser L	1,172,174	943
America Movil SAB de CV ADR, CI L	90,435	1,452
Arca Continental SAB de CV	51,900	335
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	236,478	1,835
Cemex SAB de CV ADR *	158,083	1,113
Coca-Cola Femsa SAB de CV ADR	92,838	5,685
Fomento Economico Mexicano SAB de CV	441,085	4,367
Fomento Economico Mexicano SAB de CV ADR	52,157	5,162
Gruma SAB de CV, Cl B	203,780	2,593
Grupo Aeroportuario del Sureste SAB de CV ADR	10,596	2,174
Grupo Financiero Banorte SAB de CV, Cl 0	1,880,666	13,616

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Grupo GICSA SA de CV *	652,401	$312
Grupo Mexico SAB de CV, Ser B	715,500	2,061
Grupo Televisa SAB ADR	140,825	2,498
Industrias Bachoco SAB de CV ADR	5,760	311
Infraestructura Energetica Nova SAB de CV (A)	614,619	3,057
Megacable Holdings SAB de CV	107,700	556
Mexichem SAB de CV	1,430,672	4,902
Wal-Mart de Mexico SAB de CV	3,053,694	9,271

		62,551

Netherlands — 0.1%
SBM Offshore NV	65,402	1,184
VEON Ltd ADR (A)	201,860	586

		1,770

Panama — 0.2%
Copa Holdings SA, CIA	41,401	3,305

Peru — 0.8%
Cia de Minas Buenaventura SAA ADR	153,600	2,060
Credicorp Ltd	55,961	12,484

		14,544

Philippines — 0.5%
Ayala Corp	62,230	1,069
BDO Unibank Inc	934,535	2,072
Cebu Air Inc	201,950	262
DMCI Holdings Inc	1,750,500	369
Globe Telecom Inc	21,975	895
GT Capital Holdings Inc	91,095	1,382
Manila Electric Co	130,950	824
Metropolitan Bank & Trust Co	2,197,830	2,725

		9,598

Poland — 1.1%
Dino Polska SA *(B)	195,007	5,269
Energa SA *	175,242	372
Grupa Lotos SA	33,334	679
PLAY Communications SA (B)	276,243	1,508
Polski Koncern Naftowy ORLEN SA	106,640	2,922
Powszechna Kasa Oszczednosci Bank Polski SA	328,991	3,829
Powszechny Zaklad Ubezpieczen SA	543,187	5,850

		20,429

Portugal — 0.3%
Galp Energia SGPS SA, Cl B	259,779	5,157
Jeronimo Martins SGPS SA	37,709	555

		5,712

Qatar — 0.1%
Industries Qatar QSC	3,831	131
Ooredoo QPSC	25,934	492

SEI Institutional International Trust / Annual Report / September 30, 2018	27

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Qatar National Bank QPSC	6,071	$295

		918

Russia — 4.9%
Detsky Mir PJSC	952,100	1,352
Gazprom PJSC ADR	1,173,390	5,849
LUKOIL PJSC ADR	336,566	25,764
Mail.Ru Group Ltd GDR *	133,635	3,628
Mobile TeleSystems PJSC ADR	213,744	1,823
Novatek PJSC GDR	568	101
Novolipetsk Steel PJSC GDR	22,907	618
Rosneft Oil Co PJSC GDR	518,764	3,895
Sberbank of Russia PJSC	776,669	2,411
Sberbank of Russia PJSC ADR (A)	1,819,537	22,925
Surgutneftegas PJSC ADR	73,763	306
X5 Retail Group NV GDR	269,802	6,098
Yandex NV, CI A *	410,497	13,501

		88,271

South Africa — 4.0%
Absa Group Ltd	15,754	169
African Rainbow Minerals Ltd	28,491	259
AngloGold Ashanti Ltd ADR	56,300	483
Barloworld Ltd	213,841	1,861
Bid Corp Ltd	142,180	2,963
Capitec Bank Holdings Ltd (A)	58,152	4,209
Exxaro Resources Ltd	72,086	740
FirstRand Ltd (A)	1,382,479	6,630
Foschini Group Ltd/The	167,069	2,047
Imperial Holdings Ltd	122,597	1,516
JSE Ltd	233,412	2,626
Kumba Iron Ore Ltd	47,312	1,073
Liberty Holdings Ltd	133,234	1,062
Mondi Ltd	46,298	1,271
MTN Group Ltd	138,954	860
Naspers Ltd, Cl N	65,710	14,170
Nedbank Group Ltd	35,681	667
Old Mutual Ltd	526,877	1,128
Petra Diamonds Ltd *(A)	1,391,641	686
Pick n Pay Stores Ltd	273,194	1,328
Resilient REIT Ltd	91,275	375
RMB Holdings Ltd (A)	609,176	3,407
Sanlam Ltd	110,106	616
Sasol Ltd	133,416	5,162
SPAR Group Ltd/The	135,075	1,758
Standard Bank Group Ltd (A)	740,568	9,158
Truworths International Ltd	434,847	2,566
Vodacom Group Ltd	96,688	860
Wilson Bayly Holmes-Ovcon Ltd	45,758	497
Woolworths Holdings Ltd/South Africa	220,337	772

		70,919

South Korea — 14.1%
Com2uSCorp	29,218	3,861

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Coway Co Ltd	87,683	$6,861
DB Insurance Co Ltd	69,760	4,578
Dentium Co Ltd	24,476	2,218
Doosan Bobcat Inc (A)	119,554	4,354
Grand Korea Leisure Co Ltd (A)	12,299	277
Hana Financial Group Inc	93,210	3,744
Hankook Tire Co Ltd	5,443	246
HDC Hyundai Development Co-Engineering & Construction, CI E *	6,621	304
Hotel Shilla Co Ltd (A)	7,401	724
Hyosung Advanced Materials Corp *	1	–
Hyosung TNC Co Ltd *	2	–
Hyundai Engineering & Construction Co Ltd	90,814	5,526
Hyundai Marine & Fire Insurance Co Ltd	98,393	3,721
Hyundai Motor Co	29,180	3,407
Industrial Bank of Korea	60,155	827
Kangwon Land Inc	46,656	1,207
KB Financial Group Inc	84,019	4,105
KB Financial Group Inc ADR	55,597	2,684
KCC Corp	5,190	1,586
Kia Motors Corp	65,339	2,068
Korea Aerospace Industries Ltd *(A)	109,449	3,463
Korea Electric Power Corp	34,707	918
Korea Investment Holdings Co Ltd	4,680	321
KT&G Corp	33,581	3,148
LG Chem Ltd	15,303	5,042
LG Corp	38,923	2,548
LG Household & Health Care Ltd (A)	2,531	2,911
LG Uplus Corp	238,701	3,938
Lotte Chemical Corp (A)	9,541	2,391
Lotte Chilsung Beverage Co Ltd (A)	1,241	1,557
Lotte Confectionery Co Ltd	4,626	753
Lotte Corp *(A)	28,243	1,454
Lotte Shopping Co Ltd	3,930	742
LS Industrial Systems Co Ltd	30,520	2,053
Mando Corp (A)	73,758	2,294
NAVER Corp	4,119	2,659
NCSoft Corp (A)	31,644	12,623
Netmarble Corp (A)(B)	13,630	1,413
NH Investment & Securities Co Ltd	117,994	1,521
OCI Co Ltd	10,540	1,045
Orange Life Insurance Ltd (B)	94,971	2,920
Orion Corp/Republic of Korea (A)	32,023	3,046
Partron Co Ltd (A)	204,225	1,381
POSCO	13,623	3,617
Samsung Electronics Co Ltd	1,635,666	68,494
Samsung Engineering Co Ltd *(A)	416,749	7,251
Samsung Life Insurance Co Ltd (A)	25,014	2,194
Samsung SDI Co Ltd	7,326	1,707
Samsung SDS Co Ltd	5,780	1,204
SFA Engineering Corp (A)	60,300	1,990
SK Holdings Co Ltd	2,848	737

28	SEI Institutional International Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SK Hynix Inc (A)	349,144	$23,009
SK Innovation Co Ltd	20,658	4,004
SK Telecom Co Ltd	55,589	14,132
SK Telecom Co Ltd ADR	345,820	9,641
SKCKOLONPI Inc	31,475	1,334
Ssangyong Cement Industrial Co Ltd (A)	36,047	210
Woori Bank	27,382	417

		252,380

Switzerland — 0.0%
Wizz Air Holdings Plc *(B)	23,365	877

Taiwan — 9.7%
Accton Technology Corp	1,132,200	3,152
Acer Inc	1,165,000	963
Advanced Ceramic X Corp	122,900	833
Airtac International Group	253,681	2,484
ASE Technology Holding Co Ltd	881,372	2,150
ASMedia Technology Inc	109,000	1,917
Asustek Computer Inc	119,000	1,029
AU Optronics Corp	4,270,000	1,804
Catcher Technology Co Ltd	955,040	10,510
Cathay Financial Holding Co Ltd	2,764,584	4,754
Chailease Holding Co Ltd	465,892	1,633
China Development Financial Holding Corp	4,226,000	1,578
Chipbond Technology Corp	178,000	344
Chlitina Holding Ltd	159,000	1,203
Compal Electronics Inc	2,721,000	1,689
CTBC Financial Holding Co Ltd	1,631,000	1,229
Cub Elecparts Inc	3	–
Eclat Textile Co Ltd	162,000	2,006
Elite Advanced Laser Corp	677,776	1,503
Elite Material Co Ltd	885,400	2,494
eMemory Technology Inc	163,200	1,550
Feng TAY Enterprise Co Ltd	252,000	1,552
First Financial Holding Co Ltd	1,539,954	1,049
Formosa Chemicals & Fibre Corp	1,019,000	4,272
Formosa Plastics Corp	297,000	1,138
Fubon Financial Holding Co Ltd	1,229,000	2,085
Gigabyte Technology Co Ltd	58,000	91
Globalwafers Co Ltd	191,000	2,105
Hiwin Technologies Corp	175,421	1,451
Hon Hai Precision Industry Co Ltd	2,992,607	7,763
Hota Industrial Manufacturing Co Ltd	1	–
Hu Lane Associate Inc	79,200	245
Inventec Corp	3,534,000	3,171
Largan Precision Co Ltd	16,446	1,958
MediaTek Inc	2,074,079	16,744
Merida Industry Co Ltd	352,000	1,649
Nanya Technology Corp	890,000	1,693
Parade Technologies Ltd	204,600	3,116
President Chain Store Corp	95,000	1,115
Silicon Motion Technology Corp ADR	77,010	4,135

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Taiwan Semiconductor Manufacturing Co Ltd	6,107,717	$52,510
Taiwan Semiconductor Manufacturing Co Ltd ADR	304,393	13,442
Uni-President Enterprises Corp	691,000	1,804
United Microelectronics Corp	2,328,000	1,231
Walsin Lihwa Corp	602,000	405
Wistron Corp	2,353,236	1,534
Yuanta Financial Holding Co Ltd	4,278,000	2,256

		173,339

Thailand — 2.2%
Advanced Info Service PCL	416,300	2,587
Amata Corp PCL	1,274,500	950
Bangkok Bank PCL	744,800	4,836
Central Pattana PCL	888,600	2,281
CP ALL PCL (A)	1,631,000	3,480
CP ALL PCL NVDR	1,365,110	2,913
Home Product Center PCL	7,206,200	3,521
KCE Electronics PCL	590,500	771
Minor International PCL NVDR	3,728,747	4,727
PTT Exploration & Production PCL	583,100	2,795
PTT Global Chemical PCL NVDR	805,800	2,024
PTT PCL	1,874,800	3,145
PTT PCL NVDR	1,580,700	2,652
Star Petroleum Refining PCL NVDR	555,500	256
Thai Oil PCL	406,886	1,113
Thai Oil PCL NVDR	354,500	970
Thanachart Capital PCL NVDR	239,000	397
Tisco Financial Group PCL	136,500	354

		39,772

Turkey — 0.6%
Akbank T.A.S.	1,615,550	1,861
Anadolu Efes Biracilik Ve Malt Sanayii AS	175,824	617
Eregli Demir ve Celik Fabrikalari TAS	1,331,081	2,444
Haci Omer Sabanci Holding AS	119,545	152
Mavi Giyim Sanayi Ve Ticaret AS, Cl B (B)	168,906	1,008
Sok Marketler Ticaret AS *	1,098,866	1,622
TAV Havalimanlari Holding AS	332,048	1,729
Turk Hava Yollari AO *	24,159	77
Turkcell Iletisim Hizmetleri AS	286,281	550
Turkcell Iletisim Hizmetleri AS ADR	104,235	502
Turkiye Garanti Bankasi AS	236,490	304

		10,866

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	345,359	745
Dubai Investments PJSC	1,369,222	700
Dubai Islamic Bank PJSC	1,011,730	1,485
Emaar Properties PJSC	2,909,076	3,923

		6,853

United Kingdom — 1.3%
Anglo American PLC (A)	136,647	3,088

SEI Institutional International Trust / Annual Report / September 30, 2018	29

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Market Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Etalon Group PLC GDR	56,800	$133
KAZ Minerals PLC	686,669	4,921
Magnitogorsk Iron & Steel Works PJSC GDR	68,189	705
Mail.Ru Group Ltd GDR *	17,965	485
Novatek PJSC GDR	15,339	2,822
Tullow Oil PLC *	2,766,678	9,500
Vivo Energy PLC (B)	707,939	1,192

		22,846

United States — 0.4%
Corp America Airports SA *	195,416	1,669
Liberty Latin America Ltd, Cl C *	129,512	2,672
Pagseguro Digital Ltd, CI A *	125,451	3,471

		7,812

Vietnam — 0.1%
Vincom Retail JSC *	1,331,000	2,391

Total Common Stock (Cost $1,481,915) ($ Thousands)		1,639,012

EXCHANGE TRADED FUND — 2.6%

United States — 2.6%
iShares MSCI Emerging Markets ETF	1,081,755	46,429

Total Exchange Traded Fund (Cost $47,530) ($ Thousands)		46,429

PREFERRED STOCK — 2.2%

Brazil — 1.4%
Banco Bradesco SA *	191,689	1,372
Banco do Estado do Rio Grande do Sul SA	77,000	287
Braskem SA	24,200	353
Cia Brasileira de Distribuicao *	27,500	599
Cia Brasileira de Distribuicao ADR	107,800	2,315
Itau Unibanco Holding SA	516,796	5,711
Itau Unibanco Holding SA ADR	328,654	3,608
Itausa - Investimentos Itau SA	599,911	1,511
Lojas Americanas SA *	864,349	3,422
Petroleo Brasileiro SA *	388,147	2,051
Petroleo Brasileiro SA ADR, CI A *	212,141	2,219
Telefonica Brasil SA	216,200	2,120

		25,568

Colombia — 0.1%
Banco Davivienda SA	45,419	523
Grupo Aval Acciones y Valores SA	1,466,661	576

		1,099

South Korea — 0.7%
Samsung Electronics Co Ltd	359,084	12,253

Description	Shares		Market Value ($ Thousands)

PREFERRED STOCK (continued)
Total Preferred Stock (Cost $39,505) ($ Thousands)			$38,920

	Number of Participation Notes

PARTICIPATION NOTES — 1.3%

China — 0.3%
Han’s Laser, Expires 04/09/2019 *		828,350	5,095
Ping An Insurance, Expires 09/23/2019 *		115,800	1,152

			6,247

India — 0.0%
Motherson Sumi Systems Ltd, Expires 09/21/2021 *		155,000	549

Luxembourg — 0.1%
Hoa Phat Group JSC, Expires 11/20/2020 *		827,736	1,483

Saudi Arabia — 0.1%
HBSC Bank Savola Group, Expires 01/24/2020 *		177,564	1,425

Switzerland — 0.7%
Hangzhou Kikvi, Expires 08/12/2019 *		1,862,989	7,794
Maanshan Iron, Expires 09/18/2019 *		2,928,488	1,743
Spring Airline, Expires 06/03/2019 *		572,000	2,983

			12,520

Vietnam — 0.1%
Hoa Phat Group JSC, Expires 07/24/2018 *		579,083	1,038

Total Participation Notes (Cost $25,367) ($ Thousands)			23,262

	Face Amount (Thousands)

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997
0.000%, 09/30/2049 (D)	BRL	8	–

Total Debenture Bond (Cost $—) ($ Thousands)			–

30	SEI Institutional International Trust / Annual Report / September 30, 2018

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 3.7%
SEI Liquidity Fund, L.P.
2.170% **†(E)	66,696,615	$66,697

Total Affiliated Partnership (Cost $66,697) ($ Thousands)		66,697

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, CI F
1.850%**†	12,932,281	12,932

(Cost $12,932) ($ Thousands)		12,932

Total Investments in Securities — 101.8% (Cost $1,673,946) ($ Thousands)		$1,827,252

Percentages are based on Net Assets of $1,794,554 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2018.

†	Investment in Affiliated Security (see Note 5).

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 9). The total market value of securities on loan at September 30, 2018 was $61,593 ($ Thousands).

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $46,041 ($ Thousands), representing 2.57% of the Net Assets of the Fund.

(C)	Level 3 security in accordance with fair value hierarchy.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2018 was $66,697 ($ Thousands).

ADR — American Depositary Receipt

BRL — Brazilian Real

Cl — Class

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

JSE — Johannesburg Stock Exchange

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

Ser — Series

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,639,012	$–	$–	$1,639,012
Exchange Traded Fund	46,429	–	–	46,429
Preferred Stock	38,920	–	–	38,920
Participation Notes	–	23,262	–	23,262
Debenture Bond	–	–	–	–
Affiliated Partnership	–	66,697	–	66,697
Cash Equivalent	12,932	–	–	12,932

Total Investments in Securities	$1,737,293	$89,959	$–	$1,827,252

For the year ended September 30, 2018, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value at 9/30/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2018	Income
SEI Liquidity Fund, L.P.	$ 154,588	$ 322,158	$ (410,046)	$ (3)	$ —	$ 66,697	$ 1,048
SEI Daily Income Trust, Government Fund, Cl F	7,827	216,620	(211,515)	—	—	12,932	157

Totals	$ 162,415	$ 538,778	$ (621,561)	$ (3)	$ —	$ 79,629	$ 1,205

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2018	31

SCHEDULE OF INVESTMENTS

September 30, 2018

International Fixed Income Fund

†Percentages based on total investments.

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 91.5%

Argentina — 0.1%
Argentina POM Politica Monetaria
43.077%, VAR Argentina Central Bank 7D Repo Ref Rate+0.000%, 06/21/2020	ARS	3,576	$103
Argentine Bonos del Tesoro
16.000%, 10/17/2023		7,121	143
Provincia de Buenos Aires
9.125%, 03/16/2024		$170	157

			403

Australia — 2.2%
Australia & New Zealand Banking Group MTN
5.000%, 08/16/2023	AUD	750	591
3.625%, 07/18/2022	EUR	300	393
Australia Government Bond
5.500%, 04/21/2023	AUD	1,675	1,382
4.750%, 04/21/2027		820	690
4.500%, 04/15/2020		540	405
4.500%, 04/21/2033		195	169
4.250%, 04/21/2026		1,425	1,151
3.750%, 04/21/2037		393	315
3.000%, 03/21/2047		1,520	1,068
2.750%, 04/21/2024		1,230	907
Australia Government Bond, Ser 122
5.250%, 03/15/2019		625	459
Australia Government Bond, Ser 124
5.750%, 05/15/2021		2,583	2,044
National Australia Bank
5.000%, 03/11/2024		750	593
Westpac Banking Corp MTN
1.500%, 03/24/2021	EUR	220	265

			10,432

Austria — 1.7%
JAB Holdings BV
1.250%, 05/22/2024		400	468

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Republic of Austria Government Bond
4.150%, 03/15/2037 (A)	EUR	406	$707
3.650%, 04/20/2022 (A)		290	383
3.150%, 06/20/2044 (A)		475	772
2.100%, 09/20/2117 (A)		75	96
1.950%, 06/18/2019 (A)		1,870	2,210
1.150%, 10/19/2018 (A)		205	238
0.750%, 10/20/2026 (A)		1,912	2,263
0.083%, 07/15/2023 (A)(B)		360	418
Republic of Austria Government Bond, Ser 97-6
6.250%, 07/15/2027		288	497

			8,052

Belgium — 2.1%
Anheuser-Busch InBev MTN
2.250%, 05/24/2029	GBP	205	252
1.500%, 03/17/2025	EUR	415	497
Kingdom of Belgium Government Bond
3.750%, 09/28/2020 (A)		2,126	2,677
3.750%, 06/22/2045		387	654
3.000%, 06/22/2034 (A)		620	897
1.900%, 06/22/2038 (A)		200	249
1.600%, 06/22/2047 (A)		310	350
1.000%, 06/22/2031 (A)		1,149	1,322
0.800%, 06/22/2025 (A)		493	588
0.800%, 06/22/2027 (A)		785	919
0.800%, 06/22/2028 (A)		340	394
Kingdom of Belgium Government Bond, Ser 44
5.000%, 03/28/2035 (A)		64	115
Kingdom of Belgium Government Bond, Ser 65
4.250%, 09/28/2022		790	1,079

			9,993

Brazil — 0.6%
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 08/15/2050	BRL	1,490	1,173
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2021		3,533	895
Minerva Luxembourg
6.500%, 09/20/2026 (A)		$290	271
Odebrecht Finance
7.125%, 06/26/2042		280	97
4.375%, 04/25/2025		200	64
Petrobras Global Finance BV
5.999%, 01/27/2028		215	198

			2,698

Canada — 7.5%
Bank of Montreal MTN
0.125%, 04/19/2021	EUR	280	326

32	SEI Institutional International Trust / Annual Report / September 30, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Bank of Nova Scotia MTN
0.750%, 09/17/2021	EUR	570	$675
Bell Canada MTN
4.700%, 09/11/2023	CAD	80	65
3.250%, 06/17/2020		95	74
Canada Housing Trust No. 1
3.800%, 06/15/2021 (A)		4,830	3,870
2.250%, 12/15/2025 (A)		2,235	1,673
1.750%, 06/15/2022 (A)		2,465	1,855
Canadian Government Bond
1.000%, 06/01/2027		1,375	946
Canadian Imperial Bank of Commerce
0.239%, 07/25/2022 (B)	EUR	445	512
CDP Financial
4.400%, 11/25/2019 (A)		$850	864
Export Development Canada MTN
2.400%, 06/07/2021	AUD	1,259	911
Government of Canada
5.750%, 06/01/2033	CAD	1,205	1,308
2.750%, 12/01/2048		400	331
2.500%, 06/01/2024		1,043	813
1.750%, 09/01/2019		6,755	5,212
1.500%, 06/01/2026 (C)		5,970	4,326
1.000%, 09/01/2022		1,455	1,071
0.750%, 09/01/2021		955	708
National Bank of Canada
1.500%, 03/25/2021	EUR	345	416
Province of British Columbia Canada
3.250%, 12/18/2021	CAD	1,150	910
Province of Manitoba Canada
3.850%, 12/01/2021		710	571
Province of Ontario Canada
4.700%, 06/02/2037		1,355	1,261
4.650%, 06/02/2041		540	511
2.800%, 06/02/2048		2,200	1,563
2.600%, 06/02/2025		1,614	1,226
2.400%, 06/02/2026		585	435
Province of Quebec Canada
6.250%, 06/01/2032		720	745
3.500%, 12/01/2048		520	426
Province of Quebec Canada MTN
3.700%, 05/20/2026	AUD	540	402
Rogers Communications
4.000%, 06/06/2022	CAD	165	131
Royal Bank of Canada
1.625%, 08/04/2020	EUR	530	636
0.125%, 03/11/2021		560	653
Toronto-Dominion Bank MTN
0.375%, 01/12/2021		345	405
Yamana Gold Inc
4.950%, 07/15/2024		$286	282

			36,113

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Colombia — 0.4%
Colombian TES
10.000%, 07/24/2024	COP	1,940,600	$769
7.750%, 09/18/2030		2,160,100	767
7.500%, 08/26/2026		1,100,600	389

			1,925

Czech Republic — 0.1%
Czech Republic Government Bond
4.700%, 09/12/2022	CZK	7,470	374
2.500%, 08/25/2028		6,710	311

			685

Denmark — 0.5%
Danske Bank
3.875%, 09/12/2023 (A)		$270	264
3.875%, VAR EUR Swap Annual 5 Yr+2.625%, 10/04/2023	EUR	375	436
2.000%, 09/08/2021 (A)		$360	341
Danske Bank MTN
5.875%, VAR EUR Swap Annual 5 Yr+5.471%, 10/29/2049	EUR	344	407
Kingdom of Denmark
4.500%, 11/15/2039	DKK	2,040	544
1.500%, 11/15/2023		4,025	677

			2,669

Finland — 0.2%
Government of Finland
2.625%, 07/04/2042 (A)	EUR	135	206
1.500%, 04/15/2023 (A)		235	292
0.500%, 09/15/2027 (A)		535	615

			1,113

France — 7.3%
BNP Paribas
7.625%, VAR USD Swap Semi 30/360 5 Year Curr+6.314%, 12/29/2049 (A)		$240	252
4.625%, 03/13/2027 (A)		380	375
BPCE
5.250%, 04/16/2029	GBP	200	295
0.550%, 07/10/2019	JPY	200,000	1,768
0.411%, VAR ICE LIBOR JPY 3 Month+0.450%, 12/13/2018		200,000	1,761
BPCE MTN
1.125%, 01/18/2023	EUR	300	350
BPCE SFH
1.750%, 11/29/2019		600	714
BPCE SFH MTN
3.750%, 09/13/2021		200	258
Bpifrance Financement
0.064%, 11/25/2022 (B)		600	692
Caisse Francaise de Financement Local MTN
3.000%, 10/02/2028		100	138

SEI Institutional International Trust / Annual Report / September 30, 2018	33

SCHEDULE OF INVESTMENTS

September 30, 2018

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Caisse Nationale de Reassurance Mutuelle Agricole Groupama
6.000%, 01/23/2027	EUR	200	$279
CNP Assurances
4.500%, VAR Euribor 3 Month+4.600%, 06/10/2047		200	255
Credit Agricole
6.500%, VAR EUR Swap Annual 5 Yr+5.120%, 12/31/2049		276	351
Credit Agricole MTN
1.875%, 12/20/2026		200	234
Credit Agricole Assurances
4.750%, VAR EUR Swap Annual 5 Yr+5.350%, 09/27/2048		300	382
Dexia Credit Local MTN
2.000%, 01/22/2021		200	244
0.625%, 01/21/2022		1,550	1,835
Electricite de France MTN
5.500%, 03/27/2037	GBP	200	320
5.375%, VAR EUR Swap Annual 12 Yr+3.794%, 12/12/2049	EUR	200	251
4.000%, 11/12/2025		350	486
Engie MTN
0.875%, 03/27/2024		300	351
0.375%, 02/28/2023		100	115
French Republic Government Bond OAT
5.750%, 10/25/2032		403	757
4.000%, 10/25/2038		345	590
3.500%, 04/25/2020		680	839
3.250%, 05/25/2045		1,730	2,749
1.750%, 05/25/2023		2,690	3,380
1.750%, 06/25/2039 (A)		60	74
1.750%, 05/25/2066 (A)		165	185
1.250%, 05/25/2036 (A)		960	1,106
0.050%, 03/25/2023 (B)		485	564
0.000%, 02/25/2020 (B)		1,990	2,328
0.000%, 05/25/2020 (B)		2,513	2,942
0.000%, 05/25/2021 (B)		1,685	1,974
0.000%, 05/25/2022 (B)		868	1,015
La Financiere Atalian
4.000%, 05/15/2024		160	179
Loxam SAS
6.000%, 04/15/2025 (A)		150	186
Orange MTN
2.500%, 03/01/2023		500	631
RCI Banque MTN
0.375%, 07/10/2019		450	525
SNCF Reseau
1.125%, 05/25/2030		200	231
SNCF Reseau EPIC
5.500%, 12/01/2021	GBP	205	301
1.125%, 05/19/2027	EUR	300	357

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Societe Generale
6.750%, VAR EUR Swap Annual 5 Yr+5.538%, 10/07/2166	EUR	242	$303
0.552%, 06/13/2019	JPY	100,000	882
Total Capital International MTN
4.250%, 11/26/2021	AUD	640	483
UNEDIC ASSEO MTN
0.300%, 11/04/2021	EUR	600	705

			34,992

Germany — 4.8%
Bayer Capital BV
1.500%, 06/26/2026		100	116
BMW Finance MTN
0.454%, 01/29/2021	JPY	200,000	1,770
Bundesrepublik Deutschland
4.000%, 01/04/2037	EUR	1,135	2,026
3.250%, 07/04/2042		2,025	3,500
2.500%, 07/04/2044		552	856
2.500%, 08/15/2046		130	204
0.500%, 02/15/2026		977	1,161
0.500%, 02/15/2028		345	404
0.281%, 08/15/2026 (B)		1,882	2,144
0.250%, 02/15/2027		2,160	2,498
Bundesrepublik Deutschland, Ser 00
5.500%, 01/04/2031		120	221
Bundesrepublik Deutschland, Ser 03
4.750%, 07/04/2034		95	176
Deutsche Telekom International Finance BV MTN
0.625%, 04/03/2023		330	384
E.ON International Finance MTN
6.000%, 10/30/2019	GBP	300	410
innogy Finance BV MTN
4.750%, 01/31/2034		100	152
1.000%, 04/13/2025	EUR	170	195
Kreditanstalt fuer Wiederaufbau
2.600%, 06/20/2037	JPY	65,000	788
0.500%, 09/15/2027	EUR	510	581
0.125%, 06/07/2023		1,695	1,972
Kreditanstalt fuer Wiederaufbau MTN
3.750%, 05/29/2020	NZD	1,110	754
2.800%, 02/17/2021	AUD	1,230	898
1.125%, 09/15/2032	EUR	500	583
Volkswagen Bank GmbH MTN
0.625%, 09/08/2021		200	233
Volkswagen International Finance
5.125%, VAR EUR Swap Annual 10 Yr+3.350%, 09/04/2166		265	337
1.125%, 10/02/2023		600	696

			23,059

34	SEI Institutional International Trust / Annual Report / September 30, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Guernsey — 0.1%
Credit Suisse Group Funding Guernsey MTN
1.250%, 04/14/2022	EUR	570	$673

Hungary — 0.1%
Republic of Hungary
3.000%, 06/26/2024	HUF	75,010	272

Indonesia — 0.0%
Republic of Indonesia MTN
2.150%, 07/18/2024 (A)	EUR	200	235

Ireland — 1.3%
Allied Irish Banks MTN
4.125%, VAR EUR Swap Annual 5 Yr+3.950%, 11/26/2025		177	218
Bank of Ireland
7.375%, VAR EUR Swap Annual 5 Yr+6.956%, 12/29/2049		300	377
1.750%, 03/19/2019		450	528
Bank of Ireland MTN
0.375%, 05/07/2022		555	650
CRH Finance DAC MTN
1.375%, 10/18/2028		170	190
CRH Funding MTN
1.875%, 01/09/2024		310	378
Europcar Mobility Group
4.125%, 11/15/2024 (A)		100	115
Ireland Government Bond
4.500%, 04/18/2020		205	256
4.400%, 06/18/2019		600	721
3.400%, 03/18/2024		125	170
2.400%, 05/15/2030		92	121
2.000%, 02/18/2045		265	322
1.000%, 05/15/2026		1,579	1,875
0.900%, 05/15/2028		215	248
0.800%, 03/15/2022		205	245

			6,414

Israel — 0.4%
Israel Electric MTN
4.250%, 08/14/2028 (A)		$265	251
Israel Government Bond - Fixed
4.250%, 03/31/2023	ILS	2,521	801
2.000%, 03/31/2027		925	254
Teva Pharmaceutical Finance Netherlands II
1.125%, 10/15/2024	EUR	220	228
Teva Pharmaceutical Finance Netherlands III BV
6.000%, 04/15/2024		$200	203

			1,737

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Italy — 5.6%
Assicurazioni Generali MTN
5.500%, VAR Euribor 3 Month+5.350%, 10/27/2047	EUR	330	$406
Buoni Poliennali Del Tesoro
4.000%, 02/01/2037		130	163
Cooperativa Muratori & Cementisti-CMC di Ravenna SC
6.000%, 02/15/2023 (A)		110	71
Enel
5.000%, VAR EUR Swap Annual 5 Yr+3.648%, 01/15/2075		105	128
Enel Finance International MTN
5.625%, 08/14/2024	GBP	160	239
1.000%, 09/16/2024	EUR	225	257
FCA Bank MTN
2.625%, 04/17/2019		350	412
Intesa Sanpaolo
7.750%, VAR EUR Swap Annual 5 Yr+7.192%, 07/11/2166		400	498
Intesa Sanpaolo MTN
3.500%, 01/17/2022		200	246
Italy Buoni Poliennali Del Tesoro
5.500%, 11/01/2022		690	902
5.000%, 08/01/2034		230	320
5.000%, 08/01/2039		430	599
5.000%, 09/01/2040		590	819
4.750%, 09/01/2044 (A)		140	191
3.750%, 05/01/2021		386	472
3.750%, 09/01/2024		870	1,071
3.500%, 03/01/2030 (A)		2,750	3,271
3.450%, 03/01/2048 (A)		750	834
2.800%, 03/01/2067 (A)		90	86
2.500%, 11/15/2025		2,255	2,559
2.450%, 09/01/2033 (A)		1,017	1,066
2.050%, 08/01/2027		660	713
2.000%, 02/01/2028		1,095	1,173
1.450%, 05/15/2025		544	583
1.350%, 04/15/2022		4,108	4,663
0.950%, 03/01/2023		1,530	1,681
0.700%, 05/01/2020		1,545	1,784
0.350%, 06/15/2020		1,390	1,596
Unione di Banche Italiane
1.000%, 01/27/2023		185	215

			27,018

Japan — 17.7%
Development Bank of Japan
2.300%, 03/19/2026	JPY	80,000	814
1.050%, 06/20/2023		90,000	829
Government of Japan 5 Year Bond
0.100%, 12/20/2019		549,500	4,851
0.100%, 03/20/2020		410,800	3,628

SEI Institutional International Trust / Annual Report / September 30, 2018	35

SCHEDULE OF INVESTMENTS

September 30, 2018

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Government of Japan 10 Year Bond
0.900%, 06/20/2022	JPY	859,850	$7,846
0.100%, 06/20/2026		457,750	4,047
0.100%, 03/20/2027		168,150	1,484
0.100%, 06/20/2027		153,700	1,355
Government of Japan 20 Year Bond
1.900%, 09/20/2022		583,400	5,538
1.700%, 06/20/2033		1,220,450	12,758
1.400%, 09/20/2034		444,650	4,480
1.000%, 12/20/2035		50,000	475
0.700%, 03/20/2037		52,300	470
0.500%, 09/20/2036		459,900	4,009
0.200%, 06/20/2036		169,400	1,403
Government of Japan 20 Year Bond, Ser 106
2.200%, 09/20/2028		46,600	494
Government of Japan 20 Year Bond, Ser 128
1.900%, 06/20/2031		55,000	582
Government of Japan 20 Year Bond, Ser 140
1.700%, 09/20/2032		729,400	7,605
Government of Japan 20 Year Bond, Ser 143
1.600%, 03/20/2033		58,550	604
Government of Japan 20 Year Bond, Ser 144
1.500%, 03/20/2033		149,750	1,526
Government of Japan 30 Year Bond
0.800%, 09/20/2047		397,850	3,438
0.300%, 06/20/2046		134,250	1,024
Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/2038		85,400	997
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/2039		295,100	3,404
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/2040		127,000	1,409
Government of Japan 30 Year Bond, Ser 38
1.800%, 03/20/2043		259,650	2,805
Government of Japan 40 Year Bond
0.400%, 03/20/2056		304,100	2,171
Government of Japan 40 Year Bond, Ser 6
1.900%, 03/20/2053		15,400	172
Government of Japan CPI Linked Bond
0.100%, 03/10/2026		344,567	3,155
Japan Treasury Discount Bill
0.000%, 11/12/2018 (B)		152,350	1,341
Mizuho Financial Group MTN
0.956%, 10/16/2024	EUR	385	444

			85,158

Kazakhstan — 0.1%
Tengizchevroil Finance International
4.000%, 08/15/2026 (A)		$385	364

Luxembourg — 0.1%
Arena Luxembourg Finance SarI
2.875%, 11/01/2024	EUR	165	192

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Enel Finance International MTN
5.750%, 09/14/2040	GBP	145	$236
INEOS Finance
2.125%, 11/15/2025 (A)	EUR	100	113
Samsonite Finco SARL
3.500%, 05/15/2026		100	113

			654

Malaysia — 1.0%
Malaysia Government Bond
5.734%, 07/30/2019	MYR	2,233	550
4.181%, 07/15/2024		3,360	821
4.048%, 09/30/2021		3,380	826
3.955%, 09/15/2025		3,440	829
3.882%, 03/10/2022		780	190
3.795%, 09/30/2022		3,430	830
3.654%, 10/31/2019		1,771	429
3.441%, 02/15/2021		787	190

			4,665

Mexico — 1.8%
Mexican Bonos
8.000%, 06/11/2020	MXN	23,696	1,271
7.500%, 06/03/2027		2,435	127
6.500%, 06/09/2022		22,900	1,175
5.750%, 03/05/2026		11,907	562
Mexican Bonos, Ser M
6.500%, 06/10/2021		6,746	350
Mexican Bonos, Ser M20
10.000%, 12/05/2024		48,700	2,886
7.750%, 05/29/2031		28,570	1,495
Mexican Bonos, Ser M30
10.000%, 11/20/2036		11,460	725

			8,591

Netherlands — 2.9%
ABN AMRO Bank
5.750%, VAR EUR Swap Annual 5 Yr+5.452%, 12/31/2049	EUR	400	492
Aegon MTN
6.625%, 12/16/2039	GBP	165	318
Constellium
4.250%, 02/15/2026 (A)	EUR	100	118
Cooperatieve Rabobank UA
6.625%, VAR EUR Swap Annual 5 Yr+6.697%, 12/29/2049		200	257
2.500%, VAR EUR Swap Annual 5 Yr+1.400%, 05/26/2026		260	315
0.557%, 12/19/2018	JPY	100,000	881
Cooperatieve Rabobank UA MTN
5.250%, 09/14/2027	GBP	195	290
4.625%, 05/23/2029		130	185
ING Bank
5.800%, 09/25/2023 (A)		$315	332

36	SEI Institutional International Trust / Annual Report / September 30, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
ING Groep
3.150%, 03/29/2022		$330	$322
Kingdom of Netherlands
4.000%, 01/15/2037 (A)	EUR	855	1,511
3.750%, 01/15/2042 (A)		40	73
2.750%, 01/15/2047 (A)		190	309
2.500%, 01/15/2033 (A)		550	783
2.000%, 07/15/2024 (A)		345	445
1.250%, 01/15/2019 (A)		335	391
0.500%, 07/15/2026 (A)		570	670
0.250%, 01/15/2020 (A)		3,195	3,753
0.250%, 07/15/2025 (A)		922	1,073
MARB BondCo PLC
7.000%, 03/15/2024 (A)		$282	267
Minejesa Capital BV
4.625%, 08/10/2030		300	275
Netherlands Government Bond
0.080%, 01/15/2024 (A)(B)	EUR	500	579
Shell International Finance
2.000%, 11/15/2018		$560	560

			14,199

New Zealand — 2.2%
New Zealand Government Bond
5.500%, 04/15/2023	NZD	7,159	5,465
3.000%, 04/15/2020		5,164	3,488
3.000%, 04/20/2029		380	261
2.750%, 04/15/2025		461	315
New Zealand Government Inflation Linked Bond
2.000%, 09/20/2025		610	457
New Zealand Local Government Funding Agency Bond
4.500%, 04/15/2027		1,100	793

			10,779

Norway — 0.3%
DNB Bank
6.500%, VAR USD Swap Semi 30/360 5 Year Curr+5.080%, 12/29/2049		$355	364
DNB Boligkreditt MTN
3.875%, 06/16/2021	EUR	390	501
Norway Government Bond
2.000%, 05/24/2023 (A)	NOK	2,680	336
1.750%, 02/17/2027 (A)		2,085	253

			1,454

Poland — 1.5%
Republic of Poland Government Bond
4.000%, 10/25/2023	PLN	2,498	723
3.250%, 07/25/2025		1,890	522
2.750%, 04/25/2028		2,820	735
2.500%, 01/25/2023		2,706	736
2.500%, 07/25/2026		2,560	665

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.000%, 04/25/2021	PLN	5,958	$1,625
1.500%, 04/25/2020		1,100	299
0.670%, 11/15/2018	JPY	200,000	1,762
Republic of Poland Government Bond, Ser 1019
5.500%, 10/25/2019	PLN	1,045	296

			7,363

Portugal — 0.6%
EDP - Energias de Portugal
5.375%, VAR EUR Swap Annual 5 Yr+5.043%, 09/16/2075	EUR	200	251
EDP Finance MTN
2.000%, 04/22/2025		370	442
Portugal Obrigacoes do Tesouro OT
4.125%, 04/14/2027 (A)		640	884
4.100%, 04/15/2037 (A)		145	204
2.200%, 10/17/2022 (A)		775	964

			2,745

Saudi Arabia — 0.1%
Saudi Government International Bond MTN
2.375%, 10/26/2021 (A)		$275	265

Singapore — 1.6%
Medco Platinum Road Pte
6.750%, 01/30/2025		310	292
Singapore Government Bond
3.500%, 03/01/2027	SGD	1,040	821
3.125%, 09/01/2022		2,255	1,712
3.000%, 09/01/2024		2,649	2,009
2.250%, 08/01/2036		250	168
2.000%, 07/01/2020		3,260	2,389
Temasek Financial I MTN
2.375%, 01/23/2023 (A)		$495	475

			7,866

Slovak Republic — 0.0%
Slovakia Government Bond
3.375%, 11/15/2024	EUR	75	102

Slovenia — 0.1%
Slovenia Government Bond
1.250%, 03/22/2027		305	362

South Korea — 0.4%
Hyundai Capital Services MTN
3.500%, 03/30/2022	AUD	680	492
Korea Treasury Bond
3.000%, 09/10/2024	KRW	884,000	829
1.500%, 12/10/2026		994,000	840

			2,161

SEI Institutional International Trust / Annual Report / September 30, 2018	37

SCHEDULE OF INVESTMENTS

September 30, 2018

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Spain — 4.1%
Ayt Cedulas Cajas Global
3.750%, 12/14/2022	EUR	600	$795
Banco Bilbao Vizcaya Argentaria
8.875%, VAR EUR Swap Annual 5 Yr+9.177%, 12/29/2049		200	259
5.875%, VAR EUR Swap Annual 5 Yr+5.779%, 08/24/2166		200	236
Banco de Sabadell
0.875%, 11/12/2021		400	474
Banco Santander
6.750%, VAR EUR Swap Annual 5 Yr+6.803%, 07/25/2166		200	250
Banco Santander MTN
3.250%, 04/04/2026		300	363
Bankia
0.875%, 01/21/2021		300	355
CaixaBank
6.750%, VAR EUR Swap Annual 5 Yr+6.498%, 12/31/2049		200	251
1.250%, 01/11/2027		500	590
Ferrovial Emisiones MTN
3.375%, 06/07/2021		475	596
Gas Natural Fenosa Finance BV
3.375%, VAR EUR Swap Annual 9 Yr+3.079%, 12/29/2049		100	116
Gas Natural Fenosa Finance BV MTN
1.250%, 04/19/2026		300	342
Government of Spain
4.900%, 07/30/2040 (A)		705	1,188
4.700%, 07/30/2041 (A)		319	526
3.450%, 07/30/2066 (A)		110	147
2.900%, 10/31/2046 (A)		365	457
2.750%, 10/31/2024 (A)		406	526
1.950%, 04/30/2026 (A)		3,850	4,736
1.950%, 07/30/2030 (A)		85	101
1.600%, 04/30/2025 (A)		168	204
1.500%, 04/30/2027 (A)		1,275	1,503
1.400%, 04/30/2028 (A)		357	413
0.450%, 10/31/2022		175	204
0.400%, 04/30/2022		700	818
0.050%, 01/31/2021		1,396	1,624
Iberdrola Finanzas MTN
1.000%, 03/07/2025		500	581
Instituto de Credito Oficial MTN
6.000%, 03/08/2021		180	239
Kutxabank
1.250%, 09/22/2025		300	358
Santander Consumer Finance MTN
0.900%, 02/18/2020		300	353
Spain Government Bond
2.350%, 07/30/2033 (A)		362	441

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Telefonica Emisiones SAU MTN
1.528%, 01/17/2025	EUR	500	$587

			19,633

Supra-National — 3.7%
Asian Development Bank MTN
2.350%, 06/21/2027	JPY	140,000	1,473
European Financial Stability Facility MTN
1.800%, 07/10/2048	EUR	540	651
1.700%, 02/13/2043		340	406
0.500%, 07/11/2025		695	807
0.200%, 04/28/2025		600	684
0.125%, 10/17/2023		2,200	2,544
European Investment Bank
1.900%, 01/26/2026	JPY	129,100	1,291
European Investment Bank MTN
6.000%, 08/06/2020	AUD	2,737	2,112
1.250%, 05/12/2025	SEK	7,500	862
1.000%, 03/14/2031	EUR	405	468
0.250%, 10/14/2024		1,725	1,994
0.250%, 09/14/2029		745	802
European Stability Mechanism MTN
1.000%, 09/23/2025		570	684
European Union MTN
2.875%, 04/04/2028		575	798
International Bank for Reconstruction & Development MTN
3.500%, 01/22/2021	NZD	1,120	762
2.800%, 01/13/2021	AUD	1,230	899
International Finance MTN
2.375%, 07/19/2023	CAD	1,000	763

			18,000

Sweden — 1.1%
Intrum Justitia
2.750%, 07/15/2022 (A)	EUR	330	371
Nordea Bank Abp
0.425%, 05/28/2019	JPY	100,000	882
Nordea Bank Abp MTN
3.500%, VAR EUR Swap Annual 5 Yr+3.003%, 03/12/2167	EUR	370	406
Skandinaviska Enskilda Banken
2.904%, VAR ICE LIBOR USD 3 Month+0.570%, 09/13/2019 (A)		$200	201
Skandinaviska Enskilda Banken MTN
5.750%, VAR USD Swap Semi 30/360 5 Year Curr+3.850%, 11/29/2049		465	468
Stadshypotek MTN
0.625%, 11/10/2021	EUR	530	627
Svenska Handelsbanken
5.250%, VAR USD Swap Semi 30/360 5 Year Curr+3.335%, 12/29/2049		$325	320

38	SEI Institutional International Trust / Annual Report / September 30, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Swedbank
6.000%, VAR USD Swap Semi 30/360 5 Year Curr+4.106%, 03/17/2166		$200	$202
Sweden Government Bond
3.500%, 06/01/2022	SEK	3,040	388
3.500%, 03/30/2039		375	59
1.000%, 11/12/2026		1,725	202
Sweden Government Bond, Ser 1047
5.000%, 12/01/2020		3,370	424
Sweden Government Bond, Ser 1052
4.250%, 03/12/2019		3,630	417
Vattenfall
3.000%, VAR EUR Swap Annual 5 Yr+2.511%, 03/19/2077	EUR	175	199

			5,166

Switzerland — 1.3%
Aquarius & Investments for Swiss Reinsurance
6.375%, VAR USD Swap Semi 30/360 5 Year Curr+5.210%, 09/01/2024		$340	347
Credit Suisse
0.285%, 12/18/2018	JPY	200,000	1,761
Credit Suisse MTN
0.750%, 09/17/2021	EUR	220	261
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.598%, 12/31/2049 (A)		$270	284
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.600%, 01/17/2167 (A)		200	206
Government of Switzerland
3.000%, 05/12/2019	CHF	110	115
2.000%, 04/28/2021		735	803
2.000%, 05/25/2022		75	84
1.500%, 04/30/2042		305	374
1.250%, 06/11/2024		405	451
LafargeHolcim Sterling Finance Netherlands BV MTN
3.000%, 05/12/2032	GBP	350	420
Swiss Reinsurance via ELM
2.600%, VAR Euribor 6 Month+3.050%, 09/01/2166	EUR	220	261
UBS MTN
4.750%, VAR EUR Swap Annual 5 Yr+3.400%, 02/12/2026		200	252
UBS Group Funding Switzerland
4.125%, 09/24/2025 (A)		$220	218
1.750%, 11/16/2022	EUR	427	517

			6,354

Thailand — 0.3%
Thailand Government Bond
4.875%, 06/22/2029	THB	11,215	407
4.675%, 06/29/2044		16,575	619

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.650%, 12/17/2021	THB	11,020	$356
3.625%, 06/16/2023		5,375	176

			1,558

Turkey — 0.1%
Turkiye Vakiflar Bankasi TAO
2.375%, 05/04/2021	EUR	265	293

United Arab Emirates — 0.1%
DP World
2.375%, 09/25/2026 (A)		295	341

United Kingdom — 9.1%
Anglian Water Services Financing
6.875%, 08/21/2023	GBP	230	370
Anglo American Capital MTN
1.625%, 09/18/2025	EUR	220	247
Arqiva Financing MTN
4.040%, 06/30/2020	GBP	220	296
Aviva MTN
3.875%, VAR EUR Swap Annual 5 Yr+3.480%, 07/03/2044	EUR	121	148
3.375%, VAR Euribor 3 Month+3.550%, 12/04/2045		515	603
Barclays MTN
3.125%, 01/17/2024	GBP	235	305
2.000%, VAR EUR Swap Annual 5 Yr+1.900%, 02/07/2028	EUR	375	417
1.500%, 04/01/2022		590	697
Barclays Bank MTN
10.000%, 05/21/2021	GBP	180	277
BAT International Finance MTN
1.250%, 03/13/2027	EUR	333	367
BG Energy Capital MTN
5.000%, 11/04/2036	GBP	100	173
BP Capital Markets MTN
1.117%, 01/25/2024	EUR	165	196
Centrica MTN
4.375%, 03/13/2029	GBP	164	239
4.250%, 09/12/2044		100	146
CK Hutchison Finance 16 II
0.875%, 10/03/2024	EUR	212	241
CNH Industrial Finance Europe MTN
2.875%, 05/17/2023		220	275
Coca-Cola European Partners
2.375%, 05/07/2025		400	501
Delphi Automotive
1.500%, 03/10/2025		420	483
DS Smith MTN
1.375%, 07/26/2024		430	492
EC Finance
2.375%, 11/15/2022 (A)		100	116

SEI Institutional International Trust / Annual Report / September 30, 2018	39

SCHEDULE OF INVESTMENTS

September 30, 2018

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
FCE Bank MTN
1.615%, 05/11/2023	EUR	165	$192
Gatwick Funding MTN
5.250%, 01/23/2024	GBP	250	373
HBOS Capital Funding
6.461%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield+2.850%, 11/29/2049		115	151
Heathrow Funding MTN
2.750%, 08/09/2049		160	183
1.875%, 05/23/2022	EUR	750	913
HSBC Holdings
6.750%, 09/11/2028	GBP	350	574
6.000%, VAR EUR Swap Annual 5 Yr+5.338%, 12/29/2049	EUR	345	444
Imperial Brands Finance
0.500%, 07/27/2021		150	175
InterContinental Hotels Group MTN
3.750%, 08/14/2025	GBP	174	239
International Game Technology
4.750%, 02/15/2023	EUR	160	200
Lecta
6.500%, 08/01/2023 (A)		113	135
Legal & General Group MTN
5.375%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield+4.580%, 10/27/2045	GBP	135	186
Lloyds Banking Group MTN
1.750%, VAR EUR Swap Annual 5 Yr+1.300%, 09/07/2028	EUR	230	259
1.000%, 11/09/2023		280	319
National Westminster Bank MTN
3.875%, 10/19/2020		123	154
Nationwide Building Society MTN
4.625%, 02/08/2021		550	708
2.000%, VAR EUR Swap Annual 5 Yr+1.500%, 07/25/2029		230	261
Next
3.625%, 05/18/2028	GBP	190	246
Northumbrian Water Finance
6.875%, 02/06/2023		190	297
5.625%, 04/29/2033		70	118
Rio Tinto Finance MTN
4.000%, 12/11/2029		124	184
2.875%, 12/11/2024	EUR	290	377
Royal Bank of Scotland Group
4.706%, VAR ICE LIBOR USD 3 Month+2.320%, 09/29/2017		$200	188
Royal Bank of Scotland Group MTN
2.500%, 03/22/2023	EUR	465	565
Santander UK Group Holdings PLC MTN
3.625%, 01/14/2026	GBP	100	133

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Santander UK PLC
6.222%, VAR ICE LIBOR GBP 3 Month+1.130%, 05/24/2167	GBP	170	$220
Santander UK PLC MTN
4.250%, 04/12/2021	EUR	350	450
1.125%, 01/14/2022		330	390
Severn Trent Utilities Finance MTN
3.625%, 01/16/2026	GBP	175	242
Sky PLC MTN
6.000%, 05/21/2027		50	81
2.250%, 11/17/2025	EUR	275	340
SSE PLC MTN
0.875%, 09/06/2025		395	446
Standard Chartered
3.849%, VAR ICE LIBOR USD 3 Month+1.510%, 01/29/2049 (A)		$500	416
Standard Chartered MTN
5.125%, 06/06/2034	GBP	100	138
3.625%, 11/23/2022	EUR	160	201
Thames Water Utilities Cayman Finance MTN
4.625%, 06/04/2046	GBP	155	242
Unilever NV
0.375%, 02/14/2023	EUR	220	255
United Kingdom Gilt
4.750%, 12/07/2030	GBP	115	201
4.500%, 12/07/2042		230	450
4.250%, 12/07/2027		95	154
4.250%, 06/07/2032		1,720	2,933
4.250%, 03/07/2036		435	772
4.250%, 09/07/2039		370	679
4.250%, 12/07/2040		100	186
4.250%, 12/07/2046		1,185	2,323
3.750%, 09/07/2020		631	869
3.750%, 09/07/2021		945	1,333
3.750%, 07/22/2052		80	153
3.500%, 01/22/2045		1,445	2,487
3.250%, 01/22/2044		400	658
2.750%, 09/07/2024		200	283
2.500%, 07/22/2065		1,295	2,071
1.750%, 07/22/2019		1,860	2,444
1.625%, 10/22/2028		229	300
1.500%, 01/22/2021		1,450	1,918
1.500%, 07/22/2047		130	154
1.250%, 07/22/2027		1,015	1,298
0.750%, 07/22/2023		2,170	2,774
Virgin Media Finance MTN
4.500%, 01/15/2025	EUR	121	144
Wales & West Utilities Finance PLC
6.250%, 11/30/2021	GBP	240	357
Western Power Distribution West Midlands PLC
5.750%, 04/16/2032		100	167

40	SEI Institutional International Trust / Annual Report / September 30, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.875%, 10/17/2024	GBP	230	$324
Wm Morrison Supermarkets MTN
3.500%, 07/27/2026		225	308
Yorkshire Water Services Odsal Finance
6.588%, 02/21/2023		195	303
Zurich Finance PLC MTN
6.625%, 10/30/2049 (D)		235	343

			43,970

United States — 6.3%
AbbVie
1.375%, 05/17/2024	EUR	220	259
American International Group
2.503%, VAR ICE LIBOR GBP 3 Month+1.705%, 03/15/2067	GBP	100	118
Antero Resources
5.125%, 12/01/2022		$260	264
AT&T
5.000%, 03/01/2021		550	569
1.800%, 09/05/2026	EUR	720	837
Bank of America MTN
2.375%, 06/19/2024		835	1,041
1.625%, 09/14/2022		261	316
1.379%, VAR Euribor 3 Month+1.030%, 02/07/2025		165	193
Bausch Health
4.500%, 05/15/2023 (A)		170	195
Belden
3.375%, 07/15/2027		127	145
3.375%, 07/15/2027		100	114
Berkshire Hathaway
0.625%, 01/17/2023		265	310
0.500%, 03/13/2020		225	263
BWAY Holding Co
4.750%, 04/15/2024 (A)		175	208
Carnival
1.625%, 02/22/2021		180	216
Chubb INA Holdings
1.550%, 03/15/2028		325	376
Citigroup
2.040%, 09/16/2020	JPY	200,000	1,823
Citigroup MTN
0.750%, 10/26/2023	EUR	735	844
Crown European Holdings
2.875%, 02/01/2026 (A)		100	114
2.250%, 02/01/2023 (A)		160	190
CVS Health Corp
4.300%, 03/25/2028		$265	263
3.125%, 03/09/2020		835	835
Dell International
6.020%, 06/15/2026 (A)		77	82
5.450%, 06/15/2023 (A)		124	131

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Discovery Communications
2.500%, 09/20/2024	GBP	255	$324
Dover MTN
2.125%, 12/01/2020	EUR	267	323
Fidelity National Information Services
0.400%, 01/15/2021		284	331
Ford Credit Canada MTN
2.939%, 02/19/2019	CAD	1,200	929
Ford Motor Credit MTN
0.111%, VAR Euribor 3 Month+0.430%, 05/14/2021	EUR	750	863
GE Capital UK Funding Unlimited MTN
6.250%, 05/05/2038	GBP	165	302
General Electric
1.500%, 05/17/2029	EUR	170	189
General Motors Financial MTN
0.955%, 09/07/2023		540	614
Goldman Sachs Group
2.625%, 04/25/2021		$425	416
Goldman Sachs Group MTN
2.000%, 07/27/2023	EUR	900	1,091
1.625%, 07/27/2026		170	196
Halfmoon Parent
4.125%, 11/15/2025 (A)		$136	135
3.750%, 07/15/2023 (A)		105	105
Hess
4.300%, 04/01/2027		333	323
IHS Markit
4.750%, 08/01/2028		102	102
4.125%, 08/01/2023		326	326
4.000%, 03/01/2026 (A)		85	81
Kinder Morgan Energy Partners
4.300%, 05/01/2024		330	333
Mallinckrodt International Finance
5.750%, 08/01/2022 (A)		37	34
4.875%, 04/15/2020 (A)		137	136
Mastercard
1.100%, 12/01/2022	EUR	445	531
McKesson
3.125%, 02/17/2029	GBP	135	172
0.625%, 08/17/2021	EUR	355	416
Moody’s
1.750%, 03/09/2027		265	316
Morgan Stanley
1.875%, 03/30/2023		490	595
Morgan Stanley MTN
2.625%, 03/09/2027	GBP	295	376
1.375%, 10/27/2026	EUR	360	408
0.081%, VAR Euribor 3 Month+0.400%, 05/21/2021		850	987

SEI Institutional International Trust / Annual Report / September 30, 2018	41

SCHEDULE OF INVESTMENTS

September 30, 2018

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
National Capital Trust I
5.620%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield+1.930%, 12/17/2166	GBP	150	$197
5.620%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield+1.930%, 12/17/2166 (A)		35	46
National Grid North America MTN
1.000%, 07/12/2024	EUR	300	347
Nordea Bank Abp MTN
2.250%, 05/27/2021 (A)		$425	412
Philip Morris International
0.625%, 11/08/2024	EUR	285	322
Philip Morris International MTN
1.875%, 03/03/2021		300	363
PNC Funding
3.300%, 03/08/2022		$150	149
Priceline Group
2.375%, 09/23/2024		355	441
QEP Resources
5.250%, 05/01/2023		108	105
Quintiles IMS
2.875%, 09/15/2025	EUR	220	252
Santander Holdings USA
3.700%, 03/28/2022		$460	454
Seagate HDD Cayman
4.875%, 03/01/2024		85	84
4.750%, 06/01/2023		17	17
4.750%, 01/01/2025		123	118
Sigma Finance Netherlands BV
4.875%, 03/27/2028 (A)		200	196
SM Energy
6.625%, 01/15/2027		125	129
Southern Co/The
2.750%, 06/15/2020		700	693
Sprint Spectrum
4.738%, 03/20/2025 (A)		265	265
Tenet Healthcare
4.375%, 10/01/2021		110	110
Terraform Global Operating
6.125%, 03/01/2026 (A)		55	53
Toyota Motor Credit MTN
0.625%, 11/21/2024	EUR	465	533
United Technologies Corp
3.950%, 08/16/2025		$85	85
1.250%, 05/22/2023	EUR	225	267
1.150%, 05/18/2024		164	191
US Bancorp MTN
0.850%, 06/07/2024		701	808
Verizon Communications
3.500%, 11/01/2021		$590	592

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Verizon Communications MTN
4.750%, 02/17/2034	GBP	170	$256
4.050%, 02/17/2025	AUD	680	495
Wells Fargo & Co MTN
2.000%, 04/27/2026	EUR	210	253
1.375%, 06/30/2022	GBP	195	248
Wells Fargo Bank MTN
5.250%, 08/01/2023		350	511
Western Digital Corp
4.750%, 02/15/2026		$328	317
WPC Eurobond BV
2.125%, 04/15/2027	EUR	380	436

			30,405

Uruguay — 0.0%
Republic of Uruguay
9.875%, 06/20/2022 (A)	UYU	3,181	95
8.500%, 03/15/2028 (A)		2,325	61

			156

Total Global Bonds (Cost $452,660) ($ Thousands)			441,087

U.S. TREASURY OBLIGATIONS — 3.3%
U.S. Treasury Bill
2.130%, 12/13/2018 (B)		$13,546	13,488
U.S. Treasury Bond STRIPS (B)
3.040%, 08/15/2045		1,070	455
2.927%, 11/15/2045		1,030	434
U.S. Treasury Inflation Protected Securities
1.250%, 07/15/2020		1,170	1,183

Total U.S. Treasury Obligations (Cost $15,637) ($ Thousands)			15,560

MORTGAGE-BACKED SECURITIES — 0.9%

Agency Mortgage-Backed Obligation — 0.4%
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA1, CI M2
4.066%, VAR ICE LIBOR USD 1 Month+1.850%, 10/25/2027		430	438
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-DNA2, CI M2
4.816%, VAR ICE LIBOR USD 1 Month+2.600%, 12/25/2027		74	76
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2015-HQA2, CI M2
5.016%, VAR ICE LIBOR USD 1 Month+2.800%, 05/25/2028		128	131

42	SEI Institutional International Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, CI M2
5.116%, VAR ICE LIBOR USD 1 Month+2.900%, 07/25/2028	$228	$234
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA1, CI M3
8.566%, VAR ICE LIBOR USD 1 Month+6.350%, 09/25/2028	250	307
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, CI M1
3.416%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029	307	310
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA2, CI M2
5.666%, VAR ICE LIBOR USD 1 Month+3.450%, 10/25/2029	470	518

		2,014

Non-Agency Mortgage-Backed Obligation — 0.5%
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
4.750%, 09/25/2034 (D)	13	13
COMM Mortgage Trust, Ser 2013-CR8, Cl A4
3.334%, 06/10/2046	81	80
COMM Mortgage Trust, Ser 2014-CCRE14, Cl A3
3.955%, 02/10/2047	70	72
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFX
4.877%, 04/15/2037	12	12
FNMA Connecticut Avenue Securities, Ser 2013-C01, CI M1
4.216%, VAR ICE LIBOR USD 1 Month+2.000%, 10/25/2023	3	3
FNMA Connecticut Avenue Securities, Ser 2014-C01, Cl M1
3.816%, VAR ICE LIBOR USD 1 Month+1.600%, 01/25/2024	112	112
FNMA Connecticut Avenue Securities, Ser 2014-C04, CI 2M2
7.216%, VAR ICE LIBOR USD 1 Month+5.000%, 11/25/2024	359	405
FNMA Connecticut Avenue Securities, Ser 2016-C02, CI 1M1
4.366%, VAR ICE LIBOR USD 1 Month+2.150%, 09/25/2028	64	64
FNMA Connecticut Avenue Securities, Ser 2016-C04, CI 1M2
6.466%, VAR ICE LIBOR USD 1 Month+4.250%, 01/25/2029	95	107

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2016-C05, CI 2M1
3.566%, VAR ICE LIBOR USD 1 Month+1.350%, 01/25/2029	$39	$39
FNMA Connecticut Avenue Securities, Ser 2016-C06, CI 1M1
3.516%, VAR ICE LIBOR USD 1 Month+1.300%, 04/25/2029	402	405
FNMA Connecticut Avenue Securities, Ser 2016-C07, CI 2M2
6.566%, VAR ICE LIBOR USD 1 Month+4.350%, 05/25/2029	153	172
FNMA Connecticut Avenue Securities, Ser 2017-C01, CI 1M1
3.516%, VAR ICE LIBOR USD 1 Month+1.300%, 07/25/2029	151	152
GSR Mortgage Loan Trust, Ser 2005-AR1, CI 4A1
3.030%, 01/25/2035 (D)	52	50
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl A3
2.829%, 10/15/2045	125	122
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
4.128%, 12/25/2034 (D)	48	49
LSTAR Commercial Mortgage Trust, Ser 2016-4, CI A2
2.579%, 03/10/2049 (A)	159	153
Morgan Stanley Capital I Trust, Ser 2006-T21, Cl D
5.304%, 10/12/2052 (A)(D)	15	1
Morgan Stanley Capital I Trust, Ser 2006-T21, Cl E
5.304%, 10/12/2052 (A)(D)	10	1
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, CI A4
3.185%, 03/10/2046	100	99
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, CI A3
3.290%, 05/15/2048	120	118
Wells Fargo Commercial Mortgage Trust, Ser 2015-C30, CI A3
3.411%, 09/15/2058	80	79

		2,308

Total Mortgage-Backed Securities (Cost $4,212) ($ Thousands)		4,322

Total Investments in Securities — 95.7% (Cost $472,509) ($ Thousands)		$460,969

SEI Institutional International Trust / Annual Report / September 30, 2018	43

SCHEDULE OF INVESTMENTS

September 30, 2018

International Fixed Income Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Australian 3-Year Bond	24	Dec-2018	$1,913	$1,932	$(3)
Australian 10-Year Bond	29	Dec-2018	2,691	2,704	(14)
Australian 10-Year Bond	(3)	Dec-2018	(279)	(280)	1
Canadian 10-Year Bond	11	Dec-2018	1,136	1,129	(11)
Canadian 10-Year Bond	(25)	Dec-2018	(2,581)	(2,565)	30
Euro	(240)	Dec-2018	(35,147)	(35,046)	101
Euro-Bob	(72)	Dec-2018	(11,010)	(10,930)	70
Euro-Bob	(2)	Dec-2018	(306)	(304)	(1)
Euro-BTP	5	Dec-2018	718	719	1
Euro-Bund	36	Dec-2018	6,678	6,640	(72)
Euro-Bund	(6)	Dec-2018	(1,116)	(1,107)	2
Euro-Buxl 30 Year Bond	9	Dec-2018	1,856	1,822	(30)
Euro-Buxl 30 Year Bond	(7)	Dec-2018	(1,441)	(1,417)	21
Euro-OAT	52	Dec-2018	9,217	9,123	(80)
Euro-OAT	(13)	Dec-2018	(2,309)	(2,281)	20
Euro-Schatz	(24)	Dec-2018	(3,139)	(3,116)	1
Euro-Schatz	14	Dec-2018	1,827	1,818	(3)
Japanese 10-Year Bond	18	Dec-2018	24,293	23,785	(32)
Japanese 10-Year Bond E-MINI	(32)	Dec-2018	(4,337)	(4,228)	6
Japanese 10-Year Bond E-MINI	24	Dec-2018	3,247	3,171	(5)
Long Gilt 10-Year Bond	(27)	Dec-2018	(4,246)	(4,258)	43
Long Gilt 10-Year Bond	1	Dec-2018	159	158	–
U.S. 2-Year Treasury Note	62	Dec-2018	13,073	13,066	(7)
U.S. 5-Year Treasury Note	(147)	Dec-2018	(16,554)	(16,534)	20
U.S. 10-Year Treasury Note	(82)	Dec-2018	(9,734)	(9,740)	(6)
U.S. 10-Year Treasury Note	5	Dec-2018	600	594	(6)
U.S. Ultra Long Treasury Bond	4	Dec-2018	616	617	1
Ultra 10-Year U.S. Treasury Note	(47)	Dec-2018	(5,998)	(5,922)	76

			$(30,173)	$(30,450)	$123

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
ANZ	10/11/18	USD	1,297	NZD	1,967	$7
ANZ	10/11/18	AUD	11,430	USD	8,314	44
ANZ	10/18/18	EUR	10,406	USD	11,948	(154)
Bank of America	10/04/18	GBP	24,094	USD	31,319	(103)
Bank of America	10/04/18	EUR	27,630	USD	32,296	199
Bank of America	11/05/18	USD	79	JPY	8,880	–
Bank of America	11/05/18	SEK	693	USD	79	1
Barclays PLC	10/04/18	USD	488	EUR	419	(1)
Barclays PLC	10/04/18	USD	1,034	CAD	1,350	10
Barclays PLC	10/04/18	CAD	16,098	USD	12,336	(119)
Barclays PLC	10/04/18	JPY	54,300	USD	491	13
Barclays PLC	10/12/18 - 11/05/18	GBP	21,521	USD	28,153	54
Barclays PLC	12/13/18	USD	677	INR	47,117	(35)

44	SEI Institutional International Trust / Annual Report / September 30, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	10/04/18 - 11/05/18	AUD	706	USD	509	$(1)
BNP Paribas	10/04/18	CHF	1,838	USD	1,887	5
BNP Paribas	10/04/18	JPY	5,603,472	USD	50,669	1,328
BNP Paribas	10/11/18	USD	1,223	EUR	1,040	(14)
BNP Paribas	10/12/18	GBP	12,850	USD	16,910	147
BNP Paribas	11/05/18	CZK	16,323	USD	739	3
Brown Brothers Harriman	10/04/18	USD	745	JPY	81,535	(27)
Brown Brothers Harriman	10/04/18	JPY	38,773	USD	345	4
Brown Brothers Harriman	10/11/18	AUD	994	USD	716	(4)
Brown Brothers Harriman	10/11/18	EUR	2,419	USD	2,809	(2)
Brown Brothers Harriman	10/12/18	TRY	57	USD	9	(1)
Brown Brothers Harriman	10/19/18	MXN	13,254	USD	685	(21)
BT Brokerage	10/04/18	EUR	5,785	USD	6,758	38
BT Brokerage	10/04/18	HUF	74,958	USD	270	1
BT Brokerage	10/04/18	JPY	2,801,316	USD	25,329	662
CIBC	11/05/18	USD	263	EUR	226	–
CIBC	11/05/18	USD	330	JPY	37,350	–
CIBC	11/05/18	USD	430	GBP	329	–
Citigroup	10/02/18	USD	1,356	BRL	5,507	23
Citigroup	10/04/18	GBP	40	USD	53	–
Citigroup	10/04/18	GBP	70	USD	91	(1)
Citigroup	10/04/18	USD	60	EUR	52	–
Citigroup	10/04/18	USD	122	EUR	105	–
Citigroup	10/04/18 - 10/12/18	USD	1,415	GBP	1,097	16
Citigroup	10/10/18	CAD	20,012	USD	15,510	25
Citigroup	10/04/18	CAD	79	USD	61	–
Citigroup	10/04/18	JPY	54,300	USD	489	11
Citigroup	10/04/18	JPY	72,714	EUR	554	3
Citigroup	10/12/18	USD	365	CLP	244,583	6
Citigroup	10/12/18	COP	1,443,474	USD	473	(13)
Citigroup	10/25/18	USD	683	SGD	929	(2)
Citigroup	11/05/18	USD	58	AUD	81	–
Citigroup	11/05/18	SGD	1,084	USD	793	(1)
Citigroup	11/05/18	NOK	5,280	USD	648	(1)
Citigroup	11/05/18	AUD	7,513	USD	5,424	(12)
Citigroup	11/05/18	HUF	74,958	USD	270	–
Citigroup	12/07/18	UYU	5,086	USD	148	(2)
Citigroup	12/13/18	USD	674	INR	47,050	(33)
Credit Suisse First Boston	10/04/18	USD	343	JPY	37,787	(10)
Credit Suisse First Boston	10/04/18	USD	1,867	EUR	1,587	(24)
Credit Suisse First Boston	10/12/18	USD	736	GBP	565	1
Credit Suisse First Boston	11/05/18	CHF	1,838	USD	1,891	2
Credit Suisse First Boston	11/15/18	USD	673	NOK	5,456	(2)
Credit Suisse First Boston	11/15/18	USD	700	NOK	5,705	2
Credit Suisse First Boston	12/13/18	JPY	78,354	USD	693	–
Deutsche Bank	10/11/18	EUR	18,044	USD	21,180	208
Deutsche Bank	11/05/18	USD	1,352	BRL	5,507	24
Goldman Sachs	10/04/18	JPY	412,567	USD	3,786	153
HSBC	10/04/18	EUR	502	USD	586	2
HSBC	10/04/18	USD	586	JPY	65,160	(12)

SEI Institutional International Trust / Annual Report / September 30, 2018	45

SCHEDULE OF INVESTMENTS

September 30, 2018

International Fixed Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
HSBC	10/04/18	GBP	376	USD	492	$2
HSBC	10/04/18	GBP	750	USD	972	(6)
HSBC	10/04/18	USD	1,223	EUR	1,050	(3)
HSBC	10/04/18	CAD	4,004	USD	3,083	(15)
HSBC	10/04/18	JPY	174,129	USD	1,578	45
HSBC	10/12/18	USD	669	CLP	445,105	6
HSBC	10/25/18	SGD	947	USD	690	(4)
HSBC	11/05/18	PLN	6,640	USD	1,800	(3)
HSBC	12/13/18	INR	43,507	USD	596	3
JPMorgan Chase Bank	10/04/18 - 11/05/18	USD	165	SEK	1,467	1
JPMorgan Chase Bank	10/04/18 - 11/05/18	USD	88	SEK	775	(1)
JPMorgan Chase Bank	10/04/18 - 11/05/18	USD	215	AUD	300	2
JPMorgan Chase Bank	10/04/18	USD	79	AUD	109	–
JPMorgan Chase Bank	10/04/18	USD	129	CAD	169	2
JPMorgan Chase Bank	10/04/18	USD	170	CAD	219	–
JPMorgan Chase Bank	10/04/18	CAD	101	USD	78	–
JPMorgan Chase Bank	10/04/18 - 11/05/18	CAD	272	USD	210	(1)
JPMorgan Chase Bank	10/04/18 - 11/05/18	USD	208	GBP	161	2
JPMorgan Chase Bank	10/04/18	USD	322	GBP	245	(2)
JPMorgan Chase Bank	10/04/18	USD	729	NOK	6,040	13
JPMorgan Chase Bank	10/04/18	ILS	937	USD	260	2
JPMorgan Chase Bank	10/04/18	GBP	698	USD	922	12
JPMorgan Chase Bank	10/04/18	GBP	387	USD	503	(2)
JPMorgan Chase Bank	10/04/18 - 11/05/18	USD	145	EUR	125	1
JPMorgan Chase Bank	10/04/18 - 11/05/18	USD	1,365	EUR	1,171	(5)
JPMorgan Chase Bank	10/04/18 - 11/05/18	EUR	3,113	USD	3,636	17
JPMorgan Chase Bank	10/04/18	EUR	716	USD	831	(1)
JPMorgan Chase Bank	10/04/18	CZK	3,829	USD	172	–
JPMorgan Chase Bank	11/05/18	USD	68	JPY	7,668	–
JPMorgan Chase Bank	10/04/18 - 11/05/18	USD	4,209	JPY	472,042	(48)
JPMorgan Chase Bank	10/04/18 - 11/05/18	SEK	2,461	USD	280	2
JPMorgan Chase Bank	10/04/18	SEK	2,005	USD	222	(3)
JPMorgan Chase Bank	10/04/18	PLN	6,640	USD	1,809	8
JPMorgan Chase Bank	10/04/18	AUD	190	USD	138	1
JPMorgan Chase Bank	10/04/18 - 11/05/18	AUD	7,391	USD	5,341	(6)
JPMorgan Chase Bank	10/04/18 - 11/05/18	NOK	2,381	USD	293	1
JPMorgan Chase Bank	10/04/18 - 11/05/18	NOK	9,484	USD	1,144	(21)
JPMorgan Chase Bank	10/04/18 - 10/11/18	NZD	9,975	USD	6,651	38
JPMorgan Chase Bank	10/17/18	NZD	18,714	USD	12,189	(216)
JPMorgan Chase Bank	10/04/18	THB	52,611	USD	1,609	(18)
JPMorgan Chase Bank	10/04/18 - 11/05/18	JPY	94,906	USD	850	13
JPMorgan Chase Bank	10/12/18	USD	631	GBP	487	5
JPMorgan Chase Bank	10/17/18	USD	3,787	GBP	2,902	(1)
JPMorgan Chase Bank	10/12/18	COP	784,017	USD	258	(6)
JPMorgan Chase Bank	10/17/18	CAD	560	USD	426	(8)
JPMorgan Chase Bank	10/17/18	USD	2,641	SEK	23,865	46
JPMorgan Chase Bank	10/17/18	CHF	2,986	USD	3,073	12
JPMorgan Chase Bank	10/17/18 - 11/15/18	USD	4,800	NOK	39,978	114
JPMorgan Chase Bank	10/17/18	PLN	7,535	USD	2,025	(20)
JPMorgan Chase Bank	10/17/18	SGD	8,672	USD	6,297	(53)
JPMorgan Chase Bank	10/17/18	AUD	9,977	USD	7,085	(134)
JPMorgan Chase Bank	10/26/18	EUR	9,222	USD	10,856	125

46	SEI Institutional International Trust / Annual Report / September 30, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/17/18	EUR	14,765	USD	17,147	$(22)
JPMorgan Chase Bank	10/17/18	HUF	993,394	USD	3,551	(22)
JPMorgan Chase Bank	10/25/18	USD	678	COP	2,053,103	14
JPMorgan Chase Bank	10/25/18	USD	1,685	CLP	1,149,590	59
JPMorgan Chase Bank	10/25/18	BRL	8,851	USD	2,127	(86)
JPMorgan Chase Bank	10/25/18	MXN	29,119	USD	1,535	(16)
JPMorgan Chase Bank	10/25/18	TWD	71,746	USD	2,339	(20)
JPMorgan Chase Bank	10/25/18	THB	114,930	USD	3,536	(21)
JPMorgan Chase Bank	10/25/18	KRW	1,835,000	USD	1,643	(12)
JPMorgan Chase Bank	10/25/18	JPY	2,503,340	USD	22,439	360
JPMorgan Chase Bank	11/05/18	CHF	28	USD	29	–
JPMorgan Chase Bank	11/05/18	USD	91	CHF	89	–
JPMorgan Chase Bank	11/15/18	EUR	599	NOK	5,740	8
Morgan Stanley	10/04/18	USD	570	CAD	740	2
Morgan Stanley	10/04/18 - 11/05/18	USD	867	JPY	97,165	(11)
Morgan Stanley	10/04/18	SGD	1,424	USD	1,044	2
Morgan Stanley	10/04/18	USD	2,050	GBP	1,570	(3)
Morgan Stanley	10/04/18 - 11/05/18	ILS	6,983	USD	1,927	3
Morgan Stanley	10/04/18	CZK	12,494	USD	567	4
Morgan Stanley	11/05/18	SEK	17,283	USD	1,954	5
Morgan Stanley	10/04/18 - 11/15/18	SEK	21,830	USD	2,413	(45)
Morgan Stanley	10/11/18	EUR	341	AUD	552	4
Morgan Stanley	11/05/18	NZD	6,583	USD	4,357	(6)
Morgan Stanley	11/05/18	DKK	7,862	USD	1,229	1
Morgan Stanley	11/05/18	EUR	335	USD	391	1
Morgan Stanley	11/05/18	EUR	58,227	USD	67,660	(150)
RBC	10/04/18	EUR	20	USD	24	–
RBC	10/04/18	USD	4,940	EUR	4,202	(59)
RBC	10/04/18 - 11/05/18	MXN	99,886	USD	5,232	(94)
RBC	11/05/18	USD	129	CAD	168	1
RBC	11/05/18	CAD	18,012	USD	13,858	(90)
RBS	11/06/18	EUR	20,250	USD	23,718	134
Standard Chartered	11/15/18	USD	1,383	KRW	1,540,480	7
Standard Chartered	11/15/18	KRW	769,449	USD	685	(9)
Standard Chartered	12/11/18	TWD	40,697	USD	1,330	(14)
Standard Chartered	12/13/18	USD	675	INR	49,800	3
State Street	10/04/18	USD	437	EUR	375	(1)
State Street	10/04/18	JPY	4,633	USD	42	1
State Street	10/04/18	USD	5,092	GBP	3,887	(23)
State Street	10/04/18	EUR	27,551	USD	32,112	107
State Street	11/05/18	GBP	212	USD	277	–
TD Securities	10/04/18	USD	1	CAD	1	–
TD Securities	10/04/18	USD	69	EUR	59	(1)
TD Securities	10/04/18	EUR	2,848	USD	3,332	24
UBS	10/04/18	EUR	32	USD	37	–
UBS	10/04/18	USD	249	SGD	340	–
UBS	10/04/18	DKK	7,862	USD	1,237	12
UBS	10/11/18	EUR	783	USD	896	(14)
UBS	10/12/18	AUD	957	GBP	522	(11)
UBS	10/12/18	GBP	1,590	USD	2,086	11

SEI Institutional International Trust / Annual Report / September 30, 2018	47

SCHEDULE OF INVESTMENTS

September 30, 2018

International Fixed Income Fund (Concluded)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
UBS	10/12/18	GBP	624	USD	810	$(3)
						$2,323

A list of the open OTC swap agreements held by the Fund at September 30, 2018, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Credit Suisse	CMBX.NA.BB.6	Sell	5.00%	Monthly	05/11/2063	$(370)	$(77)	$(61)	$(16)
Credit Suisse	CMBX.NA.BB.6	Sell	5.00%	Monthly	05/11/2063	(240)	(50)	(30)	(20)
Credit Suisse	CMBX.NA.BB.6	Sell	5.00%	Monthly	05/11/2063	(130)	(27)	(17)	(10)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(373)	(44)	(27)	(17)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(127)	(15)	(9)	(6)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(134)	(15)	(8)	(7)
Credit Suisse	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(460)	(54)	(34)	(20)
Deutsche Bank	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	(406)	(48)	(29)	(19)

							$(330)	$(215)	$(115)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2018, is as follows:

Credit Default Swap
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)		Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
ITRAXX Europe Series 28	Sell	1.00%	Quarterly	12/20/2022	EUR	(5,360)	$134	$135	$(1)

							$134	$135	$(1)

Percentages are based on Net Assets of $481,911 ($ Thousands).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $62,534 ($ Thousands), representing 12.98% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CLP — Chilean Peso

COP — Colombian Peso

CZK — Czech Koruna

DKK — Danish Krone

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

HUF — Hungarian Forint

ICE — Intercontinental Exchange

ILS — Israeli New Sheckels

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

L.P. — Limited Partnership

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

PLN — Polish Zloty

SGD — Singapore Dollar

SEK — Swedish Krona

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

THB — Thai Bhat

TRY — Turkish Lira

TWD — Taiwan Dollar

USD — United States Dollar

UYU — Uruguayan Peso

VAR — Variable Rate

48	SEI Institutional International Trust / Annual Report / September 30, 2018

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$–	$441,087	$–	$441,087
U.S. Treasury Obligations	–	15,560	–	15,560
Mortgage-Backed Securities	–	4,322	–	4,322

Total Investments in Securities	$–	$460,969	$–	$460,969

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$394	$—	$—	$394
Unrealized Depreciation	(270)	—	—	(270)
Forwards Contracts *
Unrealized Appreciation	—	4,228	—	4,228
Unrealized Depreciation	—	(1,905)	—	(1,905)
OTC Swaps
Credit Default Swaps *
Unrealized Depreciation	—	(115)	—	(115)
Centrally Cleared Swaps
Credit Default Swaps *
Unrealized Depreciation	—	(1)	—	(1)

Total Other Financial Instruments	$124	$2,207	$—	$2,331

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2018	49

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Markets Debt Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 90.5%

Angola — 0.7%
Angolan Government International Bond
9.375%, 05/08/2048		$2,550	$2,692
8.250%, 05/09/2028 (A)		989	1,022
8.250%, 05/09/2028		1,923	1,986
Republic of Angola Via Avenir II BV MTN
10.009%, VAR ICE LIBOR USD 6 Month+7.500%, 07/01/2023		4,066	4,534

			10,234

Argentina — 5.2%
Adecoagro
6.000%, 09/21/2027 (A)		785	689
Agua y Saneamientos Argentinos
6.625%, 02/01/2023		1,230	971
Argentina Treasury Bill
0.000%, 10/12/2018 (B)	ARS	5,948	162
Argentina Treasury Bond
2.500%, 07/22/2021		6,000	222
Argentine Bonos del Tesoro
18.200%, 10/03/2021		21,053	413
Argentine Republic Government International Bond
8.280%, 12/31/2033		$1,655	1,493
8.280%, 12/31/2033		1,262	1,117
7.820%, 12/31/2033	EUR	8,150	8,917
7.820%, 12/31/2033		18,952	20,945
7.500%, 04/22/2026		$5,755	5,130
6.875%, 04/22/2021		1,028	982
6.875%, 01/26/2027		1,031	876
6.875%, 01/11/2048		3,034	2,336
6.250%, 04/22/2019		5,200	5,208
5.875%, 01/11/2028		2,003	1,585
5.625%, 01/26/2022		614	553
5.000%, 01/15/2027	EUR	2,585	2,404
4.625%, 01/11/2023		$304	257
2.260%, 12/31/2038	EUR	14,905	10,193
2.260%, 3.38%, 3/31/2019, 12/31/2038 (C)		564	386

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Autonomous City of Buenos Aires Argentina
46.591%, VAR 30-35d Argentina BADLAR Private Banks+3.250%, 03/29/2024	ARS	48,886	$1,043
46.591%, VAR 30-35d Argentina BADLAR Private Banks+3.250%, 03/29/2024		17,544	374
45.036%, VAR 30-35d Argentina BADLAR Private Banks+3.750%, 02/22/2028		10,166	227
Banco Central de la Republica Argentina
47.922%, 11/21/2018 (B)		174,019	3,926
Bonos De La Nacion Argentina
4.500%, 06/21/2019		$1,463	1,430
Bonos de la Nacion Argentina con Ajuste por CER
4.000%, 03/06/2020	ARS	35,000	1,009
4.000%, 03/06/2020		8,400	242
3.750%, 02/08/2019		33,185	1,013
Bonos de la Nacion Argentina En Moneda Dua
4.500%, 02/13/2020		$1,507	1,424
Pampa Energia
7.500%, 01/24/2027 (A)		343	303
7.375%, 07/21/2023 (A)		270	251
Provincia de Buenos Aires
7.875%, 06/15/2027		2,762	2,297
5.375%, 01/20/2023	EUR	620	605
Provincia de Cordoba
7.125%, 06/10/2021		$600	558
7.125%, 06/10/2021 (A)		531	494
Provincia del Chaco Argentina
9.375%, 08/18/2024		654	504
Rio Energy
6.875%, 02/01/2025 (A)		1,471	1,214
Transportadora de Gas del Sur
6.750%, 05/02/2025 (A)		238	228
YPF MTN
36.750%, VAR 30-35d Argentina BADLAR Private Banks+4.000%, 07/07/2020		368	158

			82,139

Azerbaijan — 1.2%
Republic of Azerbaijan
4.750%, 03/18/2024		700	710
Southern Gas Corridor
6.875%, 03/24/2026 (A)		1,437	1,596
6.875%, 03/24/2026		8,050	8,937
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		2,810	3,039
State Oil of the Azerbaijan Republic MTN
4.750%, 03/13/2023		2,240	2,247

50	SEI Institutional International Trust / Annual Report / September 30, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.750%, 03/13/2023		$2,923	$2,933

			19,462

Bahrain — 0.0%
Bahrain Government International Bond
7.000%, 10/12/2028 (A)		641	635

Belarus — 0.1%
Republic of Belarus International Bond
7.625%, 06/29/2027		1,040	1,109

Belize — 0.1%
Belize Government International Bond
0.000%, 02/20/2034		2,637	1,292

Bermuda — 0.3%
Government of Bermuda
4.854%, 02/06/2024		2,580	2,689
3.717%, 01/25/2027		1,521	1,446

			4,135

Brazil — 6.6%
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019 (A)		660	673
Brazil Letras do Tesouro Nacional (B)
16.298%, 01/01/2019	BRL	41,355	10,192
11.925%, 01/01/2020		14,000	3,173
10.726%, 01/01/2022		8,000	1,452
10.506%, 07/01/2021		29,000	5,599
8.754%, 07/01/2020		45,155	9,744
8.172%, 04/01/2020		8,000	1,770
Brazil Loan Trust 1
5.477%, 07/24/2023 (A)		$1,664	1,677
5.477%, 07/24/2023		235	237
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		1,176	1,126
5.333%, 02/15/2028		4,581	4,386
5.333%, 02/15/2028 (A)		224	215
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2021	BRL	87,158	22,074
10.000%, 01/01/2023		55,309	13,512
10.000%, 01/01/2025		7,481	1,777
10.000%, 01/01/2027		6,000	1,391
10.000%, 01/01/2029		1,032	239
Brazilian Government International Bond
4.625%, 01/13/2028		$2,125	1,945
Cosan Luxembourg
7.000%, 01/20/2027 (A)		253	249
CSN Resources
6.500%, 07/21/2020		1,000	969
ESAL GmbH
6.250%, 02/05/2023 (A)		821	814

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Federal Republic of Brazil
8.250%, 01/20/2034		$748	$877
Gol Finance
7.000%, 01/31/2025 (A)		1,720	1,389
JBS Investments GmbH
7.750%, 10/28/2020		720	735
7.250%, 04/03/2024		1,034	1,052
Klabin Finance
5.250%, 07/16/2024		790	764
Marfrig Holdings Europe BV
8.000%, 06/08/2023		1,100	1,104
Minerva Luxembourg
6.500%, 09/20/2026 (A)		2,293	2,147
6.500%, 09/20/2026		1,401	1,311
Nexa Resources
5.375%, 05/04/2027 (A)		2,891	2,809
Petrobras Global Finance BV
7.375%, 01/17/2027		1,958	1,983
6.250%, 03/17/2024		2,199	2,203
Rumo Luxembourg
7.375%, 02/09/2024 (A)		898	917
Suzano Austria GmbH
6.000%, 01/15/2029 (A)		688	691
Swiss Insured Brazil Power Finance Sarl
9.850%, 07/16/2032 (A)	BRL	6,802	1,571

			102,767

Cameroon — 0.1%
Republic of Cameroon International Bond
9.500%, 11/19/2025 (A)		$1,861	1,959

Chile — 0.9%
Banco de Credito e Inversiones
3.500%, 10/12/2027 (A)		1,256	1,146
Bonos de la Tesoreria de la Republica
6.000%, 01/01/2020	CLP	80,000	127
6.000%, 01/01/2043		1,635,000	2,812
5.000%, 03/01/2035		155,000	236
4.700%, 09/01/2030 (A)		135,000	205
4.500%, 02/28/2021		350,000	541
4.000%, 03/01/2023 (A)		120,000	182
Cencosud
4.375%, 07/17/2027 (A)		$1,819	1,651
Empresa de Transporte de Pasajeros Metro
5.000%, 01/25/2047 (A)		2,000	2,015
Empresa Electrica Angamos
4.875%, 05/25/2029 (A)		1,323	1,309
Empresa Nacional del Petroleo
4.500%, 09/14/2047 (A)		332	298
4.375%, 10/30/2024		200	200
3.750%, 08/05/2026		2,290	2,179
3.750%, 08/05/2026 (A)		387	368

SEI Institutional International Trust / Annual Report / September 30, 2018	51

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Geopark
6.500%, 09/21/2024 (A)		$492	$495
Republic of Chile
5.500%, 08/05/2020	CLP	323,000	504

			14,268

China — 1.1%
Alibaba Group Holding
4.200%, 12/06/2047		$310	283
Charming Light Investments MTN
4.375%, 12/21/2027		1,600	1,510
China Minmetals
4.450%, VAR US Treas Yield Curve Rate T Note Const Mat 3 Yr+6.070%, 05/13/2021		640	631
3.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.717%, 05/13/2166		2,297	2,124
Chinalco Capital Holdings
4.250%, 04/21/2022		740	712
CNAC HK Finbridge
5.125%, 03/14/2028		780	784
4.625%, 03/14/2023		294	296
Country Garden Holdings Co Ltd
4.750%, 07/25/2022		1,220	1,131
4.750%, 01/17/2023		972	888
Dianjian International Finance
4.600%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.933%, 09/13/2166		303	289
HBIS Group Hong Kong
4.250%, 04/07/2020		684	669
Huarong Finance
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.773%, 12/29/2049		1,588	1,523
Industrial & Commercial Bank of China
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.382%, 12/29/2049		1,270	1,287
Leader Goal International Ltd
4.250%, 07/19/2166		212	202
Longfor Group Holdings
4.500%, 01/16/2028		592	533
Sinopec Group Overseas Development
3.250%, 09/13/2027 (A)		1,388	1,275
Tsinghua Unic
5.375%, 01/31/2023		1,530	1,308
Vanke Real Estate Hong Kong MTN
3.975%, 11/09/2027		1,185	1,069

			16,514

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Colombia — 5.2%
Bogota Distrito Capital
9.750%, 07/26/2028 (A)	COP	7,785,000	$2,825
9.750%, 07/26/2028		370,000	134
Colombian TES
11.000%, 07/24/2020		5,128,900	1,899
10.000%, 07/24/2024		29,992,500	11,889
7.750%, 09/18/2030		1,040,700	369
7.500%, 08/26/2026		30,375,100	10,724
7.000%, 09/11/2019		17,456,100	6,017
7.000%, 05/04/2022		40,600,800	14,205
7.000%, 06/30/2032		3,443,600	1,134
6.250%, 11/26/2025		12,322,300	4,082
4.750%, 04/04/2035		1,951,000	1,956
Emgesa ESP
8.750%, 01/25/2021		870,000	307
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021		3,962,000	1,343
8.375%, 11/08/2027 (A)		1,760,000	563
7.625%, 09/10/2024 (A)		3,116,000	1,005
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (A)		1,127,000	388
7.875%, 08/12/2024		884,000	305
Republic of Colombia
9.850%, 06/28/2027		3,803,000	1,585
9.850%, 06/28/2027		1,257,000	524
8.125%, 05/21/2024		$550	660
7.750%, 04/14/2021	COP	3,331,000	1,175
7.375%, 09/18/2037		$1,091	1,375
6.125%, 01/18/2041		3,194	3,617
6.000%, 04/28/2028	COP	17,838,400	5,635
5.000%, 06/15/2045		$3,257	3,254
4.500%, 01/28/2026		1,636	1,667
4.375%, 07/12/2021		1,350	1,374
4.375%, 03/21/2023	COP	1,782,000	570
4.375%, 03/21/2023		1,089,000	349

			80,930

Costa Rica — 1.1%
Banco Nacional de Costa Rica
6.250%, 11/01/2023 (A)		$753	743
5.875%, 04/25/2021 (A)		597	593
Instituto Costarricense de Electricidad
6.950%, 11/10/2021		400	403
6.375%, 05/15/2043		250	195
Republic of Costa Rica
7.158%, 03/12/2045 (A)		1,237	1,085
7.158%, 03/12/2045		3,436	3,013
7.158%, 03/12/2045		6,634	5,817
7.000%, 04/04/2044		2,387	2,092
7.000%, 04/04/2044		2,108	1,848
7.000%, 04/04/2044 (A)		956	838

52	SEI Institutional International Trust / Annual Report / September 30, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.625%, 04/30/2043		$300	$231

			16,858

Croatia — 1.1%
Croatia Government International Bond
6.625%, 07/14/2020		700	735
6.000%, 01/26/2024		5,322	5,782
6.000%, 01/26/2024 (A)		200	217
3.000%, 03/11/2025	EUR	3,564	4,471
3.000%, 03/20/2027		1,860	2,286
2.750%, 01/27/2030		2,169	2,541
2.700%, 06/15/2028		1,196	1,414

			17,446

Czech Republic — 1.1%
Czech Republic Government Bond
4.200%, 12/04/2036	CZK	28,000	1,518
2.750%, 07/23/2029		25,920	1,219
2.500%, 08/25/2028		41,920	1,942
2.400%, 09/17/2025		59,820	2,748
2.000%, 10/13/2033		18,820	795
1.500%, 10/29/2019		63,310	2,852
0.703%, 07/17/2019 (B)		134,450	5,994

			17,068

Dominican Republic — 1.4%
Dominican Republic International Bond
11.250%, 02/05/2027	DOP	14,500	300
7.450%, 04/30/2044		$1,900	2,023
7.450%, 04/30/2044 (A)		1,395	1,486
6.875%, 01/29/2026		2,000	2,135
6.875%, 01/29/2026		443	473
6.850%, 01/27/2045		830	840
6.850%, 01/27/2045 (A)		2,488	2,519
6.850%, 01/27/2045		400	405
6.600%, 01/28/2024		656	691
6.500%, 02/15/2048		3,171	3,108
6.000%, 07/19/2028 (A)		1,817	1,848
6.000%, 07/19/2028		1,381	1,404
5.950%, 01/25/2027		2,613	2,661
5.875%, 04/18/2024 (A)		71	73
5.500%, 01/27/2025		1,249	1,254
5.500%, 01/27/2025		179	180

			21,400

Ecuador — 1.5%
Ecuador Government International Bond
10.500%, 03/24/2020		273	284
9.650%, 12/13/2026		779	776
9.650%, 12/13/2026 (A)		660	657
9.625%, 06/02/2027		777	768
8.875%, 10/23/2027		6,646	6,305
8.875%, 10/23/2027 (A)		574	544
8.750%, 06/02/2023		2,261	2,263

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.950%, 06/20/2024		$3,912	$3,739
7.875%, 01/23/2028		2,434	2,190
7.875%, 01/23/2028 (A)		5,451	4,904
Petroamazonas EP
4.625%, 02/16/2020 (A)		380	375
4.625%, 11/06/2020 (A)		1,055	1,018

			23,823

Egypt — 3.4%
Egypt Government International Bond
14.800%, 01/30/2023	EGP	73,250	3,591
7.903%, 02/21/2048 (A)		$2,945	2,805
6.588%, 02/21/2028 (A)(D)		1,291	1,233
5.577%, 02/21/2023 (A)		1,445	1,401
Egypt Government International Bond MTN
8.500%, 01/31/2047 (A)		3,166	3,173
8.500%, 01/31/2047		9,055	9,074
7.500%, 01/31/2027 (A)		1,702	1,732
7.500%, 01/31/2027 (D)		1,413	1,438
6.125%, 01/31/2022 (A)		1,194	1,194
5.625%, 04/16/2030 (A)	EUR	1,968	2,140
5.625%, 04/16/2030		3,322	3,612
4.750%, 04/16/2026		2,311	2,570
Egypt Treasury Bills (B)
18.922%, 02/05/2019	EGP	13,000	680
17.389%, 10/30/2018		323,975	17,844

			52,487

El Salvador — 0.1%
Republic of El Salvador
8.250%, 04/10/2032 (A)		$126	128
7.750%, 01/24/2023		2,020	2,107

			2,235

Gabon — 0.1%
Gabonese Republic
6.950%, 06/16/2025 (A)		2,012	1,927
6.375%, 12/12/2024 (A)		41	38

			1,965

Georgia — 0.0%
Republic of Georgia
6.875%, 04/12/2021 (A)		421	440

Ghana — 0.9%
Ghana Government Bond
10.750%, 10/14/2030		6,475	8,053
10.750%, 10/14/2030 (A)		244	303
8.627%, 06/16/2049		2,467	2,467
7.625%, 05/16/2029 (D)		2,023	2,025
Tullow Oil
7.000%, 03/01/2025 (A)		660	644

			13,492

SEI Institutional International Trust / Annual Report / September 30, 2018	53

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Guatemala — 0.0%
Comunicaciones Celulares Via Comcel Trust
6.875%, 02/06/2024 (A)		$390	$399

Honduras — 0.0%
Honduras Government International Bond
6.250%, 01/19/2027		326	335

Hungary — 1.7%
Republic of Hungary
7.625%, 03/29/2041		5,308	7,404
5.500%, 06/24/2025	HUF	609,080	2,511
3.000%, 06/26/2024		884,280	3,212
3.000%, 10/27/2027		2,411,270	8,281
2.750%, 12/22/2026		752,070	2,565
1.750%, 10/26/2022		730,360	2,578

			26,551

India — 0.1%
Vedanta Resources
8.250%, 06/07/2021		$820	845

Indonesia — 7.0%
Eterna Capital Pte
8.000%, 12/11/2022		227	218
7.500%, 12/11/2022		503	508
Indika Energy Capital II
6.875%, 04/10/2022		45	45
Indika Energy Capital III
5.875%, 11/09/2024		330	310
5.875%, 11/09/2024		236	221
Indo Energy Finance II
6.375%, 01/24/2023		1,585	1,549
Indonesia Treasury Bond
8.750%, 05/15/2031	IDR	75,616,000	5,201
8.375%, 03/15/2034		95,294,000	6,270
8.250%, 05/15/2029		8,000,000	547
8.250%, 05/15/2036		66,134,000	4,323
7.500%, 08/15/2032		37,830,000	2,348
7.500%, 05/15/2038		116,892,000	7,052
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (A)		$857	890
5.450%, 05/21/2028 (A)		462	475
Perusahaan Penerbit SBSN Indonesia III
4.400%, 03/01/2028		573	561
Republic of Indonesia
11.000%, 09/15/2025	IDR	3,200,000	247
9.000%, 03/15/2029		139,572,000	9,801
8.500%, 10/12/2035		$1,179	1,615
8.500%, 10/12/2035		525	719
8.375%, 03/15/2024	IDR	138,717,000	9,374
8.375%, 09/15/2026		31,281,000	2,114
8.250%, 06/15/2032		24,199,000	1,587

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.750%, 01/17/2038		$1,797	$2,354
7.000%, 05/15/2022	IDR	121,630,000	7,971
7.000%, 05/15/2027		78,640,000	4,882
6.625%, 05/15/2033		50,461,000	2,897
6.125%, 05/15/2028		90,163,000	5,246
5.625%, 05/15/2023		87,051,000	5,304
4.350%, 01/11/2048		$469	430
Republic of Indonesia MTN
11.625%, 03/04/2019		2,324	2,410
11.625%, 03/04/2019 (A)		975	1,011
11.625%, 03/04/2019		80	83
5.875%, 01/15/2024		2,876	3,084
5.875%, 01/15/2024		4,575	4,905
5.250%, 01/17/2042		2,366	2,411
5.125%, 01/15/2045 (A)		1,670	1,673
4.750%, 01/08/2026		1,044	1,058
4.125%, 01/15/2025		1,331	1,309
3.750%, 06/14/2028	EUR	2,104	2,676
3.375%, 04/15/2023 (A)		$1,939	1,885
Star Energy Geothermal Wayang Windu
6.750%, 04/24/2033		1,968	1,862

			109,426

Iraq — 0.3%
Iraq International Bond
5.800%, 01/15/2028		4,493	4,253

Israel — 0.0%
Israel Electric MTN
4.250%, 08/14/2028 (A)		697	661

Ivory Coast — 1.3%
Ivory Coast Government International Bond
6.625%, 03/22/2048	EUR	2,259	2,447
6.375%, 03/03/2028 (A)		$1,851	1,786
6.375%, 03/03/2028		1,125	1,086
6.125%, 06/15/2033 (A)		1,500	1,369
5.750%, 12/31/2032		2,181	2,062
5.750%, 12/31/2032		3,413	3,227
5.750%, 12/31/2032		2,716	2,567
5.250%, 03/22/2030 (D)	EUR	2,503	2,758
5.125%, 06/15/2025		1,541	1,801
5.125%, 06/15/2025 (A)		930	1,087

			20,190

Jamaica — 0.0%
Digicel Group
7.125%, 04/01/2022 (A)		$337	221
Government of Jamaica
6.750%, 04/28/2028		200	217

			438

54	SEI Institutional International Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Jordan — 0.4%
Jordan Government International Bond
7.375%, 10/10/2047 (A)	$1,601	$1,505
7.375%, 10/10/2047	2,684	2,523
5.750%, 01/31/2027	2,200	2,082

		6,110

Kazakhstan — 1.1%
Development Bank of Kazakhstan
4.125%, 12/10/2022	770	759
KazAgro National Management Holding JSC MTN
4.625%, 05/24/2023 (A)	349	344
KazMunayGas National JSC
6.375%, 10/24/2048 (A)	720	755
5.750%, 04/19/2047 (A)	2,652	2,612
5.750%, 04/19/2047	263	259
5.375%, 04/24/2030 (A)	1,834	1,864
5.375%, 04/24/2030	2,300	2,337
4.750%, 04/24/2025 (A)	950	959
KazTransGas JSC
4.375%, 09/26/2027 (A)	932	887
Nostrum Oil & Gas Finance BV
7.000%, 02/16/2025 (A)	441	388
Republic of Kazakhstan MTN
6.500%, 07/21/2045	4,350	5,354

		16,518

Kenya — 0.4%
Kenya Government International Bond
8.250%, 02/28/2048	2,683	2,589
7.250%, 02/28/2028 (A)	1,418	1,379
6.875%, 06/24/2024 (A)	543	545
6.875%, 06/24/2024	473	474
5.875%, 06/24/2019 (A)	805	813

		5,800

Lebanon — 0.9%
Lebanon Government International Bond
6.850%, 03/23/2027	1,322	1,037
6.650%, 04/22/2024	5,061	4,183
Lebanon Government International Bond MTN
6.650%, 11/03/2028	10,222	7,744
6.650%, 02/26/2030	177	132
6.600%, 11/27/2026	760	594

		13,690

Luxembourg — 0.1%
Rede D’Or Finance S.A.R.L.
4.950%, 01/17/2028	2,328	2,008

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Malaysia — 2.5%
1MDB Energy
5.990%, 05/11/2022		$1,000	$1,020
1MDB Global Investments
4.400%, 03/09/2023		8,600	8,118
Gohl Capital
4.250%, 01/24/2027		1,150	1,096
Malaysia Government Bond
5.248%, 09/15/2028	MYR	1,050	270
4.935%, 09/30/2043		2,200	537
4.392%, 04/15/2026		7,081	1,737
4.254%, 05/31/2035		1,827	419
4.232%, 06/30/2031		6,200	1,464
4.181%, 07/15/2024		4,186	1,023
4.160%, 07/15/2021		20	5
4.059%, 09/30/2024		8,000	1,941
3.955%, 09/15/2025		7,520	1,811
3.899%, 11/16/2027		2,500	593
3.892%, 03/15/2027		1,369	324
3.800%, 08/17/2023		20,495	4,948
3.659%, 10/15/2020		1,419	344
3.654%, 10/31/2019		4,500	1,090
3.620%, 11/30/2021		4,891	1,182
3.502%, 05/31/2027		1,050	242
3.492%, 03/31/2020		26,554	6,419
3.480%, 03/15/2023		2,858	680
3.418%, 08/15/2022		4,289	1,024
Malaysia Government Investment Issue
4.070%, 09/30/2026		11,606	2,792

			39,079

Mauritius — 0.1%
Liquid Telecommunications Financing
8.500%, 07/13/2022 (A)		$1,286	1,314

Mexico — 9.9%
Alfa
6.875%, 03/25/2044		1,750	1,803
America Movil
7.125%, 12/09/2024	MXN	18,110	881
6.000%, 06/09/2019		12,420	651
Axtel
6.375%, 11/14/2024 (A)		$480	474
Banco Inbursa Institucion De Banca Multiple Grupo Financiero Inbursa
4.375%, 04/11/2027 (A)		573	539
Banco Nacional de Comercio Exterior SNC
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026 (A)		1,852	1,806
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026		2,836	2,765

SEI Institutional International Trust / Annual Report / September 30, 2018	55

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Cemex
7.750%, 04/16/2026		$670	$732
Cometa Energia
6.375%, 04/24/2035 (A)		1,156	1,135
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	39,785	1,921
5.750%, 02/14/2042 (A)		$500	494
4.750%, 02/23/2027 (A)		658	649
Elementia
5.500%, 01/15/2025		670	637
Mexican Bonos
7.750%, 11/13/2042	MXN	98,500	5,069
7.500%, 06/03/2027		311,539	16,211
6.500%, 06/09/2022		98,000	5,030
5.750%, 03/05/2026		87,650	4,134
5.750%, 03/05/2026		206,700	9,750
5.000%, 12/11/2019		105,663	5,464
Mexican Bonos, Ser M
6.500%, 06/10/2021		46,219	2,396
Mexican Bonos, Ser M20
10.000%, 12/05/2024		313,265	18,567
8.000%, 12/07/2023		138,703	7,490
Mexican Bonos, Ser M30
8.500%, 11/18/2038		28,699	1,596
Mexico Cetes
7.970%, 12/06/2018 (B)		600,000	3,161
Mexico City Airport Trust
5.500%, 07/31/2047 (A)		$2,551	2,277
Mexico Government International Bond
4.600%, 02/10/2048		520	489
Petroleos Mexicanos
9.500%, 09/15/2027		169	205
7.470%, 11/12/2026	MXN	155,079	7,049
7.190%, 09/12/2024		163,872	7,561
6.625%, 06/15/2035		$4,931	4,899
6.625%, 06/15/2038		2,088	2,005
6.500%, 03/13/2027		1,076	1,099
6.500%, 03/13/2027		3,624	3,702
6.375%, 01/23/2045		807	747
6.350%, 02/12/2048		1,118	1,024
6.350%, 02/12/2048 (A)		742	680
5.625%, 01/23/2046		489	415
5.350%, 02/12/2028 (A)		5,972	5,629
4.500%, 01/23/2026		2,443	2,284
4.250%, 01/15/2025		1,575	1,487
Petroleos Mexicanos MTN
6.750%, 09/21/2047		3,002	2,864
6.750%, 09/21/2047		2,927	2,793
6.750%, 09/21/2047 (A)		73	70
6.375%, 01/23/2045 (A)		806	746
4.875%, 02/21/2028	EUR	3,822	4,648
4.625%, 09/21/2023 (A)		$1,185	1,174

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.250%, 01/15/2025		$2,450	$2,313
United Mexican States MTN
5.750%, 10/12/2110		5,236	5,270

			154,785

Mongolia — 0.7%
Mongolia Government International Bond
5.625%, 05/01/2023		5,095	4,942
Mongolia Government International Bond MTN
10.875%, 04/06/2021 (A)		1,205	1,354
8.750%, 03/09/2024		3,150	3,445
5.125%, 12/05/2022		438	419
Trade & Development Bank of Mongolia MTN
9.375%, 05/19/2020 (A)		355	376
9.375%, 05/19/2020		350	371

			10,907

Montenegro — 0.0%
Montenegro Government International Bond
3.375%, 04/21/2025	EUR	563	649

Morocco — 0.2%
OCP
6.875%, 04/25/2044		$1,325	1,416
5.625%, 04/25/2024 (A)		1,900	1,951

			3,367

Netherlands — 0.1%
Marfrig Holdings Europe BV
8.000%, 06/08/2023 (A)		470	472
Petrobras Global Finance BV
5.750%, 02/01/2029		2,025	1,808

			2,280

Nigeria — 1.2%
Nigeria Government International Bond
7.875%, 02/16/2032		5,382	5,498
7.875%, 02/16/2032 (A)		488	498
7.696%, 02/23/2038		1,314	1,286
7.143%, 02/23/2030 (A)		2,525	2,463
7.143%, 02/23/2030		811	791
Nigeria Government International Bond MTN
7.625%, 11/28/2047 (A)		1,686	1,613
6.500%, 11/28/2027 (A)		4,082	3,927
6.500%, 11/28/2027 (D)		3,470	3,339

			19,415

Oman — 1.3%
Oman Government International Bond
6.750%, 01/17/2048 (A)		1,164	1,132
6.750%, 01/17/2048		3,119	3,034
6.500%, 03/08/2047 (A)		2,100	1,995
6.500%, 03/08/2047		1,556	1,478
5.625%, 01/17/2028 (A)		1,076	1,057

56	SEI Institutional International Trust / Annual Report / September 30, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.625%, 01/17/2028		$6,824	$6,705
5.375%, 03/08/2027 (A)		690	670
4.750%, 06/15/2026 (A)		237	225
4.125%, 01/17/2023 (A)		555	541
3.875%, 03/08/2022		1,066	1,040
3.625%, 06/15/2021 (D)		1,326	1,296
Oztel Holdings SPC
6.625%, 04/24/2028 (A)		1,237	1,239

			20,412

Pakistan — 0.2%
Pakistan Government International Bond
8.250%, 09/30/2025 (D)		1,000	1,041
8.250%, 09/30/2025 (A)		714	743
7.875%, 03/31/2036		200	187
6.875%, 12/05/2027 (A)		1,438	1,364
6.875%, 12/05/2027		526	499

			3,834

Panama — 0.1%
Republic of Panama
9.375%, 04/01/2029		630	893
8.125%, 04/28/2034		478	639

			1,532

Papua New Guinea — 0.1%
Papua New Guinea Government International Bond
8.375%, 10/04/2028 (A)		1,287	1,303
8.375%, 10/04/2028		1,046	1,059

			2,362

Paraguay — 0.1%
Paraguay Government International Bond
6.100%, 08/11/2044		1,010	1,055
6.100%, 08/11/2044 (A)		221	231
5.600%, 03/13/2048		241	240
Telefonica Celular del Paraguay
6.750%, 12/13/2022		200	204
6.750%, 12/13/2022		200	204

			1,934

Peru — 1.1%
Abengoa Transmision Sur
6.875%, 04/30/2043 (A)		273	302
Fondo MIVIVIENDA
7.000%, 02/14/2024 (A)	PEN	3,704	1,208
Kallpa Generacion
4.125%, 08/16/2027 (A)		$723	669
Peru LNG Srl
5.375%, 03/22/2030 (A)		754	751
Petroleos del Peru
5.625%, 06/19/2047 (A)		366	364
4.750%, 06/19/2032 (A)		613	594

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Republic of Peru
8.200%, 08/12/2026	PEN	8,849	$3,168
6.950%, 08/12/2031		4,795	1,587
6.950%, 08/12/2031		2,240	741
6.900%, 08/12/2037		2,094	674
6.900%, 08/12/2037		1,343	432
6.850%, 02/12/2042		613	195
6.350%, 08/12/2028		1,570	501
6.350%, 08/12/2028 (A)		1,465	467
6.350%, 08/12/2028		346	110
6.150%, 08/12/2032 (A)		7,495	2,313
5.700%, 08/12/2024 (A)		4,932	1,560
3.750%, 03/01/2030	EUR	1,463	2,025

			17,661

Philippines — 0.0%
Republic of Philippines
3.900%, 11/26/2022	PHP	45,000	779

Poland — 2.4%
Republic of Poland Government Bond
4.000%, 10/25/2023	PLN	476	138
3.250%, 07/25/2025		13,521	3,736
2.750%, 08/25/2023		6,642	2,014
2.750%, 04/25/2028		34,047	8,870
2.500%, 01/25/2023		16,804	4,572
2.500%, 07/25/2026		17,501	4,544
2.250%, 04/25/2022		10,212	2,778
2.000%, 04/25/2021		912	249
1.750%, 07/25/2021		14,130	3,822
1.554%, 07/25/2020 (B)		11,300	2,981
0.927%, 10/25/2018 (B)		11,574	3,136
Republic of Poland Government Bond, Ser 0922
5.750%, 09/23/2022		2,096	643

			37,483

Qatar — 0.2%
Ooredoo International Finance MTN
3.750%, 06/22/2026		$750	714
Qatar Government International Bond
5.103%, 04/23/2048		1,003	1,043
4.500%, 04/23/2028		1,526	1,571

			3,328

Romania — 0.9%
Romanian Government International Bond
5.800%, 07/26/2027	RON	14,080	3,753
4.250%, 06/28/2023		16,055	3,978
3.500%, 12/19/2022		1,220	295
3.400%, 03/08/2022		9,000	2,181
3.250%, 04/29/2024		3,720	872

SEI Institutional International Trust / Annual Report / September 30, 2018	57

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Romanian Government International Bond MTN
3.875%, 10/29/2035	EUR	1,430	$1,682
2.500%, 02/08/2030		935	1,033

			13,794

Russia — 3.7%
Credit Bank of Moscow Via CBOM Finance
5.875%, 11/07/2021 (A)		$1,116	1,081
GTH Finance BV
7.250%, 04/26/2023		406	422
6.250%, 04/26/2020		580	589
GTLK Europe DAC
5.950%, 07/19/2021		470	460
Petropavlovsk
8.125%, 11/14/2022 (A)		730	547
Ritekro (E)
10.490%, 11/07/2022 (B)		914	675
Rusal Capital DAC
5.125%, 02/02/2022		860	559
Russian Federal Bond - OFZ
8.500%, 09/17/2031	RUB	43,633	667
8.150%, 02/03/2027		699,720	10,544
7.750%, 09/16/2026		325,541	4,802
7.700%, 03/23/2033		98	1
7.600%, 07/20/2022		46,640	704
7.050%, 01/19/2028		1,121,118	15,680
7.000%, 08/16/2023		300,364	4,404
6.961%, 11/24/2021		22,770	339
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		$595	656
5.875%, 09/16/2043		2,200	2,380
5.625%, 04/04/2042		800	841
5.250%, 06/23/2047		3,200	3,066
4.750%, 05/27/2026		2,600	2,596
4.250%, 06/23/2027		1,000	959
Sberbank of Russia Via SB Capital
5.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.023%, 02/26/2024 (A)(D)		2,292	2,281
SCF Capital Designated Activity
5.375%, 06/16/2023 (A)		729	705
VEON Holdings BV
7.504%, 03/01/2022		290	310
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020		1,310	1,316
6.800%, 11/22/2025		580	568
6.800%, 11/22/2025 (A)		150	147

			57,299

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Saudi Arabia — 0.1%
Saudi Government International Bond MTN
4.500%, 04/17/2030		$1,811	$1,819

Senegal — 0.5%
Senegal Government International Bond
6.750%, 03/13/2048 (D)		3,774	3,374
6.250%, 05/23/2033		2,400	2,235
6.250%, 05/23/2033 (A)		910	848
4.750%, 03/13/2028	EUR	1,383	1,551

			8,008

Serbia — 0.6%
Republic of Serbia
7.250%, 09/28/2021		$8,125	8,845
7.250%, 09/28/2021 (A)		200	218
4.875%, 02/25/2020		200	203

			9,266

South Africa — 6.2%
Eskom Holdings SOC
7.125%, 02/11/2025		2,583	2,480
7.125%, 02/11/2025 (A)		951	913
5.750%, 01/26/2021		1,883	1,831
Eskom Holdings SOC MTN
7.500%, 09/15/2033	ZAR	35,200	1,858
6.750%, 08/06/2023		$2,344	2,251
6.350%, 08/10/2028 (A)		322	321
Republic of South Africa
10.500%, 12/21/2026	ZAR	253,336	19,390
9.000%, 01/31/2040		100,359	6,526
8.875%, 02/28/2035		62,275	4,095
8.750%, 01/31/2044		59,952	3,773
8.750%, 02/28/2048		152,507	9,582
8.500%, 01/31/2037		42,699	2,681
8.250%, 03/31/2032		56,921	3,617
8.000%, 01/31/2030		80,170	5,116
7.250%, 01/15/2020		20,500	1,442
7.000%, 02/28/2031		114,021	6,606
6.500%, 02/28/2041		39,901	1,965
6.300%, 06/22/2048		$320	310
6.250%, 03/31/2036	ZAR	200,387	10,086
5.875%, 09/16/2025 (D)		$911	926
5.875%, 06/22/2030		1,402	1,394
5.650%, 09/27/2047		1,616	1,474
4.875%, 04/14/2026		3,200	3,050
4.850%, 09/27/2027		2,950	2,775
4.300%, 10/12/2028		1,396	1,252
SASOL Financing USA
6.500%, 09/27/2028		687	696
5.875%, 03/27/2024		442	450

58	SEI Institutional International Trust / Annual Report / September 30, 2018

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Transnet SOC MTN
9.500%, 05/13/2021 (A)	ZAR	13,360	$921

			97,781

South Korea — 0.1%
Korea Housing Finance
3.000%, 10/31/2022 (A)		$908	880

Sri Lanka — 1.2%
Republic of Sri Lanka
6.825%, 07/18/2026 (A)		909	892
6.250%, 07/27/2021		853	854
6.200%, 05/11/2027		1,093	1,025
5.875%, 07/25/2022 (A)		1,755	1,724
Sri Lanka Government International Bond
11.750%, 06/15/2027	LKR	236,000	1,438
11.500%, 12/15/2021		200,000	1,220
11.500%, 08/01/2026		6,000	36
6.850%, 11/03/2025		$1,669	1,647
6.825%, 07/18/2026		500	491
6.750%, 04/18/2028		2,140	2,065
6.750%, 04/18/2028 (A)		3,756	3,624
6.250%, 07/27/2021 (D)		981	983
5.875%, 07/25/2022		989	972
5.750%, 04/18/2023 (A)		1,077	1,048

			18,019

Supra-National — 0.4%
Banque Ouest Africaine de Developpement
5.000%, 07/27/2027 (A)		865	833
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	9,200	645
7.200%, 07/09/2019	IDR	31,560,000	2,082
Inter-American Development Bank MTN
7.875%, 03/14/2023		50,880,000	3,344

			6,904

Thailand — 1.6%
Bank of Thailand Bill (B)
1.458%, 03/14/2019	THB	24,500	753
1.456%, 02/28/2019		48,785	1,500
1.422%, 12/06/2018		46,365	1,430
1.266%, 12/06/2018		61,000	1,882
1.256%, 11/29/2018		45,215	1,395
1.171%, 10/04/2018		58,180	1,799
PTTEP Treasury Center
4.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.177%, 12/18/2166 (A)		$652	653
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	115
4.875%, 06/22/2029		22,000	798
3.875%, 06/13/2019		68,000	2,134
3.775%, 06/25/2032		17,000	561

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.650%, 06/20/2031	THB	84,500	$2,774
3.625%, 06/16/2023		55,000	1,799
3.400%, 06/17/2036		94,500	2,976
2.875%, 12/17/2028		17,000	528
2.875%, 06/17/2046		3,431	98
2.550%, 06/26/2020		40,000	1,250
2.125%, 12/17/2026		15,000	445
1.875%, 06/17/2022		57,000	1,740

			24,630

Tunisia — 0.3%
Banque Centrale de Tunisie International Bond
5.750%, 01/30/2025		$2,482	2,184
5.625%, 02/17/2024	EUR	1,850	2,100

			4,284

Turkey — 4.9%
Export Credit Bank of Turkey
6.125%, 05/03/2024 (A)		$547	490
5.875%, 04/24/2019 (A)		200	197
5.375%, 10/24/2023 (A)		1,033	914
5.000%, 09/23/2021 (A)		538	494
Export Credit Bank of Turkey MTN
5.375%, 02/08/2021 (A)		896	842
Hazine Mustesarligi Varlik Kiralama
5.004%, 04/06/2023		1,221	1,143
KOC Holding
5.250%, 03/15/2023		2,300	2,155
Republic of Turkey
7.375%, 02/05/2025		4,106	4,146
6.875%, 03/17/2036		1,020	928
6.000%, 01/14/2041		3,548	2,922
5.750%, 03/22/2024		333	313
5.125%, 03/25/2022		573	544
4.875%, 10/09/2026		2,502	2,143
4.875%, 04/16/2043		1,030	751
4.250%, 04/14/2026		1,028	861
TC Ziraat Bankasi
4.250%, 07/03/2019 (A)		940	909
TC Ziraat Bankasi MTN
5.125%, 05/03/2022 (A)		1,063	929
5.125%, 09/29/2023 (A)		655	558
4.750%, 04/29/2021 (A)		561	501
Turk Telekomunikasyon
4.875%, 06/19/2024		1,750	1,527
Turkey Government Bond
16.200%, 06/14/2023	TRY	10,635	1,536
12.400%, 03/08/2028		7,087	920
12.200%, 01/18/2023		34,983	4,324
11.000%, 03/02/2022		34,649	4,262
11.000%, 02/24/2027		17,861	2,075
10.700%, 02/17/2021		6,560	830

SEI Institutional International Trust / Annual Report / September 30, 2018	59

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Markets Debt Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
10.700%, 08/17/2022	TRY	26,936	$3,195
10.600%, 02/11/2026		13,409	1,527
10.500%, 08/11/2027		73,346	8,461
10.400%, 03/20/2024		2,250	272
9.500%, 01/12/2022		13,693	1,634
9.400%, 07/08/2020		22,531	2,963
9.200%, 09/22/2021		9,387	1,142
9.000%, 07/24/2024		9,803	1,186
8.500%, 09/14/2022		4,534	488
7.400%, 02/05/2020		10,971	1,491
7.100%, 03/08/2023		17,230	1,775
7.000%, 06/05/2020		$665	672
3.000%, 08/02/2023	TRY	8,631	1,409
Turkey Government International Bond
7.000%, 03/11/2019		$784	788
6.125%, 10/24/2028		3,113	2,804
5.750%, 05/11/2047		1,386	1,080
5.125%, 02/17/2028		5,184	4,406
Turkiye Garanti Bankasi
6.125%, VAR USD Swap Semi 30/360 5 Year Curr+4.220%, 05/24/2027 (A)		1,170	977
Turkiye Is Bankasi MTN
6.125%, 04/25/2024		1,080	894
Turkiye Vakiflar Bankasi TAO MTN
5.750%, 01/30/2023		324	277
Yapi ve Kredi Bankasi MTN
6.100%, 03/16/2023		1,225	1,078
5.850%, 06/21/2024 (A)		429	368

			76,101

Ukraine — 2.2%
Metinvest BV
7.750%, 04/23/2023 (A)		607	582
Ukraine Government International Bond
7.750%, 09/01/2020 (A)		477	481
7.750%, 09/01/2021 (A)		2,950	2,972
7.750%, 09/01/2022 (A)		262	261
7.750%, 09/01/2023 (A)		1,023	1,004
7.750%, 09/01/2024		1,283	1,243
7.750%, 09/01/2025 (A)		2,785	2,649
7.750%, 09/01/2026		2,175	2,042
7.750%, 09/01/2026 (A)		3,174	2,981
7.750%, 09/01/2027 (D)		3,723	3,458
7.750%, 09/01/2027 (A)		2,888	2,682
7.375%, 09/25/2032 (A)		7,159	6,216
2.966%, 05/31/2040 (F)		975	512
2.868%, 05/31/2040 (A)(F)		9,386	4,926
Ukreximbank Via Biz Finance
9.625%, 04/27/2022 (A)		1,711	1,741

			33,750

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
United Arab Emirates — 0.2%
Abu Dhabi Crude Oil Pipeline
4.600%, 11/02/2047 (A)		$1,248	$1,215
4.600%, 11/02/2047		330	321
3.650%, 11/02/2029 (A)		1,247	1,182
MAF Global Securities
5.500%, VAR USD Swap Semi 30/360 5 Year Curr+3.476%, 12/29/2049		870	829

			3,547

United Kingdom — 0.0%
MARB BondCo
6.875%, 01/19/2025 (A)		269	250
Vedanta Resources
6.375%, 07/30/2022 (A)		216	208
6.125%, 08/09/2024 (A)		301	280

			738

Uruguay — 0.9%
Republic of Uruguay
9.875%, 06/20/2022 (A)	UYU	31,830	951
8.500%, 03/15/2028 (A)		65,160	1,709
7.625%, 03/21/2036		$4,950	6,678
5.100%, 06/18/2050		1,264	1,289
4.125%, 11/20/2045		346	321
Uruguay Government International Bond
9.875%, 06/20/2022	UYU	8,520	255
4.375%, 10/27/2027		$2,237	2,278
Uruguay Monetary Regulation Bill
10.132%, 02/08/2019 (B)	UYU	17,100	498

			13,979

Venezuela — 0.7%
Petroleos de Venezuela
9.750%, 05/17/2035 (D)(G)		$1,000	235
9.000%, 11/17/2021 (D)(G)		4,300	989
6.000%, 05/16/2024 (G)(H)		8,092	1,770
6.000%, 05/16/2024 (G)		7,785	1,702
6.000%, 11/15/2026 (G)(H)		10,066	2,164
5.500%, 04/12/2037 (G)		740	163
5.375%, 04/12/2027 (G)		4,364	945
Republic of Venezuela
9.250%, 09/15/2027 (G)		2,300	625
8.250%, 10/13/2024 (G)		2,160	576
7.750%, 10/13/2019 (G)		6,270	1,641

			10,810

Zambia — 0.3%
Republic of Zambia
8.970%, 07/30/2027		4,401	3,125
8.500%, 04/14/2024 (A)		1,254	894
5.375%, 09/20/2022 (A)		105	73

60	SEI Institutional International Trust / Annual Report / September 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Zambia Government International Bond
5.375%, 09/20/2022 (D)	$642	$448

		4,540

Total Global Bonds (Cost $1,544,900) ($ Thousands)		1,417,152

U.S. TREASURY OBLIGATION — 1.4%
U.S. Treasury Bill
2.221%, 02/07/2019 (B)	21,863	21,686

Total U.S. Treasury Obligation (Cost $21,691) ($ Thousands)		21,686

	Shares

AFFILIATED PARTNERSHIP — 2.0%
SEI Liquidity Fund, L.P.
2.170% **†(I)	30,589,075	30,585

Total Affiliated Partnership (Cost $30,589) ($ Thousands)		30,585

Total Investments in Securities — 93.9% (Cost $1,597,180) ($ Thousands)		$1,469,423

A list of the open futures contracts held by the Fund at September 30, 2018, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro-Bund	(223)	Dec-2018	$(41,682)	$(41,129)	$445
Euro-Bund	(48)	Dec-2018	(8,959)	(8,853)	91
Euro-Buxl 30 Year Bond	(27)	Dec-2018	(5,555)	(5,467)	74
JSE Bond Future R2035	799	Nov-2018	5,261	5,336	8
JSE Bond Future R2040	930	Nov-2018	6,135	6,192	(19)
JSE Bond Future R209	(70)	Nov-2018	(380)	(355)	6
U.S. 5-Year Treasury Note	59	Dec-2018	6,689	6,636	(53)
U.S. 10-Year Treasury Note	215	Dec-2018	25,833	25,538	(295)
U.S. Ultra Long Treasury Bond	12	Dec-2018	1,916	1,851	(65)

			$(10,742)	$(10,251)	$192

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/02/18	USD	1,757	BRL	7,258	$61
Citigroup	12/11/18	USD	2,157	BRL	9,066	101
Citigroup	10/02/18	USD	5,140	BRL	19,902	(156)

SEI Institutional International Trust / Annual Report / September 30, 2018	61

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/02/18	BRL	10,838	USD	2,859	$145
Citigroup	10/02/18 - 12/04/18	BRL	44,337	USD	10,698	(366)
Citigroup	10/02/18 - 11/27/18	ARS	207,378	USD	6,192	1,259
Citigroup	10/02/18	ARS	26,218	USD	639	(4)
Citigroup	10/03/18 - 12/19/18	USD	12,709	PLN	47,212	123
Citigroup	11/09/18	USD	4,030	PLN	14,686	(42)
Citigroup	10/03/18 - 01/15/19	EUR	26,487	PLN	114,526	171
Citigroup	10/03/18 - 11/05/18	USD	1,159	EUR	999	3
Citigroup	10/03/18 - 12/19/18	USD	42,938	EUR	36,460	(463)
Citigroup	10/03/18 - 12/19/18	EUR	44,149	USD	51,899	500
Citigroup	10/03/18 - 12/05/18	EUR	17,701	USD	20,557	(98)
Citigroup	10/03/18	PLN	102,852	EUR	23,883	(161)
Citigroup	10/05/18 - 04/03/19	USD	7,226	MXN	144,288	290
Citigroup	10/05/18 - 12/19/18	USD	12,180	CLP	8,144,910	178
Citigroup	10/05/18 - 04/03/19	MXN	206,598	USD	10,765	(153)
Citigroup	10/11/18	ZAR	9,392	USD	711	47
Citigroup	10/09/18 - 12/19/18	ZAR	138,149	USD	9,301	(409)
Citigroup	10/10/18 - 12/19/18	USD	22,641	THB	741,976	361
Citigroup	12/19/18	USD	7,976	THB	240,529	(516)
Citigroup	10/11/18 - 12/19/18	USD	4,234	ZAR	62,997	187
Citigroup	10/11/18 - 03/01/19	RON	39,064	EUR	8,249	(59)
Citigroup	10/19/18	USD	3,331	CZK	73,706	(8)
Citigroup	10/23/18 - 11/23/18	USD	6,482	ARS	247,389	(719)
Citigroup	10/25/18	USD	11,519	COP	33,594,778	(199)
Citigroup	10/26/18	IDR	11,461,146	USD	767	–
Citigroup	10/29/18	USD	3,058	TWD	93,600	22
Citigroup	10/29/18	EUR	3,790	HUF	1,229,786	16
Citigroup	11/05/18	THB	104,700	USD	3,207	(35)
Citigroup	11/06/18 - 12/19/18	USD	24,987	RUB	1,740,524	1,435
Citigroup	11/09/18	USD	1,220	RON	4,829	(16)
Citigroup	11/09/18	USD	6,146	KRW	6,859,300	42
Citigroup	11/16/18	KRW	3,312,376	USD	2,927	(61)
Citigroup	12/19/18	GBP	3,250	USD	4,249	(4)
Citigroup	12/19/18	PLN	3,355	USD	912	(1)
Citigroup	12/19/18	USD	4,533	GBP	3,440	(31)
Citigroup	12/19/18	USD	5,165	PEN	17,170	27
Citigroup	12/19/18	USD	7,627	TRY	51,640	544
Citigroup	12/19/18	EUR	8,581	CZK	219,070	(110)
Citigroup	12/19/18	USD	10,819	SGD	14,819	50
Citigroup	12/19/18	ILS	32,358	USD	8,858	(99)
Citigroup	12/19/18	RUB	394,760	USD	5,619	(361)
Citigroup	12/19/18 - 01/09/19	TWD	563,066	USD	18,524	(105)
Citigroup	12/19/18	PHP	1,112,578	USD	20,403	(63)
Citigroup	01/23/19	HUF	94,994	EUR	292	(2)
Citigroup	03/01/19 - 03/07/19	EUR	8,381	RON	40,358	180
Goldman Sachs	12/04/18 - 01/15/19	USD	11,849	BRL	48,411	186
Goldman Sachs	10/02/18	USD	3,305	BRL	12,662	(134)
Goldman Sachs	10/02/18	BRL	670	USD	179	11
Goldman Sachs	10/02/18 - 01/15/19	BRL	66,146	USD	16,093	(419)
Goldman Sachs	10/03/18	EUR	2,693	USD	3,154	26
Goldman Sachs	10/03/18 - 12/19/18	USD	11,308	EUR	9,537	(175)
Goldman Sachs	10/03/18	EUR	19,536	PLN	84,318	182

62	SEI Institutional International Trust / Annual Report / September 30, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	10/03/18	PLN	23,376	EUR	5,402	$(67)
Goldman Sachs	10/09/18	CNY	19,622	USD	2,860	9
Goldman Sachs	10/10/18 - 11/23/18	ARS	220,341	USD	5,276	144
Goldman Sachs	10/11/18 - 03/07/19	EUR	1,361	RON	6,401	5
Goldman Sachs	10/11/18	RON	12,224	EUR	2,620	(2)
Goldman Sachs	10/11/18 - 12/19/18	USD	13,362	ZAR	202,430	853
Goldman Sachs	10/11/18	USD	2,660	ZAR	35,511	(154)
Goldman Sachs	10/11/18	ZAR	10,021	USD	744	36
Goldman Sachs	10/11/18 - 12/19/18	ZAR	74,952	USD	5,041	(239)
Goldman Sachs	10/15/18	PHP	149,820	USD	2,760	(11)
Goldman Sachs	10/18/18	MYR	2,437	USD	600	11
Goldman Sachs	10/24/18	USD	969	ARS	29,609	(266)
Goldman Sachs	10/25/18 - 12/19/18	COP	52,961,403	USD	17,259	(565)
Goldman Sachs	10/29/18	EUR	373	HUF	120,529	–
Goldman Sachs	10/29/18 - 01/23/19	HUF	1,970,446	EUR	6,058	(42)
Goldman Sachs	11/06/18	USD	4,549	RUB	309,117	156
Goldman Sachs	11/06/18	RUB	45,754	USD	693	(4)
Goldman Sachs	11/09/18 - 12/19/18	KRW	16,602,812	USD	14,850	(134)
Goldman Sachs	11/19/18	USD	6,986	CLP	4,614,925	19
Goldman Sachs	11/29/18 - 04/03/19	MXN	406,452	USD	21,155	(308)
Goldman Sachs	12/19/18	USD	1,962	PEN	6,536	15
Goldman Sachs	12/05/18	USD	627	PEN	2,073	–
Goldman Sachs	12/07/18	TRY	14,127	USD	2,092	(161)
Goldman Sachs	12/07/18 - 12/19/18	USD	16,027	TRY	105,870	782
Goldman Sachs	12/19/18	USD	1,273	IDR	19,885,630	44
Goldman Sachs	12/19/18	USD	3,976	COP	12,336,170	175
Goldman Sachs	12/20/18	EUR	5,724	CZK	152,011	193
Goldman Sachs	12/19/18	EUR	11,085	CZK	283,225	(133)
Goldman Sachs	12/19/18	USD	28,045	PLN	104,158	277
Goldman Sachs	12/19/18	RON	53,650	USD	13,388	21
Goldman Sachs	12/19/18	CZK	96,258	USD	4,364	4
Goldman Sachs	12/19/18	CZK	64,371	EUR	2,519	30
Goldman Sachs	12/20/18	CZK	165,445	EUR	6,354	(65)
Goldman Sachs	12/19/18	INR	359,390	USD	4,866	(27)
Goldman Sachs	12/19/18	IDR	36,312,240	USD	2,398	(7)
Goldman Sachs	01/16/19	USD	3,610	EGP	68,960	138
Goldman Sachs	01/16/19	EGP	68,960	USD	3,666	(83)
Goldman Sachs	01/31/19	USD	1,579	KZT	564,909	(62)
Goldman Sachs	04/03/19	USD	480	MXN	9,228	–
JPMorgan Chase Bank	10/02/18	USD	354	BRL	1,388	(6)
JPMorgan Chase Bank	10/02/18	USD	6,076	BRL	24,974	177
JPMorgan Chase Bank	11/05/18	BRL	10,810	USD	2,705	5
JPMorgan Chase Bank	10/02/18 - 12/04/18	BRL	83,994	USD	20,152	(826)
JPMorgan Chase Bank	10/03/18	EUR	508	PLN	2,186	4
JPMorgan Chase Bank	10/03/18	PLN	997	EUR	232	(1)
JPMorgan Chase Bank	10/03/18 - 11/09/18	EUR	7,260	USD	8,516	61
JPMorgan Chase Bank	11/09/18	EUR	21,672	USD	25,176	(71)
JPMorgan Chase Bank	11/09/18	USD	0	EUR	0	–
JPMorgan Chase Bank	10/03/18 - 11/09/18	USD	32,167	EUR	27,509	(212)
JPMorgan Chase Bank	10/04/18	USD	4,207	INR	306,236	16

SEI Institutional International Trust / Annual Report / September 30, 2018	63

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/04/18	INR	306,207	USD	4,298	$75
JPMorgan Chase Bank	10/05/18	USD	3,029	CLP	2,007,968	16
JPMorgan Chase Bank	10/05/18	USD	2,681	CLP	1,767,622	(1)
JPMorgan Chase Bank	10/05/18 - 04/03/19	MXN	263,277	USD	13,321	(443)
JPMorgan Chase Bank	10/09/18	USD	2,857	CNY	19,622	(5)
JPMorgan Chase Bank	10/11/18	ZAR	50,011	USD	3,682	152
JPMorgan Chase Bank	10/09/18 - 10/11/18	ZAR	113,019	USD	7,513	(465)
JPMorgan Chase Bank	10/10/18 - 10/23/18	USD	3,319	ARS	102,356	(858)
JPMorgan Chase Bank	10/12/18 - 10/25/18	USD	8,815	COP	26,705,001	182
JPMorgan Chase Bank	10/16/18 - 11/05/18	USD	7,091	THB	234,451	168
JPMorgan Chase Bank	11/05/18	USD	398	THB	12,856	(1)
JPMorgan Chase Bank	10/16/18 - 11/05/18	THB	129,273	USD	3,906	(95)
JPMorgan Chase Bank	12/19/18	USD	2,284	CZK	53,938	159
JPMorgan Chase Bank	10/19/18	USD	3,754	CZK	82,804	(20)
JPMorgan Chase Bank	10/19/18 - 04/03/19	USD	22,321	MXN	428,761	362
JPMorgan Chase Bank	04/03/19	USD	2,387	MXN	45,502	(21)
JPMorgan Chase Bank	10/25/18	COP	4,523,035	USD	1,472	(52)
JPMorgan Chase Bank	10/26/18	IDR	54,316,914	USD	3,634	1
JPMorgan Chase Bank	10/26/18	IDR	8,549,557	USD	571	(1)
JPMorgan Chase Bank	10/29/18	EUR	1,576	HUF	509,807	1
JPMorgan Chase Bank	10/31/18 - 12/07/18	TRY	91,621	USD	13,129	(1,497)
JPMorgan Chase Bank	10/31/18	RUB	263,477	USD	3,955	(57)
JPMorgan Chase Bank	11/05/18	EUR	1,479	USD	1,744	22
JPMorgan Chase Bank	11/06/18	USD	4,464	RUB	304,337	168
JPMorgan Chase Bank	11/09/18	USD	456	PLN	1,660	(5)
JPMorgan Chase Bank	11/09/18	USD	2,399	RON	9,508	(30)
JPMorgan Chase Bank	11/09/18	CNY	19,622	USD	2,852	3
JPMorgan Chase Bank	11/13/18	USD	3,003	SGD	4,100	2
JPMorgan Chase Bank	11/13/18	SGD	4,113	USD	3,014	(1)
JPMorgan Chase Bank	11/20/18	ARS	84,427	USD	2,011	71
JPMorgan Chase Bank	11/23/18	ARS	21,118	USD	494	10
JPMorgan Chase Bank	12/04/18	USD	497	IDR	7,591,980	7
JPMorgan Chase Bank	12/04/18	USD	242	IDR	3,642,237	–
JPMorgan Chase Bank	12/04/18	IDR	589,523	USD	39	(1)
JPMorgan Chase Bank	12/04/18	KRW	3,191,178	USD	2,865	(15)
JPMorgan Chase Bank	12/05/18	USD	3,293	PEN	10,971	26
JPMorgan Chase Bank	12/19/18	EUR	7,585	CZK	200,890	230
JPMorgan Chase Bank	12/19/18	TWD	191,740	USD	6,252	(85)
JPMorgan Chase Bank	12/19/18	INR	359,390	USD	4,925	32
JPMorgan Chase Bank	12/20/18	EUR	252	CZK	6,586	4
JPMorgan Chase Bank	12/20/18	EUR	2,436	CZK	62,333	(25)
JPMorgan Chase Bank	03/07/19	RON	13,500	EUR	2,821	(38)
Standard Bank	10/02/18 - 12/04/18	MYR	63,396	USD	15,536	211
Standard Bank	12/03/18	MYR	12,200	USD	2,944	(7)
Standard Bank	10/02/18	TWD	371,326	USD	12,186	25
Standard Bank	10/29/18	TWD	91,294	USD	2,998	(6)
Standard Bank	10/23/18	USD	674	MYR	2,800	3
Standard Bank	10/31/18	USD	818	IDR	12,274,200	3
Standard Bank	12/19/18	USD	5,375	IDR	80,652,870	(32)
Standard Bank	12/04/18	IDR	5,285,166	USD	355	4

64	SEI Institutional International Trust / Annual Report / September 30, 2018

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Standard Bank	12/19/18	USD	3,356	COP	10,406,190	$146
Standard Bank	12/19/18	USD	9,996	SGD	13,690	44
Standard Bank	12/19/18	KRW	6,381,220	USD	5,674	(88)
State Street	10/02/18	USD	4,564	BRL	17,888	(84)
State Street	10/02/18	BRL	9,406	USD	2,408	52
State Street	10/03/18	EUR	18,750	USD	21,753	(26)
State Street	04/03/19	USD	3,052	MXN	63,544	251
State Street	04/03/19	MXN	29,392	USD	1,409	(118)

						$(740)

A list of the open OTC swap agreements held by the Fund at September 30, 2018, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	0.845%	6-MONTH HUF - BUBOR	Semi-Annually	10/10/2019	HUF	3,000,000	$(119)	$–	$(119)
Goldman Sachs	1-DAY BRL - CETIP	9.73%	Annually	01/02/2020	BRL	4,194	19	–	19
JPMorgan Chase	1-DAY BRL - CETIP	9.61%	Annually	01/02/2020	BRL	3,480	44	–	44
JPMorgan Chase	1-DAY BRL - CETIP	9.07%	Annually	01/02/2020	BRL	5,738	73	–	73
JPMorgan Chase	1-DAY BRL - CETIP	11.46%	Annually	01/02/2020	BRL	3,649	39	–	39
Goldman Sachs	0.52%	3-MONTH HUF - BUBOR	Annually	01/18/2020	HUF	9,000,000	(109)	–	(109)
Goldman Sachs	3-MONTH MosPrime - RUB	6.78%	Annually	02/22/2020	RUB	1,080,956	(396)	–	(396)
Goldman Sachs	0.585%	6-MONTH CZK - PRIBOR	Semi-Annually	03/13/2020	CZK	25,000	21	–	21
Goldman Sachs	3-MONTH MosPrime - RUB	6.53%	Annually	03/27/2020	RUB	1,400,000	(573)	–	(573)
JPMorgan Chase	0.6925%	6-MONTH HUF - BUBOR	Semi-Annually	04/20/2020	HUF	1,750,000	(2)	–	(2)
JPMorgan Chase	1-DAY COP - COLIBR	5.43%	Annually	07/17/2020	COP	13,194,199	9	–	9
Goldman Sachs	1-DAY BRL - CETIP	12.725%	Annually	01/04/2021	BRL	10,608	260	–	260
JPMorgan Chase	1-DAY BRL - CETIP	10.89%	Annually	01/04/2021	BRL	170	1	–	1
JPMorgan Chase	1-DAY BRL - CETIP	10.04%	Annually	01/04/2021	BRL	3,557	10	–	10
JPMorgan Chase	1-DAY BRL - CETIP	9.275%	Annually	01/04/2021	BRL	5,815	(9)	–	(9)
JPMorgan Chase	1-DAY BRL - CETIP	8.87%	Annually	01/04/2021	BRL	8,089	(31)	–	(31)
JPMorgan Chase	1-DAY BRL - CETIP	9.18%	Annually	01/04/2021	BRL	3,419	(7)	–	(7)
JPMorgan Chase	1-DAY BRL - CETIP	8.66%	Annually	01/04/2021	BRL	3,303	(16)	–	(16)
JPMorgan Chase	1-DAY BRL - CETIP	9.61%	Annually	01/04/2021	BRL	4,626	1	–	1
Goldman Sachs	28-DAY MXN - TIIE	5.37%	Monthly	03/17/2021	MXN	46,500	(146)	–	(146)
JPMorgan Chase	1.3775%	6-MONTH HUF - BUBOR	Semi-Annually	06/17/2021	HUF	654,998	(7)	–	(7)
JPMorgan Chase	6-MONTH PZL - WIBOR	2.42%	Annually	12/12/2021	PLN	3,300	23	–	23
Citibank	6-MONTH PZL - WIBOR	2.431%	Annually	12/14/2021	PLN	11,000	77	–	77
Goldman Sachs	6-MONTH HUF - BUBOR	1.265%	Semi-Annually	01/10/2022	HUF	1,537,322	18	–	18
Goldman Sachs	0.8725%	6-MONTH CZK - PRIBOR	Semi-Annually	03/09/2022	CZK	25,000	51	–	51
JPMorgan Chase	1-DAY CLP - CHILIBOR	3.430%	Semi-Annually	05/10/2022	CLP	420,527	(6)	–	(6)
JPMorgan Chase	0.955%	6-MONTH CZK - PRIBOR	Semi-Annually	05/17/2022	CZK	28,773	60	–	60
JPMorgan Chase	1-DAY CLP - CHILIBOR	3.410%	Semi-Annually	07/11/2022	CLP	900,000	(15)	–	(15)
Goldman Sachs	1-DAY COP - COLIBR	5.443%	Quarterly	09/07/2022	COP	2,205,023	4	–	4
Citibank	1.165%	6-MONTH CZK - PRIBOR	Semi-Annually	09/08/2022	CZK	43,406	90	–	90
Goldman Sachs	28-DAY MXN - TIIE	5.900%	Monthly	09/12/2022	MXN	75,956	(282)	–	(282)
JPMorgan Chase	1-DAY COP - COLIBR	5.30%	Quarterly	09/19/2022	COP	9,500,000	(7)	–	(7)
Goldman Sachs	6-MONTH HUF - BUBOR	0.8385%	Annually	09/21/2022	HUF	1,390,000	(199)	–	(199)
JPMorgan Chase	1-DAY COP - COLIBR	5.38%	Quarterly	09/25/2022	COP	5,391,885	(2)	–	(2)
Goldman Sachs	3-MONTH COP - COLIBR	5.23%	Quarterly	11/28/2022	COP	2,149,850	(3)	–	(3)
Goldman Sachs	1-DAY BRL - CETIP	11.985%	Annually	01/02/2023	BRL	3,000	36	–	36
Goldman Sachs	1-DAY BRL - CETIP	10.04%	Annually	01/03/2023	BRL	5,012	(16)	–	(16)
Goldman Sachs	1-DAY COP - COLIBR	5.595%	Quarterly	07/06/2023	COP	3,186,193	5	–	5

SEI Institutional International Trust / Annual Report / September 30, 2018	65

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Markets Debt Fund (Continued)

Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	28-DAY MXN - TIIE	6.355%	Monthly	05/21/2025	MXN	23,145	$(109)	$–	$(109)
Goldman Sachs	28-DAY MXN - TIIE	6.205%	Monthly	12/08/2025	MXN	16,624	(92)	–	(92)
Goldman Sachs	28-DAY MXN - TIIE	6.165%	Monthly	03/05/2026	MXN	47,200	(276)	–	(276)
JPMorgan Chase	28-DAY MXN - TIIE	6.13%	Monthly	06/18/2026	MXN	40,000	(248)	–	(248)
Goldman Sachs	28-DAY MXN - TIIE	6.381%	Monthly	09/16/2026	MXN	26,000	(145)	–	(145)
JPMorgan Chase	1-DAY CLP - CHILIBOR	3.45%	Semi-Annually	06/02/2027	CLP	937,139	(15)	–	(15)
Goldman Sachs	8.024%	3-MONTH ZAR - JIBAR	Quarterly	05/18/2028	ZAR	51,000	103	–	104

							$(1,886)	$–	$(1,885)

Credit Default Swap
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	Argentina	Sell	5.00%	Quarterly	06/20/2023	$(1,895)	$(48)	$148	$(196)

Cross Currency Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payment (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	3-MONTH USD - LIBOR	29.52%	Annually	03/11/2020	USD	$78,803	$265	$–	$265
JPMorgan Chase	22.94%	3-MONTH USD - LIBOR	Quarterly	03/11/2024	TRY	4,437	(273)	–	(273)

							$(8)	$–	$(8)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2018, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
0.5275%	3-MONTH HUF - BUBOR	Annually	02/05/2020	HUF	1,000,000	$(13)	$–	$(13)
2.439%	6-MONTH HUF - BUBOR	Semi-Annually	06/08/2028	HUF	220,205	39	–	39
2.379%	6-MONTH HUF - BUBOR	Semi-Annually	06/07/2028	HUF	279,795	54	–	54
3.061%	6-MONTH PZL - WIBOR	Semi-Annually	05/21/2028	PLN	6,500	(24)	–	(24)
1.94%	6-MONTH CZK - PRIBOR	Semi-Annually	02/26/2028	CZK	14,000	27	–	27
1.70%	6-MONTH HUF - BUBOR	Semi-Annually	01/22/2028	HUF	455,025	173	–	173
2.76%	6-MONTH PZL - WIBOR	Semi-Annually	07/03/2027	PLN	1,700	5	–	5
28-DAY MXN - TIIE	7.51%	Monthly	04/20/2027	MXN	8,110	(17)	–	(17)
28-DAY MXN - TIIE	7.915%	Monthly	01/22/2027	MXN	41,115	(27)	–	(27)
28-DAY MXN - TIIE	7.72%	Monthly	12/03/2026	MXN	8,000	(10)	–	(10)
28-DAY MXN - TIIE	7.815%	Monthly	02/20/2025	MXN	25,000	(12)	–	(12)
1-DAY BRL - CETIP	11.45%	Annually	01/02/2025	BRL	4,453	(2)	–	(2)
1-DAY BRL - CETIP	12.34%	Annually	01/02/2025	BRL	5,215	33	–	33
28-DAY MXN - TIIE	7.35%	Monthly	10/25/2024	MXN	22,000	(35)	–	(35)
28-DAY MXN - TIIE	7.605%	Monthly	03/07/2024	MXN	53,000	(42)	–	(42)
1.73%	6-MONTH CZK - PRIBOR	Semi-Annually	03/26/2023	CZK	19,260	25	–	25
1-DAY BRL - CETIP	11.475%	Annually	01/02/2023	BRL	3,524	12	–	12
1-DAY BRL - CETIP	10.9%	Annually	01/02/2023	BRL	10,996	(2)	–	(2)
1-DAY BRL - CETIP	9.255%	Annually	01/02/2023	BRL	2,368	(27)	–	(27)
28-DAY MXN - TIIE	6.71%	Monthly	07/07/2022	MXN	130,137	(267)	–	(267)
28-DAY MXN - TIIE	6.745%	Monthly	06/23/2022	MXN	26,758	(53)	–	(53)
28-DAY MXN - TIIE	7.575%	Monthly	01/28/2022	MXN	67,966	(31)	–	(31)
6-MONTH PZL - WIBOR	2.505%	Annually	01/10/2022	PLN	22,509	53	–	53
1-DAY BRL - CETIP	9.46%	Annually	01/03/2022	BRL	13,267	(69)	–	(69)

66	SEI Institutional International Trust / Annual Report / September 30, 2018

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH HUF - BUBOR	1.65%	Annually	09/10/2020	HUF	4,500,000	$16	$–	$16
3-MONTH PLN - WIBOR	2.024%	Annually	03/12/2020	PLN	120,000	44	–	44
2.70%	6-MONTH HUF - BUBOR	Semi-Annually	06/13/2028	HUF	453,115	43	–	43
3.043%	6-MONTH PZL - WIBOR	Semi-Annually	09/27/2028	PLN	3,000	(4)	–	(4)

						$(111)	$–	$(111)

For the year ended September 30, 2018 the total amount of all open swap agreements, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $1,565,000 ($ Thousands).

**	Rate shown is the 7-day effective yield as of September 30, 2018.

†	Investment in Affiliated Security (see Note 5).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $199,275 ($ Thousands), representing 12.7% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Step Bonds — Represents the current rate, the step rate, the step date and the final maturity date.

(D)

Certain securities or partial positions of certain securities are on loan at September 30, 2018 (see Note 9). The total market value of securities on loan at September 30, 2018 was $29,593 ($ Thousands).

(E)	Level 3 security in accordance with fair value hierarchy.

(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(G)	Security is in default on interest payment.

(H)	Securities considered illiquid. The total value of such securities as of September 30, 2018 was $3,934 ($ Thousands) and represented 0.2% of the Net Assets of the Fund.

(I)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2018 was $30,585 ($ Thousands).

ARS — Argentine Peso

BADLAR — Buenos Aires Deposits of Large Amount Rate

BRL — Brazilian Real

BROIS — Overnight Brazil CETIP Interbank Deposit

BUBOR — Budapest Interbank Offered Rate

CDI — Average One-Day Interbank Deposit Rate

CETIP — Central of Custody and Financial Settlement of Securities

CHILIBOR — Chile Interbank Offered Rate

Cl — Class

CLOIS — CLP Sinacofi Chile Interbank Rate Average

CLP — Chilean Peso

CNY — Chinese Yuan Onshore

COLIBR — Colombia Interbank Overnight Rate

COP — Colombian Peso

CZK — Czech Koruna

DOP — Dominican Peso

EGP — Egyptian Pound

EUR — Euro

GBP — British Pound Sterling

HUF — Hungarian Forint

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

ILS — Israeli New Sheckels

JIBAR — Johannesburg Interbank Agreed Rate

JSC — Joint-Stock Company

JSE — Johannesburg Stock Exchange

KRW — Korean Won

KZT — Kazakhstani Tenge

L.P. — Limited Partnership

LIBOR — London Interbank Offered Rate

LKR — Sri Lankan Rupee

MosPrime — Moscow Prime Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PLC — Public Limited Company

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RUB — Russian Ruble

Ser — Series

SGD — Singapore Dollar

THB — Thai Bhat

THE — Equilibrium Interbank Offered Rate

TRY — Turkish Lira

TWD — Taiwan Dollar

USD — United States Dollar

UYU — Uruguayan Peso

VAR — Variable Rate

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Global Bonds	$–	$1,416,477	$675	$1,417,152
U.S. Treasury Obligation	–	21,686	–	21,686
Affiliated Partnership	–	30,585	–	30,585

Total Investments in Securities	$–	$1,468,748	$675	$1,469,423

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$624	$–	$–	$624
Unrealized Depreciation	(432)	–	–	(432)
Forwards Contracts *
Unrealized Appreciation	–	11,752	–	11,752
Unrealized Depreciation	–	(12,492)	–	(12,492)
OTC Swaps
Interest Rate Swaps *
Unrealized Appreciation	–	944	–	944
Unrealized Depreciation	–	(2,829)	–	(2,829)

SEI Institutional International Trust / Annual Report / September 30, 2018	67

SCHEDULE OF INVESTMENTS

September 30, 2018

Emerging Markets Debt Fund (Concluded)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Credit Default Swaps *
Unrealized Depreciation	$—	$(196)	$—	$(196)
Cross Currency Swaps *
Unrealized Appreciation	—	265	—	265
Unrealized Depreciation	—	(273)	—	(273)
Centrally Cleared Swaps
Interest Rate Swaps *
Unrealized Appreciation	—	524	—	524
Unrealized Depreciation	—	(635)	—	(635)

Total Other Financial Instruments	$192	$(2,940)	$—	$(2,748)

(1) Of the $675 ($ Thousands) in Level 3 securities as of September 30, 2018, $675 ($ Thousands) or 0.04% as a percent of net assets are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. A reconciliation of Level 3 investments is presented when the Fund has significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended September 30, 2018 ($ Thousands):

Security Description	Value at 9/30/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 9/30/2018	Income
SEI Liquidity Fund, L.P.	$ 14,597	$ 104,814	$ (88,820)	$ —	$ (6)	$ 30,585	$ 111

Totals	$ 14,597	$ 104,814	$ (88,820)	$ —	$ (6)	$ 30,585	$ 111

The accompanying notes are an integral part of the financial statements.

68	SEI Institutional International Trust / Annual Report / September 30, 2018

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2018

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Assets:
Investments, at value †	$4,124,519*	$1,747,623*	$460,969	$1,438,838*
Affiliated investments, at value ††	402,694	79,629	–	30,585
Cash	80,824	32,929	14,188	89,320
Cash pledged as collateral for forward foreign currency contracts	–	–	960	4,800
Cash pledged as collateral for futures contracts	7,830	–	393	2,014
Cash pledged as collateral for swap contracts	–	–	–	1,289
Foreign currency, at value †††	956	–	691	10,783
Receivable for fund shares sold	2,729	2,655	367	1,110
Receivable for investment securities sold	12,184	8,284	230	20,961
Dividends and interest receivable	8,284	3,245	2,988	20,992
Unrealized gain on forward foreign currency contracts	–	–	4,228	11,752
Unrealized gain on foreign spot currency contracts	17	2	288	85
Due from broker	–	–	754	231
Swap contracts, at value ††††	–	–	–	1,209
Foreign tax reclaim receivable	8,750	144	–	–
Receivable for variation margin	434	–	234	21
Prepaid expenses	–	16	–	13
Total Assets	4,649,221	1,874,527	486,290	1,634,003
Liabilities:
Payable upon return on securities loaned	248,894	66,696	–	30,592
Payable for investment securities purchased	19,657	6,342	1,301	19,128
Payable for fund shares redeemed	2,941	2,989	176	1,044
Swap contracts, at value ††††	–	–	330	3,151
Foreign currency payable to custodian, at value †††	–	528	–	–
Payable for variation margin	1,033	–	96	362
Administration fees payable	1,053	632	177	553
Unrealized loss on foreign currency spot contracts	35	2	88	234
Unrealized loss on forward foreign currency contracts	–	–	1,905	12,492
Trustees fees payable	6	2	1	2
Chief compliance officer fees payable	5	2	1	2
Administrative servicing fees payable	4	–	–	–
Shareholder servicing fees payable	698	335	90	289
Investment advisory fees payable	1,793	1,501	118	760
Other payables	–	4	–	43
Accrued expense payable	476	518	96	351
Accrued foreign capital gains tax on appreciated securities	–	422	–	–
Total Liabilities	276,595	79,973	4,379	69,003
Net Assets	$4,372,626	$1,794,554	$481,911	$1,565,000
† Cost of investments	$3,711,214	$1,594,317	$472,509	$1,566,591
†† Cost of affiliated investments	402,709	79,629	–	30,589
††† Cost of foreign currency	955	(516)	688	10,880
†††† Cost (Premiums paid (received))	–	–	(80)	148
* Includes market value of securities on loan	237,782	61,593	–	29,593

SEI Institutional International Trust / Annual Report / September 30, 2018	69

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands) (Concluded)

September 30, 2018

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$3,927,775	$1,674,036	$496,157	$1,765,745
Undistributed (distributions in excess of) net investment income	48,291	1,589	(4,667)	(40,703)
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency contracts and swap contracts	(21,807)	(33,941)	283	(29,174)
Net unrealized appreciation (depreciation) on investments	413,290	153,306	(11,540)	(127,757)
Net unrealized appreciation on futures contracts	5,088	–	124	192
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(11)	(14)	1,670	(1,103)
Net unrealized depreciation on swap contracts	–	–	(116)	(2,200)
Accumulated foreign capital gains tax on appreciated securities	–	(422)	–	–
Net Assets	$4,372,626	$1,794,554	$481,911	$1,565,000
Net Asset Value, Offering and Redemption Price Per Share — Class F	$11.38	$11.47	$10.27	$9.30
	($4,024,987,529 ÷ 353,653,709 shares)	($1,668,959,903 ÷ 145,487,103 shares)	($438,907,628 ÷ 42,728,982 shares)	($1,451,127,749 ÷ 156,060,478 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$11.37	N/A	N/A	N/A
	($2,662,238 ÷ 234,081 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$11.39	$11.49	$10.29	$9.28
	($344,976,569 ÷ 30,294,056 shares)	($125,594,206 ÷ 10,934,847 shares)	($43,003,329 ÷ 4,180,703 shares)	($113,872,472 ÷ 12,270,971 shares)

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

70	SEI Institutional International Trust / Annual Report / September 30, 2018

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2018

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$110,759	$48,304	$–	$–
Dividends from affiliated investments(1)	1,797	157	–	–
Interest Income	2,577	626	7,819	103,140
Security lending income — net(1)(2)	1,844	1,048	–	111
Less: foreign taxes withheld	(11,712)	(5,029)	(18)	(1,056)
Total Investment Income	105,265	45,106	7,801	102,195
Expenses:
Investment advisory fees	21,836	20,597	1,396	13,477
Administration fees	12,821	8,435	2,094	7,066
Shareholder servicing fees — Class F	9,969	4,580	1,060	3,683
Shareholder servicing fees — Class I	7	–	–	–
Administrative servicing fees — Class I	7	–	–	–
Printing fees	484	207	49	168
Custodian/wire agent fees	420	887	96	514
Professional fees	210	43	23	71
Registration fees	101	39	11	51
Trustees’ fees	72	33	8	27
Chief compliance officer fees	15	7	2	5
Other expenses	208	102	124	152
Total Expenses	46,150	34,930	4,863	25,214
Less:
Waiver of investment advisory fees	–	(2,117)	(232)	(3,861)
Waiver of administration fees	–	–	–	(51)
Waiver of shareholder servicing fees — Class F	(80)	–	–	–
Fees paid indirectly	–	(8)	–	–
Net Expenses	46,070	32,805	4,631	21,302
Net Investment Income	59,195	12,301	3,170	80,893
Net Realized Gain (Loss) on:
Investments	194,081	26,799	373	(2,560)
Affiliated investments	2	(3)	–	–
Futures contracts	4,812	–	3,481	(714)
Swap contracts	–	–	278	3,375
Foreign currency transactions	(1,351)	(1,413)	15,798	(23,921)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(171,779)	(138,602)	(16,434)	(163,167)
Affiliated investments	(19)	–	–	(6)
Futures contracts	2,443	–	(297)	(437)
Swap contracts	–	–	67	(4,447)
Foreign capital gains tax on appreciated securities	–	178	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	(177)	(12)	(91)	605
Net Increase (Decrease) in Net Assets Resulting from Operations	$87,207	$(100,752)	$6,345	$(110,379)

(1) See Note 5 in the Notes to Financial Statements for additional information.

(2) Income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2018	71

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2018	2017	2018	2017
Operations:
Net investment income	$59,195	$46,422	$12,301	$10,064
Net realized gain on investments and futures contracts	198,895	116,693	26,796	120,195
Net realized loss on forward foreign currency contracts and foreign currency transactions	(1,351)	(411)	(1,413)	(396)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(169,355)	512,512	(138,602)	241,499
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(177)	413	(12)	(16)
Net change in unrealized appreciation on foreign capital tax gains on appreciated securities	—	—	178	667
Net Increase (Decrease) in Net Assets Resulting from Operations	87,207	675,629	(100,752)	372,013
Dividends and Distributions to Shareholders:
Net investment income:
Class F	(51,106)	(35,403)	(24,002)	(11,400)
Class I	(29)	(34)	N/A	N/A
Class Y	(5,482)	(3,118)	(2,093)	(816)
Total Dividends and Distributions	(56,617)	(38,555)	(26,095)	(12,216)
Capital Share Transactions:
Class F:
Proceeds from shares issued	756,783	1,137,139	339,824	332,975
Reinvestment of dividends & distributions	47,452	32,564	22,506	10,641
Cost of shares redeemed	(603,276)	(694,561)	(396,610)	(395,178)
Net Increase (Decrease) from Class F Transactions	200,959	475,142	(34,280)	(51,562)
Class I:
Proceeds from shares issued	445	585	N/A	N/A
Reinvestment of dividends & distributions	17	16	N/A	N/A
Cost of shares redeemed	(787)	(2,586)	N/A	N/A
Net Decrease from Class I Transactions	(325)	(1,985)	N/A	N/A
Class Y:
Proceeds from shares issued	63,040	152,319	27,272	56,280
Reinvestment of dividends & distributions	5,170	3,059	1,938	788
Cost of shares redeemed	(45,309)	(49,930)	(19,938)	(24,072)
Net Increase from Class Y Transactions	22,901	105,448	9,272	32,996
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	223,535	578,605	(25,008)	(18,566)
Net Increase (Decrease) in Net Assets	254,125	1,215,679	(151,855)	341,231
Net Assets:
Beginning of Year	4,118,501	2,902,822	1,946,409	1,605,178
End of Year	$4,372,626	$4,118,501	$1,794,554	$1,946,409
Undistributed Net Investment Income Included in Net Assets at End of Year	$48,291	$43,508	$1,589	$9,162
Capital Share Transactions:
Class F:
Shares issued	65,585	116,607	27,336	31,049
Reinvestment of distributions	4,098	3,517	1,764	1,136
Shares redeemed	(52,335)	(68,912)	(31,382)	(36,420)
Total Class F Transactions	17,348	51,212	(2,282)	(4,235)
Class I:
Shares issued	38	60	N/A	N/A
Reinvestment of distributions	2	2	N/A	N/A
Shares redeemed	(68)	(254)	N/A	N/A
Total Class I Transactions	(28)	(192)	N/A	N/A
Class Y:
Shares issued	5,473	15,234	2,190	5,141
Reinvestment of distributions	447	330	152	84
Shares redeemed	(3,898)	(4,883)	(1,562)	(2,216)
Total Class Y Transactions	2,022	10,681	780	3,009
Net Increase (Decrease) in Shares Outstanding from Share Transactions	19,342	61,701	(1,502)	(1,226)

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

72	SEI Institutional International Trust / Annual Report / September 30, 2018

	International Fixed Income Fund		Emerging Markets Debt Fund
	2018	2017	2018	2017
Operations:
Net investment income	$3,170	$3,187	$80,893	$74,480
Net realized gain (loss) on investments, futures contracts and swap contracts	4,132	(1,868)	101	14,403
Net realized gain (loss) on forward foreign currency contracts and foreign currency transactions	15,798	(4,226)	(23,921)	(26,694)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	(16,664)	(5,820)	(168,057)	39,359
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(91)	3,023	605	(996)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,345	(5,704)	(110,379)	100,552
Dividends and Distributions to Shareholders:
Net investment income:
Class F	–	(7,649)	(82,188)	(27,727)
Class Y	–	(502)	(6,903)	(2,409)
Net realized gains:
Class F	–	(4,277)	–	–
Class Y	–	(232)	–	–
Total Dividends and Distributions	–	(12,660)	(89,091)	(30,136)
Capital Share Transactions:
Class F:
Proceeds from shares issued	86,729	63,281	336,208	339,041
Reinvestment of dividends & distributions	–	10,886	74,710	25,042
Cost of shares redeemed	(69,108)	(137,899)	(233,447)	(423,845)
Net Increase (Decrease) from Class F Transactions	17,621	(63,732)	177,471	(59,762)
Class Y:
Proceeds from shares issued	10,342	26,673	28,991	39,682
Reinvestment of dividends & distributions	–	715	6,442	2,335
Cost of shares redeemed	(5,961)	(1,786)	(15,406)	(39,851)
Net Increase from Class Y Transactions	4,381	25,602	20,027	2,166
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	22,002	(38,130)	197,498	(57,596)
Net Increase (Decrease) in Net Assets	28,347	(56,494)	(1,972)	12,820
Net Assets:
Beginning of Year	453,564	510,058	1,566,972	1,554,152
End of Year	$481,911	$453,564	$1,565,000	$1,566,972
Distributions in Excess of Net Investment Income Included in Net Assets at End of Year	$(4,667)	$(25,881)	$(40,703)	$(7,385)
Capital Share Transactions:
Class F:
Shares issued	8,460	6,257	33,864	34,114
Reinvestment of distributions	–	1,084	7,328	2,623
Shares redeemed	(6,748)	(13,617)	(23,439)	(42,597)
Total Class F Transactions	1,712	(6,276)	17,753	(5,860)
Class Y:
Shares issued	1,010	2,630	2,913	4,007
Reinvestment of distributions	–	71	633	244
Shares redeemed	(582)	(176)	(1,528)	(3,932)
Total Class Y Transactions	428	2,525	2,018	319
Net Increase (Decrease) in Shares Outstanding from Share Transactions	2,140	(3,751)	19,771	(5,541)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2018	73

FINANCIAL HIGHLIGHTS

For the years or period ended September 30

For a Share Outstanding Throughout Each Year or Period

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
Class F(2)
2018	$11.29	$0.16	$0.08	$0.24	$(0.15)	$–	$(0.15)	$11.38	2.11%	$4,024,987	1.09%(3)	1.09%(3)	1.09%(3)	1.35%	40%
2017	9.58	0.13	1.69	1.82	(0.11)	–	(0.11)	11.29	19.23	3,795,858	1.15(3)	1.15(3)	1.15(3)	1.27	57
2016	9.16	0.13	0.39	0.52	(0.10)	–	(0.10)	9.58	5.63	2,729,762	1.27(3)(4)	1.27(3)(4)	1.28(3)(4)	1.36	45
2015	9.94	0.10	(0.69)	(0.59)	(0.19)	–	(0.19)	9.16	(5.98)	2,568,634	1.24(3)	1.24(3)	1.24(3)	1.04	68
2014	9.71	0.18	0.18	0.36	(0.13)	–	(0.13)	9.94	3.66	2,682,482	1.24(3)	1.24(3)	1.24(3)	1.78	60
Class I
2018	$11.27	$0.12	$0.09	$0.21	$(0.11)	$–	$(0.11)	$11.37	1.86%	$2,662	1.34%(5)	1.34%(5)	1.34%(5)	1.06%	40%
2017	9.55	0.10	1.70	1.80	(0.08)	–	(0.08)	11.27	19.00	2,954	1.40(5)	1.40(5)	1.40(5)	0.96	57
2016	9.15	0.10	0.38	0.48	(0.08)	–	(0.08)	9.55	5.27	4,341	1.52(4)(5)	1.52(4)(5)	1.52(4)(5)	1.09	45
2015	9.92	0.08	(0.69)	(0.61)	(0.16)	–	(0.16)	9.15	(6.18)	4,956	1.49(5)	1.49(5)	1.49(5)	0.76	68
2014	9.70	0.15	0.17	0.32	(0.10)	–	(0.10)	9.92	3.33	5,342	1.49(5)	1.49(5)	1.49(5)	1.48	60
Class Y
2018	$11.31	$0.18	$0.09	$0.27	$(0.19)	$–	$(0.19)	$11.39	2.40%	$344,977	0.84%(6)	0.84%(6)	0.84%(6)	1.60%	40%
2017	9.59	0.16	1.69	1.85	(0.13)	–	(0.13)	11.31	19.59	319,689	0.90(6)	0.90(6)	0.90(6)	1.53	57
2016	9.18	0.16	0.37	0.53	(0.12)	–	(0.12)	9.59	5.77	168,719	1.02(4)(6)	1.02(4)(6)	1.03(4)(6)	1.70	45
2015(7)	9.39	0.13	(0.34)	(0.21)	–	–	–	9.18	(2.24)	130,379	1.00(6)	1.00(6)	1.00(6)	1.72	68
Emerging Markets Equity Fund
Class F(2)
2018	$12.32	$0.08	$(0.77)	$(0.69)	$(0.16)	$–	$(0.16)	$11.47	(5.71)%	$1,668,960	1.69%(8)	1.69%(8)	1.80%(9)	0.61%	70%
2017	10.09	0.07	2.24	2.31	(0.08)	–	(0.08)	12.32	23.10	1,821,009	1.74(8)	1.74(8)	1.82(9)	0.65	66
2016	8.43	0.05	1.68	1.73	(0.07)	–	(0.07)	10.09	20.66	1,532,960	1.76(4)(8)	1.76(4)(8)	1.86(4)(9)	0.59	79
2015	10.76	0.07	(2.29)	(2.22)	(0.11)	–	(0.11)	8.43	(20.78)	1,342,618	1.72(8)	1.72(8)	1.82(9)	0.67	67
2014	10.53	0.06	0.22	0.28	(0.05)	–	(0.05)	10.76	2.68	1,958,078	1.96(8)	1.96(8)	2.02(9)	0.58	59
Class Y
2018	$12.35	$0.11	$(0.76)	$(0.65)	$(0.21)	$–	$(0.21)	$11.49	(5.46)%	$125,594	1.44%(10)	1.44%(10)	1.55%(11)	0.89%	70%
2017	10.11	0.10	2.24	2.34	(0.10)	–	(0.10)	12.35	23.46	125,400	1.49(10)	1.49(10)	1.57(11)	0.93	66
2016	8.45	0.09	1.66	1.75	(0.09)	–	(0.09)	10.11	20.95	72,218	1.52(4)(10)	1.52(4)(10)	1.62(4)(11)	0.96	79
2015(7)	10.08	0.10	(1.73)	(1.63)	–	–	–	8.45	(16.17)	44,012	1.47(10)	1.47(10)	1.57(11)	1.33	67
International Fixed Income Fund
Class F(2)
2018	$10.13	$0.07	$0.07	$0.14	$–	$–	$–	$10.27	1.38%	$438,908	1.02%(12)	1.02%(12)	1.07%(13)	0.66%	71%
2017	10.51	0.07	(0.18)	(0.11)	(0.17)	(0.10)	(0.27)	10.13	(1.03)	415,582	1.02(12)	1.02(12)	1.08(13)	0.66	113
2016	10.38	0.10	0.62	0.72	(0.57)	(0.02)	(0.59)	10.51	7.32	497,157	1.05(4)(12)	1.05(4)(12)	1.11(4)(13)	0.98	106
2015	10.98	0.11	0.11	0.22	(0.82)	–	(0.82)	10.38	2.02	495,957	1.02(12)	1.02(12)	1.07(13)	1.00	78
2014	10.42	0.14	0.48	0.62	(0.06)	–	(0.06)	10.98	5.96	523,784	1.02(12)	1.02(12)	1.20(13)	1.32	104
Class Y
2018	$10.12	$0.09	$0.08	$0.17	$–	$–	$–	$10.29	1.68%	$43,003	0.77%(14)	0.77%(14)	0.82%(15)	0.91%	71%
2017	10.50	0.09	(0.17)	(0.08)	(0.20)	(0.10)	(0.30)	10.12	(0.76)	37,982	0.77(14)	0.77(14)	0.83(15)	0.94	113
2016(16)	10.45	0.12	0.55	0.67	(0.60)	(0.02)	(0.62)	10.50	6.79	12,901	0.80(4)(14)	0.80(4)(14)	0.87(4)(15)	1.23	106
Emerging Markets Debt Fund
Class F(2)
2018	$10.55	$0.51	$(1.19)	$(0.68)	$(0.57)	$–	$(0.57)	$9.30	(6.81)%	$1,451,128	1.36%(17)	1.36%(17)	1.61%(18)	5.08%	80%
2017	10.08	0.51	0.17	0.68	(0.21)	–	(0.21)	10.55	6.93	1,458,611	1.36(17)	1.36(17)	1.63(18)	5.06	79
2016	8.66	0.49	0.93	1.42	–	–	–	10.08	16.40	1,453,586	1.39(4)(17)	1.39(4)(17)	1.65(4)(18)	5.30	86
2015	10.20	0.47	(1.81)	(1.34)	(0.19)	(0.01)	(0.20)	8.66	(13.35)	1,227,567	1.36(17)	1.36(17)	1.61(18)	4.91	71
2014	10.38	0.49	(0.29)	0.20	(0.31)	(0.07)	(0.38)	10.20	1.90	1,345,731	1.36(17)	1.36(17)	1.80(18)	4.73	92
Class Y
2018	$10.57	$0.53	$(1.18)	$(0.65)	$(0.64)	$–	$(0.64)	$9.28	(6.57)%	$113,872	1.11%(19)	1.11%(19)	1.36%(20)	5.34%	80%
2017	10.12	0.53	0.17	0.70	(0.25)	–	(0.25)	10.57	7.18	108,361	1.11(19)	1.11(19)	1.38(20)	5.31	79
2016	8.67	0.52	0.93	1.45	–	–	–	10.12	16.72	100,566	1.14(4)(19)	1.14(4)(19)	1.40(4)(20)	5.55	86
2015(7)	9.63	0.37	(1.28)	(0.91)	(0.05)	–	(0.05)	8.67	(9.48)	78,383	1.11(19)	1.11(19)	1.36(20)	5.24	71

†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements.

74	SEI Institutional International Trust / Annual Report / September 30, 2018

**	See Note 5 in Notes to Financial Statements.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

(3)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.09%, 1.15%, 1.27%, 1.24% and 1.24% for 2018, 2017, 2016, 2015 and 2014.

(4)	The expense ratio includes proxy expenses outside the cap.

(5)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.34%, 1.40%, 1.52%, 1.49% and 1.49% for 2018, 2017, 2016, 2015 and 2014.

(6)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.84%, 0.90%, 1.02% and 0.99% for 2018, 2017, 2016 and 2015.

(7)	Commenced operations on December 31, 2014. All ratios for the period have been annualized.

(8)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.69%, 1.74%, 1.76%, 1.71% and 1.96% for 2018, 2017, 2016, 2015 and 2014.

(9)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.80%, 1.82%, 1.86%, 1.71% and 2.02% for 2018, 2017, 2016, 2015 and 2014.

(10)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.44%, 1.49%, 1.52% and 1.46% for 2018, 2017, 2016 and 2015.

(11)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.55%, 1.58%, 1.62% and 1.46% for 2018, 2017, 2016 and 2015.

(12)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.02%, 1.02%, 1.05%, 1.02% and 1.02% for 2018, 2017, 2016, 2015 and 2014.

(13)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.07%, 1.08%, 1.11%, 1.07% and 1.20% for 2018, 2017, 2016, 2015 and 2014.

(14)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.77%, 0.77% and 0.80% for 2018, 2017 and 2016.

(15)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.82%, 0.83% and 0.87% for 2018, 2017 and 2016.

(16)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

(17)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.36%, 1.36%, 1.39%, 1.36% and 1.36% for 2018, 2017, 2016, 2015 and 2014.

(18)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.61%, 1.63%, 1.65%, 1.61% and 1.80% for 2018, 2017, 2016, 2015 and 2014.

(19)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.11%, 1.11%, 1.14% and 1.11% for 2018, 2017, 2016 and 2015.

(20)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.36%, 1.38%, 1.40% and 1.36% for 2018, 2017, 2016 and 2015.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional International Trust / Annual Report / September 30, 2018	75

NOTES TO FINANCIAL STATEMENTS

September 30, 2018

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”) each of which are diversified Funds with the exception of the International Fixed Income Fund and the Emerging Markets Debt Fund. Each Fund’s prospectus provides a description of its investment goal, principal investment strategies and risks. The Trust is registered to offer Class F (formerly Class A) and Class Y shares of each of the Funds and Class I shares of the International Equity Fund.

Effective January 31, 2017, Class A Shares were renamed as Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may

76	SEI Insititution International Trust / Annual Report / September 30, 2018

not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation

SEI Insititution International Trust / Annual Report / September 30, 2018	77

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2018

correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2018, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes — Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for

78	SEI Insititution International Trust / Annual Report / September 30, 2018

financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2018, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its investment objective and strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns and may also utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2018, if applicable.

Options/Swaptions Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2018, if applicable.

SEI Insititution International Trust / Annual Report / September 30, 2018	79

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2018

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of September 30, 2018, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not

80	SEI Insititution International Trust / Annual Report / September 30, 2018

participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment

SEI Insititution International Trust / Annual Report / September 30, 2018	81

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2018

upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or writedown.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of September 30, 2018, the International Fixed Income Fund and the Emerging Markets Debt Fund are the sellers (“providing protection”) on a total notional amount of $2.2 million and $1.9 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Funds are providing protection at balance sheet date are summarized as follows:

International Fixed Income Fund
Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$ —	$ —	$ (330,410)	$ 134,281	$ (196,129)

Maximum potential amount of future payments	—	—	2,240,000	6,225,609	8,465,609
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	—	—	—	—	—

1

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)(1)

0-100	$ —	$ —	$6,225,609	$ —	$—	$6,225,609

>101	—	—	—	—	2,240,000	2,240,000

Total	$ —	$ —	$6,225,609	$ —	$ 2,240,000	$8,465,609

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

82	SEI Insititution International Trust / Annual Report / September 30, 2018

Emerging Markets Debt Fund

Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$ —	$ (48,389)	$ —	$ —	$ (48,389)

Maximum potential amount of future payments	—	1,894,629	—	—	1,894,629
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Partnership or other third parties which the Partnership can obtain upon occurrence of triggering event	—	—	—	—	—

1

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)(1)

0-100	$ —	$ —	$—	$ —	$ —	$—

>101	—	—	1,894,629	—	—	1,894,629

Total	$ —	$ —	$1,894,629	$ —	$ —	$1,894,629

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE CONTRACTS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Schedules of Investments and the Statements of Operations. The fair value of derivative instruments as of year end was as follows:

	Asset Derivatives		Liability Derivatives
	Year ended September 30, 2018 ($ Thousands)		Year ended September 30, 2018 ($ Thousands)
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
International Fixed Income Fund
Interest rate contracts	Net Assets – Unrealized appreciation on futures contracts	$394*	Net Assets — Unrealized depreciation on futures contracts	$270*
Credit contracts	Net Assets – Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	116†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	4,228	Unrealized loss on forward foreign currency contracts	1,905
Total derivatives not accounted for as hedging instruments		$4,622		$2,291

SEI Insititution International Trust / Annual Report / September 30, 2018	83

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2018

	Asset Derivatives		Liability Derivatives
	Year ended September 30, 2018 ($ Thousands)		Year ended September 30, 2018 ($ Thousands)
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$624*	Net Assets — Unrealized depreciation on futures contracts	$432*
	Net Assets — Unrealized appreciation on swap contracts	1,468†	Net Assets — Unrealized depreciation on swap contracts	3,464†
Credit Contracts	Net Assets — Unrealized appreciation on swap contracts	—†	Net Assets — Unrealized depreciation on swap contracts	196†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	11,752	Unrealized loss on forward foreign currency contracts	12,492
	Net Assets — Unrealized appreciation on swap contracts	265†	Net Assets — Unrealized depreciation on swap contracts	273†
Total derivatives not accounted for as hedging instruments		$14,109		$16,857

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for OTC swap contracts that have paid premiums. For centrally cleared swap contracts current days variation margin is reported within the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2018.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund
Interest rate contracts	$1,067	$—	$110	$1,177
Foreign exchange contracts	2,434	16,398	—	18,832
Credit contracts	—	—	168	168
Equity contracts	(20)	—	—	(20)
Total	$3,481	$16,398	$278	$20,157

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$(714)	$—	$2,748	$2,034
Foreign exchange contracts	—	2,944	530	3,474
Credit contracts	—	—	97	97
Total	$(714)	$2,944	$3,375	$5,605
Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):
Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund
Interest rate contracts	$(297)	$—	$—	$(297)
Foreign exchange contracts	—	(29)	—	(29)
Credit contracts	—	—	67	67
Total	$(297)	$(29)	$67	$(259)

84	SEI Insititution International Trust / Annual Report / September 30, 2018

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$(437)	$—	$(4,303)	$(4,740)
Foreign exchange contracts	—	915	89	1,004
Credit contracts	—	—	(233)	(233)
Total	$(437)	$915	$(4,447)	$(3,969)

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2018, ($ Thousands):

	Financial Derivatives Assets			Financial Derivatives Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
International Equity Fund	$434	$—	$434	$1,033	$—	$1,033

International Fixed Income Fund	234	—	234	94	2	96

Emerging Markets Debt Fund	10	11	21	298	64	362

Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2018 amounted to $7,830 ($ Thousands) for the International Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2018 amounted to $393 ($ Thousands) for the International Fixed Income

Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2018 amounted to $3,303 ($ Thousands) for the Emerging Markets Debt Fund.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes

SEI Insititution International Trust / Annual Report / September 30, 2018	85

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2018

(“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2018 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities

International Fixed Income Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
ANZ	$51	$—	$51	$154	$—	$154	$(103)	$—	$(103)
Bank of America	199	—	199	103	—	103	96	—	96
Barclays	77	—	77	155	—	155	(78)	—	(78)
BNP Paribas	1,483	—	1,483	15	—	15	1,468	—	1,468
Brown Brothers Harriman	4	—	4	55	—	55	(51)	—	(51)
BT Brokerage	701	—	701	—	—	—	701	—	701
CIBC	—	—	—	—	—	—	—	—	—
Citigroup	84	—	84	67	—	67	17	—	17
Credit Suisse	5	—	5	36	96	132	(127)	260	133
Deutsche Bank	232	—	232	—	19	19	213	—	213
Goldman Sachs	153	—	153	—	—	—	153	—	153
HSBC	58	—	58	44	—	44	14	—	14
JPMorgan Chase Bank	857	—	857	744	—	744	113	700	813
Morgan Stanley	21	—	21	213	—	213	(192)	—	(192)
RBC	1	—	1	242	—	242	(241)	—	(241)
Royal Bank of Scotland	134	—	134	—	—	—	134	—	134
Standard Chartered	10	—	10	23	—	23	(13)	—	(13)
State Street	108	—	108	24	—	24	84	—	84
TD Securities	24	—	24	1	—	1	23	—	23
UBS	24	—	24	29	—	29	(5)	—	(5)

	Financial Derivative Assets			Financial Derivative Liabilities

Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Citibank	$—	$167	$167	$—	$—	$—	$167	$—	$167
Citigroup	5,743	—	5,743	4,241	—	4,241	1,502	—	1,502
Goldman Sachs	3,319	518	3,837	3,056	2,345	5,401	(1,564)	—	(1,564)
JPMorgan Chase Bank	1,951	525	2,476	4,832	954	5,786	(3,310)	—	(3,310)
Standard Bank	435	—	435	132	—	132	303	—	303
State Street	304	—	304	230	—	230	74	—	74

^

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

*	Excess collateral pledged is not shown for financial reporting purposes.

No securities have been pledged or have been received as collateral for OTC financial derivative instruments as governed by ISDA Master Agreements as of September 30, 2018.

86	SEI Insititution International Trust / Annual Report / September 30, 2018

The following table discloses the volume of the Fund’s futures contracts, forward foreign currency contracts and swap activity during the period ended September 30, 2018 ($ Thousands):

	International Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$142,103	$—	$—
Ending Notional Balance Long	157,321	—	—
Interest Contracts
Average Notional Balance Long	—	67,546	37,165
Average Notional Balance Short	—	80,783	94,061
Ending Notional Balance Long	—	68,024	45,834
Ending Notional Balance Short	—	63,973	56,576
Currency Contracts
Average Notional Balance Short	—	32,350	—
Ending Notional Balance Short	—	35,147	—
Forward Foreign Currency Contracts:
Average Notional Balance Long	—	729,395	3,176,975
Average Notional Balance Short	—	727,908	3,179,447
Ending Notional Balance Long	—	780,241	1,241,532
Ending Notional Balance Short	—	777,718	1,242,421
Swaps: Credit Contracts
Average Notional Balance Long	—	132	—
Average Notional Balance Short	—	8,660	989
Ending Notional Balance Short	—	6,855	1,895
Interest Contracts
Average Notional Balance Long	—	8,179	308,327
Average Notional Balance Short	—	8,179	308,327
Ending Notional Balance Long	—	—	257,861
Ending Notional Balance Short	—	—	257,861
Foreign Exchange Contracts
Average Notional Balance Long	—	—	16,955
Average Notional Balance Short	—	—	16,978
Ending Notional Balance Long	—	—	17,555
Ending Notional Balance Short	—	—	30,859

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”) is the distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F (formerly Class A) and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The International Equity Fund has also adopted an administrative services plan and agreement (the Administrative Service Plan) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F (formerly Class A) and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions,

SEI Insititution International Trust / Annual Report / September 30, 2018	87

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2018

taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE).

The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the contractual and voluntary expense limitation for each Fund will be as follows:

	Advisory Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
International Equity Fund
Class F	0.505%	0.25%	—	1.15%
Class I	0.505%	0.25%	0.25%	1.40%
Class Y	0.505%	—	—	0.90%
Emerging Markets Equity Fund*
Class F	1.05%	0.25%	—	N/A
Class Y	1.05%	—	—	N/A
International Fixed Income Fund
Class F	0.30%	0.25%	—	1.02%
Class Y	0.30%	—	—	0.77%
Emerging Markets Debt Fund
Class F	0.85%	0.25%	—	1.36%
Class Y	0.85%	—	—	1.11%

*

Renewed as of January 31, 2018, SIMC has contractually agreed to waive its advisory fee as necessary to keep the advisory fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2019 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

N/A — Not applicable.

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
International Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
International Fixed Income Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Debt Fund	0.450%	0.370%	0.2900%	0.210%	0.130%

Investment Sub-Advisory Agreements — As of

September 30, 2018, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

International Equity Fund

Acadian Asset Management LLC

Blackcrane Capital, LLC

Causeway Capital Management LLC

INTECH Investment Management LLC

Neuberger Berman Investment Advisers LLC

NWQ Investment Management Company, LLC

WCM Investment Management

Emerging Markets Equity Fund

Delaware Investment Fund Advisers, a series of

Macquarie Investment Management Business Trust

J O Hambro Capital Management Limited

KBI Global Investors (North America) Ltd.

Lazard Asset Management LLC

Neuberger Berman Investment Advisers LLC

PanAgora Asset Management, Inc.

RWC Asset Advisors (US) LLC

International Fixed Income Fund

AllianceBernstein L.P.

Colchester Global Investors Ltd.

Wellington Management Company, LLP

Emerging Markets Debt Fund

Investec Asset Management Ltd.

Neuberger Berman Investment Advisers LLC

Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each sub-adviser receives a fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The

Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

88	SEI Insititution International Trust / Annual Report / September 30, 2018

There were no such commissions for the year ended September 30, 2018.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2018 can be found on the Statement of Operations and Financial Highlights, if applicable.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund, L.P., also an affiliated fund.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended September 30, 2018, the Trust had not participated in the Program.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2018 were as follows ($ Thousands):

Emerging Markets Equity Fund	$11

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2018, were as follows:

	International Equity Fund ($ Thousands)	Emerging Markets Equity Fund(1) ($ Thousands)	International Fixed Income Fund ($ Thousands)	Emerging Markets Debt Fund ($ Thousands)
Purchases
U.S. Government	$—	$—	$129,389	$506,699
Other	1,848,328	1,332,894	197,606	667,478
Sales
U.S. Government	—	—	106,250	487,922
Other	1,656,408	1,375,955	192,587	587,205

(1)	Includes 17a-7 related transactions of $(12,527) ($ Thousands).

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

SEI Insititution International Trust / Annual Report / September 30, 2018	89

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2018

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in passive foreign investment companies, distribution reclassification, REIT income reclassification and foreign currency transactions have been reclassified to/from the following accounts as of September 30, 2018:

	Paid-in- Capital ($ Thousands)	Accumulated Realized Gain/(Loss) ($ Thousands)	Undistributed Net Investment Income ($ Thousands)
International Equity Fund	$(489,231)	$487,026	$2,205
Emerging Markets Equity Fund	–	(6,221)	6,221
International Fixed Income Fund	(2,011)	(16,033)	18,044
Emerging Markets Debt Fund	–	25,120	(25,120)

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)

International Equity Fund	2018	$56,617	$—	$56,617
	2017	38,555	—	38,555
Emerging Markets Equity Fund	2018	26,095	—	26,095
	2017	12,216	—	12,216
International Fixed Income Fund	2018	—	—	—
	2017	11,706	954	12,660
Emerging Markets Debt Fund	2018	89,091	—	89,091
	2017	30,136	—	30,136

As of September 30, 2018, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

International Equity Fund	$58,980	$—	$—	$—	$—	$385,869	$2	$444,851
Emerging Markets Equity Fund	9,156	—	—	(6,818)	—	118,182	(2)	120,518
International Fixed Income Fund	—	1,868	—	—	—	(14,094)	(2,020)	(14,246)
Emerging Markets Debt Fund	—	—	(18,571)	—	(30,026)	(140,851)	(11,297)	(200,745)

Post-October losses represent losses realized on investment transactions from November 1, 2017 through September 30, 2018 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. For the year ended September 30, 2018, the Funds did not have any capital losses eligible to be carried forward.

During the year ended September 30, 2018, the International Equity Fund, the Emerging Markets Equity Fund and the Emerging Markets Debt Fund utilized capital loss carryforwards to offset capital gains of $195,360, $32,097 and $4,970 ($ Thousands), respectively. The International Equity Fund had expired capital losses in the amount of $489,231 ($ Thousands) for the year ended September 30, 2018.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

90	SEI Insititution International Trust / Annual Report / September 30, 2018

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards 9/30/2018* ($ Thousands)
Emerging Markets Debt Fund	$3,829	$14,742	$18,571

* This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of securities owned at September 30, 2018, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, derivatives, passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2018, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
International Equity Fund	$4,302,144	$581,716	$(195,847)	$385,869
Emerging Markets Equity Fund	1,709,070	280,413	(162,231)	118,182
International Fixed Income Fund	445,160	5,165	(19,259)	(14,094)
Emerging Markets Debt Fund	1,596,981	13,709	(154,560)	(140,851)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — To the extent a Fund takes positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to

SEI Insititution International Trust / Annual Report / September 30, 2018	91

NOTES TO FINANCIAL STATEMENTS (Concluded)

September 30, 2018

be a complete discussion of the risks associated with the investment strategies of the Funds.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan which could give rise to loss because of adverse market actions expenses and/or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund, L.P. (“Liquidity Fund”) and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2018

($ Thousands):

		Securities Loaned at Value		Cash Collateral Received(1)		Net Amount
International Equity Fund	$	237,782	$	237,782	$	—
Emerging Markets Equity Fund		61,593		61,593		—
Emerging Markets Debt Fund		29,593		29,593		—
(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

10.	CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2018, SPTC held of record the following:

Fund	Class F	Class I	Class Y

International Equity Fund	96.69%	46.25%	37.15%
Emerging Markets Equity Fund	93.12%	—%	54.99%
International Fixed Income Fund	97.05%	—%	99.40%
Emerging Markets Debt Fund	97.77%	—%	37.36%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

11.	REGULATORY MATTERS

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12.	SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of September 30, 2018.

92	SEI Insititution International Trust / Annual Report / September 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

SEI Institutional International Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Institutional International Trust, comprised of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund (collectively, the “Funds”), as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2018, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 29, 2018

SEI Institutional International Trust / Annual Report / September 30, 2018	93

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2018.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI’’) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	102

Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI AIpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust,

The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 78 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	102	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	102	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

94	SEI Institutional International Trust / Annual Report / September 30, 2018

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	102	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 70 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	102	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	102	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	102	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	102	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	102	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Institutional International Trust / Annual Report / September 30, 2018	95

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 - October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI AIpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 37 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

96	SEI Institutional International Trust / Annual Report / September 30, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2018

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period *
International Equity Fund
Actual Fund Return
Class F	$1,000.00	$991.30	1.08%	$5.39
Class I	1,000.00	989.60	1.33	6.63
Class Y	1,000.00	992.80	0.83	4.15
Hypothetical 5% Return
Class F	$1,000.00	$1,019.65	1.08%	$5.47
Class I	1,000.00	1,018.40	1.33	6.73
Class Y	1,000.00	1,020.91	0.83	4.20
Emerging Markets Equity Fund
Actual Fund Return
Class F	$1,000.00	$875.60	1.67%	$7.85
Class Y	1,000.00	877.40	1.42	6.68
Hypothetical 5% Return
Class F	$1,000.00	$1,016.70	1.67%	$8.44
Class Y	1,000.00	1,017.95	1.42	7.18

	Beginning Account Value 4/1/18	Ending Account Value 9/30/18	Annualized Expense Ratios	Expenses Paid During Period *
International Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$998.10	1.02%	$5.11
Class Y	1,000.00	999.00	0.77	3.86
Hypothetical 5% Return
Class F	$1,000.00	$1,019.95	1.02%	$5.16
Class Y	1,000.00	1,021.21	0.77	3.90
Emerging Markets Debt Fund
Actual Fund Return
Class F	$1,000.00	$905.10	1.36%	$6.50
Class Y	1,000.00	906.60	1.11	5.31
Hypothetical 5% Return
Class F	$1,000.00	$1,018.25	1.36%	$6.88
Class Y	1,000.00	1,019.50	1.11	5.62

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2018	97

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27 – 28, 2018 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 5–6, 2017, June 26–27, 2018 and September 11–12, 2018. In each case, the Board’s approval (or renewal) was based on its consideration

98	SEI Institutional International Trust / Annual Report / September 30, 2018

and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s contractual waiver of its management fee with respect to the Emerging Markets Equity Fund and SIMC’s and its affiliates voluntary waiver of management and other fees with respect to the International Equity, Emerging Markets Debt and International Fixed Income Funds to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

SEI Institutional International Trust / Annual Report / September 30, 2018	99

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

100	SEI Institutional International Trust / Annual Report / September 30, 2018

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a September 30, 2018, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2018, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2018, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
International Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	97.03%	0.00%	0.27%	0.00%
Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	79.13%	0.00%	0.00%	0.00%
International Fixed Income Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.11%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2018, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$51,280,616	$6,967,992
Emerging Markets Equity	13,648,839	4,720,927

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)

“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional International Trust / Annual Report / September 30, 2018	101

SEI INSTITUTIONAL INTERNATIONAL TRUST / ANNUAL REPORT / SEPTEMBER 30, 2018

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-018 (9/18)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer and any person that performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three Audit Committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal 2018			Fiscal 2017
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$204,460	$0	N/A	$198,500	$0	N/A
(b)	Audit- Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$372,077	$0	$0	$356,074	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Service Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit

Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2018	Fiscal 2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2018 and 2017 were $372,077 and $356,074, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations, and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 7, 2018

By:	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: December 7, 2018